                                                              FILE NO. 333-61001


    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 2002

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                         POST-EFFECTIVE AMENDMENT NO. 5
                                       TO
                                    FORM S-6


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
                SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

A. Exact name of Trust:

    NASDAQ-100 TRUST, SERIES 1
    (formerly known as the Nasdaq GOLD Trust, Series 1)

B.  Name of Depositor (Sponsor):

    NASDAQ FINANCIAL PRODUCTS SERVICES, INC.
    (formerly known as Nasdaq Investment Product Services, Inc.)

C.  Complete address of Sponsor's principal executive offices:

    NASDAQ FINANCIAL PRODUCTS SERVICES, INC.
    c/o THE NASDAQ STOCK MARKET, INC.
    1735 K Street, N.W.
    Washington, D.C. 20006

D. Name and complete address of agent for service:

    John L. Jacobs
    NASDAQ FINANCIAL PRODUCTS SERVICES, INC.
    c/o THE NASDAQ STOCK MARKET, INC.
    1735 K Street, N.W.
    Washington, D.C. 20006

    Copy to:
    David M. Mahle
    JONES, DAY, REAVIS & POGUE
    599 Lexington Avenue, 32nd Floor
    New York, New York 10022

E.  Title and amount of securities being registered:

    An indefinite number of units of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940.

F.  Approximate date of proposed sale to public:

    AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION
    STATEMENT.

    /X/ Check box if it is proposed that this filing will become effective on
    (date) at (time) pursuant to Rule 487.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           NASDAQ-100 TRUST, SERIES 1

                             CROSS REFERENCE SHEET

                            PURSUANT TO REGULATION C
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED

                  (FORM N-8B-2 ITEMS REQUIRED BY INSTRUCTION 1
                         AS TO PROSPECTUS IN FORM S-6)

FORM N-8B-2                                                                   FORM S-6
ITEM NUMBER                                                             HEADING IN PROSPECTUS
-----------                                                        -------------------------------
                             I. Organization and General Information

l.   (a)  Name of Trust..........................................  Prospectus Front Cover

     (b)  Title of securities issued.............................  Prospectus Front Cover

2.   Name, address and Internal Revenue Service Employer
     Identification Number of sponsor............................  Sponsor

3.   Name, address and Internal Revenue Service Employer
     Identification Number of trustee............................  Trustee

4.   Name, address and Internal Revenue Service Employer
     Identification Number of principal underwriter..............  Prospectus Summary -
                                                                   Underwriting

5.   State of organization of Trust..............................  Prospectus Summary - The Trust

6.   (a)  Dates of execution and termination of Trust
          Agreement..............................................  Prospectus Summary - The Trust;
                                                                   Prospectus Summary -
                                                                   Termination; The Trust;
                                                                   Administration of the Trust -
                                                                   Termination

     (b)  Dates of execution and termination of Trust
          Agreement..............................................  Same as set forth in 6(a)

7.   Changes of name.............................................  *

8.   Fiscal Year.................................................  *

9.   Material Litigation.........................................  *

                 II. General Description of the Trust and Securities of the Trust

10.  (a)  Registered or bearer securities........................  The Trust - Book-Entry-Only
                                                                   System

     (b)  Cumulative or distributive.............................  Prospectus Summary -
                                                                   Distributions

     (c)  Rights of holders as to withdrawal or redemption.......  Prospectus Summary -
                                                                   Redemption; Redemption of
                                                                   Nasdaq-100 Shares;
                                                                   Administration of the Trust -
                                                                   Rights of Beneficial Owners

------------------------

*  Not applicable, answer negative or not required.

FORM N-8B-2                                                                   FORM S-6
ITEM NUMBER                                                             HEADING IN PROSPECTUS
-----------                                                        -------------------------------
     (d)  Rights of holders as to conversion, transfer, etc......  Prospectus Summary -
                                                                   Redemption; Administration of
                                                                   the Trust - Register of
                                                                   Ownership and Transfer; -
                                                                   Rights of Beneficial Owners;
                                                                   Redemption of Nasdaq-100 Shares

     (e)  Lapses or defaults in principal payments with respect to periodic payment plan certificates..................  *

     (f)  Voting rights..........................................  Administration of the Trust -
                                                                   Voting

     (g)  Notice to holders as to change in:

          (l) Composition of Trust assets........................  *

          (2) Terms and conditions of Trust's securities.........  Administration of the Trust -
                                                                   Amendment

          (3) Provisions of Trust Agreement......................  Same as set forth in 10(g) (2)

          (4) Identity of sponsor and trustee....................  Resignation, Removal and
                                                                   Liability - The Trustee; - The
                                                                   Sponsor

     (h)  Consent of holders required to change:

          (1) Composition of Trust assets........................  *

          (2) Terms and conditions of Trust's securities.........  Administration of the Trust -
                                                                   Amendment

          (3) Provisions of Trust Agreement......................  Same as set forth in 10(h) (2)

          (4) Identity of sponsor and trustee....................  Resignation, Removal and
                                                                   Liability - The Sponsor; - The
                                                                   Trustee

     (i)  Other principal features of the securities.............  Prospectus Summary

11.  Type of securities comprising units.........................  The Prospectus - Front Cover;
                                                                   Prospectus Summary - The Trust;
                                                                   The Portfolio; The Index

12.  Certain information regarding securities comprising periodic payment certificates........................................  *

13.  (a)  Certain information regarding loads, fees, expenses and charges................................................  Expenses of the Trust;
                                                                   Redemption of Nasdaq-100 Shares
                                                                   -Procedure for Redemption of
                                                                   Nasdaq-100 Shares

------------------------

*  Not applicable, answer negative or not required.

FORM N-8B-2                                                                   FORM S-6
ITEM NUMBER                                                             HEADING IN PROSPECTUS
-----------                                                        -------------------------------
     (b)  Certain information regarding periodic payment plan
          certificates...........................................  *

     (c)  Certain percentages....................................  Expenses of the Trust; The
                                                                   Trust - Creation of Creation
                                                                   Units; Redemption of Nasdaq-100
                                                                   Shares - Procedure for
                                                                   Redemption of Nasdaq-100 Shares

     (d)  Reasons for certain differences in price...............  *

     (e)  Certain other loads, fees or charges payable by
          holders................................................  Prospectus Summary -
                                                                   Transaction Fee; The Trust -
                                                                   Creation of Creation Units;
                                                                   Redemption of Nasdaq-100 Shares
                                                                   -Procedure for Redemptions of
                                                                   Nasdaq-100 Shares

     (f)  Certain profits receivable by sponsor, principal
          underwriters, custodian, trustee or affiliated
          persons................................................  Same as set forth in 13(a) and also The Portfolio -
                                                                   Adjustments to the Portfolio;
                                                                   License Agreement

     (g)  Ratio of annual charges and deductions to income.......  *

14.  Issuance of Trust's securities..............................  The Trust - Creation of
                                                                   Creation Units; - Book-
                                                                   Entry-Only System

15.  Receipt and handling of payments from purchasers............  The Trust

16.  Acquisition and disposition of underlying securities........  The Trust - Creation of
                                                                   Creation Units; The Portfolio;
                                                                   Administration of the Trust;
                                                                   Redemption of Nasdaq-100 Shares
                                                                   -Procedure for Redemption of
                                                                   Nasdaq-100 Shares

17.  (a)  Withdrawal or redemption by holders....................  Administration of the Trust -
                                                                   Register of Ownership and
                                                                   Transfer; - Rights of
                                                                   Beneficial Owners; Redemption
                                                                   of Nasdaq-100 Shares

     (b)  Persons entitled or required to redeem or repurchase
          securities.............................................  Same as set forth in 17(a)

     (c)  Cancellation or resale of repurchased or redeemed
          securities.............................................  Same as set forth in 17(a)

------------------------

*  Not applicable, answer negative or not required.

FORM N-8B-2                                                                   FORM S-6
ITEM NUMBER                                                             HEADING IN PROSPECTUS
-----------                                                        -------------------------------
18.  (a)  Receipt, custody and disposition of income.............  Administration of the Trust -
                                                                   Distributions to Beneficial
                                                                   Owners

     (b)  Reinvestment of distributions..........................  Dividend Reinvestment Service

     (c)  Reserves or special funds..............................  Same as set forth in 18(a)

     (d)  Schedule of distributions..............................  *

19.  Records, accounts and reports...............................  Administration of the Trust -
                                                                   Records; - Distributions to
                                                                   Beneficial Owners; - Statements
                                                                   to Beneficial Owners; -
                                                                   Register of Ownership and
                                                                   Transfer

20.  Certain miscellaneous provisions of Trust Agreement

     (a)  Amendments.............................................  Administration of the Trust -
                                                                   Amendment

     (b)  Extension or termination...............................  Administration of the Trust -
                                                                   Amendment; - Termination

     (c)  Removal or resignation of trustee......................  Resignation, Removal and
                                                                   Liability - The Trustee

     (d)  Successor trustee......................................  Same as set forth in 20(c)

     (e)  Removal or resignation of sponsor......................  Resignation, Removal and
                                                                   Liability - The Sponsor

     (f)  Successor sponsor......................................  Same as set forth in 20(c) and
                                                                   20(e)

21.  Loans to security holders...................................  *

22.  Limitations on liabilities..................................  Resignation, Removal and
                                                                   Liability - The Trustee; - The
                                                                   Sponsor

23.  Bonding arrangements........................................  *

24.  Other material provisions of Trust Agreement................  *

                  III. Organization, Personnel and Affiliated Persons of Sponsor

25.  Organization of sponsor.....................................  Sponsor

26.  Fees received by sponsor....................................  License Agreement

27.  Business of sponsor.........................................  Sponsor

28.  Certain information as to officials and affiliated persons    Sponsor
     of sponsor..................................................

29.  Ownership of voting securities of sponsor...................  Sponsor

30.  Persons controlling sponsor.................................  *

31.  Remuneration of officers of sponsor to Trust................  *

32.  Remuneration of directors of sponsor........................  *

------------------------

*  Not applicable, answer negative or not required.

FORM N-8B-2                                                                   FORM S-6
ITEM NUMBER                                                             HEADING IN PROSPECTUS
-----------                                                        -------------------------------
33.  Remuneration of employees of sponsor for certain services rendered to Trust...........................................  *

34.  Compensation of other persons for certain services rendered to Trust....................................................  *

                          IV. Distribution and Redemption of Securities

35.  Distribution of Trust's securities in states................  Distribution of Nasdaq-100
                                                                   Shares; Continuous Offering of
                                                                   Nasdaq-100 Shares

36.  Suspension of sales of Trust's securities...................  *

37.  Denial or revocation of authority to distribute.............  *

38.  (a)  Method of distribution.................................  Prospectus Summary -
                                                                   Underwriting; The Trust;
                                                                   Marketplace Listing; Continuous
                                                                   Offering of Nasdaq-100 Shares

     (b)  Underwriting agreements................................  Prospectus Summary -
                                                                   Underwriting; - Distribution;
                                                                   Continuous Offering of
                                                                   Nasdaq-100 Shares; The Trust -
                                                                   Placement of Creation Orders
                                                                   using the Nasdaq-100 Clearing
                                                                   Process

     (c)  Selling agreements.....................................  Same as set forth in 38(b)

39.  (a)  Organization of principal underwriter..................  Prospectus Summary -
                                                                   Underwriting

     (b)  NASD membership of principal underwriter...............  Prospectus Summary -
                                                                   Underwriting

40.  Certain fees received by principal underwriters.............  *

41.  (a)  Business of principal underwriters.....................  Prospectus Summary -
                                                                   Underwriting

     (b)  Branch offices of principal underwriters...............  *

     (c)  Salesmen of principal underwriters.....................  *

42.  Ownership of Trust's securities by certain persons..........  *

43.  Certain brokerage commissions received by principal
     underwriters................................................  *

44.  (a)  Method of valuation for determining offering price.....  The Portfolio; Valuation

     (b)  Schedule as to components of offering price............  *

     (c)  Variation in offering price to certain persons.........  *

45.  Suspension of redemption rights.............................  *

------------------------

*  Not applicable, answer negative or not required.

FORM N-8B-2                                                                   FORM S-6
ITEM NUMBER                                                             HEADING IN PROSPECTUS
-----------                                                        -------------------------------
46.  (a)  Certain information regarding redemption or withdrawal valuation..............................................  Valuation; Redemption of
                                                                   Nasdaq-100 Shares

     (b)  Schedule as to components of redemption price..........  *

47.  Maintenance of position in underlying securities............  The Trust; The Portfolio;
                                                                   Valuation; Administration of
                                                                   the Trust - Distributions to
                                                                   Beneficial Owners; Redemption
                                                                   of Nasdaq-100 Shares;
                                                                   Continuous Offering of
                                                                   Nasdaq-100 Shares

                        V. Information Concerning the Trustee or Custodian

48.  Organization and regulation of trustee......................  Trustee

49.  Fees and expenses of trustee................................  Prospectus Summary -
                                                                   Transaction Fee; Expenses of
                                                                   the Trust

50.  Trustee's lien..............................................  Expenses of the Trust;
                                                                   Redemption of Nasdaq-100 Shares

                  VI. Information Concerning Insurance of Holders of Securities

51.  (a)  Name and address of insurance company..................  *

     (b)  Types of policies......................................  *

     (c)  Types of risks insured and excluded....................  *

     (d)  Coverage...............................................  *

     (e)  Beneficiaries..........................................  *

     (f)  Terms and manner of cancellation.......................  *

     (g)  Method of determining premiums.........................  *

     (h)  Aggregate premiums paid................................  *

     (i)  Recipients of premiums.................................  *

     (j)  Other material provisions of Trust Agreement relating to insurance...........................................  *

                                    VII. Policy of Registrant

52.  (a)  Method of selecting and eliminating securities from the
          Trust..................................................  The Trust - Creation of
                                                                   Creation Units; The Portfolio;
                                                                   Administration of the Trust;
                                                                   Redemption of Nasdaq-100 Shares
                                                                   -Procedure for Redemption of
                                                                   Nasdaq-100 Shares

------------------------

*  Not applicable, answer negative or not required.

FORM N-8B-2                                                                   FORM S-6
ITEM NUMBER                                                             HEADING IN PROSPECTUS
-----------                                                        -------------------------------
     (b)  Elimination of securities from the Trust...............  *

     (c)  Policy of Trust regarding substitution and elimination of securities..........................................  Same as set forth in 52(a)

     (d)  Description of any other fundamental policy of the
          Trust..................................................  *

53.  (a)  Taxable status of the Trust............................  Tax Status of the Trust

     (b)  Qualification of the Trust as a regulated investment
          company................................................  Same as set forth in 53(a)

                           VIII. Financial and Statistical Information

54.  Information regarding the Trust's last ten fiscal years.....  *

55.  Certain information regarding periodic payment plan           *
     certificates................................................

56.  Certain information regarding periodic payment plan           *
     certificates................................................

57.  Certain information regarding periodic payment plan           *
     certificates................................................

58.  Certain information regarding periodic payment plan           *
     certificates................................................

59.  Financial statements (Instruction 1(c) to Form S-6).........  *

------------------------

*  Not applicable, answer negative or not required.

PROSPECTUS

                           NASDAQ-100 TRUST(SM), SERIES 1

                            A UNIT INVESTMENT TRUST
                               ------------------


 THE NASDAQ-100                   THE NASDAQ-100 TRUST(SM),
                                    SERIES 1:
    INDEX-REGISTERED TRADEMARK-:

 - measures the average           -is a unit investment trust
   performance of a broadly         designed to closely track the
   diversified group of stocks      price and yield performance of
   traded on The Nasdaq Stock       the Nasdaq-100 Index.
   Market-Registered Trademark-.

 - includes the stocks of 100 of  -holds all of the stocks in the
   the largest and most actively    Nasdaq-100 Index.
   traded non-financial
   companies listed on The
   Nasdaq Stock Market.

 - is a modified capitalization   -issues and redeems shares of
   weighted index (which            Nasdaq-100 Index Tracking
   promotes portfolio weight        Stock(SM)in multiples of
   diversification).                50,000 in exchange for the
                                    stocks in the Nasdaq-100 Index
                                    and cash.

                                  NASDAQ-100 INDEX TRACKING STOCK:

                                  -represents undivided ownership
                                    interests in the Nasdaq-100
                                    Trust, Series 1.
                                  -trades on the American Stock
                                    Exchange under the symbol
                                    "QQQ."
                                  -minimum trading unit: 1 Share
                                    of Nasdaq-100 Index Tracking
                                    Stock.


                            ------------------------

               SPONSOR: NASDAQ FINANCIAL PRODUCTS SERVICES, INC.
               (which is owned by The Nasdaq Stock Market, Inc.)

                            ------------------------

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY CONTRARY REPRESENTATION IS A CRIMINAL OFFENSE.

                            ------------------------

             This Prospectus consists of two parts: Part A and Part B.


                    PROSPECTUS PART A DATED JANUARY 30, 2002



   COPYRIGHT -C- 2002 by Nasdaq Financial Products Services, Inc., all rights reserved

                       THE NASDAQ-100 TRUST(SM), SERIES 1

                             ---------------------

                      NASDAQ-100 INDEX TRACKING STOCK(SM)

                               TABLE OF CONTENTS


                                                              PAGE
                                                            --------
FRONT COVER PAGE

NASDAQ-100 INDEX TRACKING STOCK PROSPECTUS PART A--
HIGHLIGHTS
Nasdaq-100 Shares are Ownership Interests in the
  Nasdaq-100 Trust........................................     A-1
Nasdaq-100 Shares Trade on the American Stock Exchange....     A-1
The Nasdaq-100 Trust Issues and Redeems Nasdaq-100 Shares
  in Multiples of 50,000 Shares called "Creation Units"...     A-1
Nasdaq-100 Shares Should Closely Track the Value of the
  Underlying Nasdaq-100 Index Stocks......................     A-2
Expenses of the Trust.....................................     A-2
The Trustee Votes the Underlying Shares...................     A-5
Termination of the Nasdaq-100 Trust.......................     A-5
Risk Factors..............................................     A-5
Essential Information.....................................     A-7
Report of Ernst & Young LLP, Independent Auditors.........     A-9
Statement of Assets and Liabilities.......................    A-10
Statements of Operations..................................    A-11
Statements of Changes in Net Assets.......................    A-12
Financial Highlights......................................    A-13
Notes to Financial Statements.............................    A-14
Schedule of Investments...................................    A-19
NASDAQ-100 INDEX TRACKING STOCK PROSPECTUS PART B
Prospectus Summary........................................     B-2
Special Considerations and Risk Factors...................    B-17
The Trust.................................................    B-25
The Portfolio.............................................    B-37
The Index.................................................    B-48
License Agreement.........................................    B-53
Marketplace Listing.......................................    B-54
Tax Status of the Trust...................................    B-55
Continuous Offering of Nasdaq-100 Shares..................    B-59
Expenses of the Trust.....................................    B-60

                                                              PAGE
                                                            --------
Redemption of Nasdaq-100 Shares...........................    B-64
Valuation.................................................    B-71
Administration of the Trust...............................    B-72
Resignation, Removal, and Liability.......................    B-80
Sponsor...................................................    B-83
Trustee...................................................    B-83
Depository................................................    B-84
Legal Opinion.............................................    B-84
Experts...................................................    B-84
Information and Comparison Relating to Trust, Secondary
  Market Trading, Net Asset Size, Performance, and Tax
  Treatment...............................................    B-84
Dividend Reinvestment Service.............................    B-93
Additional Information....................................    B-94
Glossary of Defined Terms.................................    B-95

                        NASDAQ-100 INDEX TRACKING STOCK
                         PROSPECTUS PART A--HIGHLIGHTS

NASDAQ-100 SHARES(SM) ARE OWNERSHIP INTERESTS IN THE NASDAQ-100 TRUST


    The Nasdaq-100 Trust, Series 1 (the "Trust") is a unit investment trust that issues securities called Nasdaq-100 Index Tracking Stock (also referred to in this Prospectus as "Nasdaq-100 Shares"). Nasdaq-100 Index Tracking Stock represents undivided ownership interests in the portfolio of stocks held by the Trust. The Trust holds all of the common stocks of the Nasdaq-100 Index (the "Index") and is intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the Index.


NASDAQ-100 SHARES TRADE ON THE AMERICAN STOCK EXCHANGE

    Nasdaq-100 Shares are listed for trading on the American Stock Exchange (the "Amex"). Nasdaq-100 Shares are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. Nasdaq-100 Shares generally trade in round lots of 100 shares, but can be traded in odd lots of as little as one share. Trading of Nasdaq-100 Shares on the Amex may be halted under the circumstances described in the paragraphs below relating to the risks of investing in Nasdaq-100 Shares.

THE NASDAQ-100 TRUST ISSUES AND REDEEMS NASDAQ-100 SHARES IN MULTIPLES OF 50,000 SHARES CALLED "CREATION UNITS"

    The Trust issues Nasdaq-100 Shares only in blocks of 50,000 or multiples of 50,000, which are referred to as "Creation Units." Most investors, however, purchase and sell Nasdaq-100 Shares in the secondary trading market on the Amex, in lots of any size.

    Creation Units are issued by the Trust to anyone who, after placing a creation order with the Distributor, deposits with The Bank of New York, the "Trustee" of the Trust, a specified portfolio of Nasdaq-100 Index securities, as well as a cash payment, if any, generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

    Nasdaq-100 Shares are not individually redeemable, except upon termination of the Trust. Nasdaq-100 Shares can be redeemed only by tendering to the Trust 50,000 Nasdaq-100 Shares or multiples thereof. Upon redemption, the redeeming holder will receive a portfolio of Nasdaq-100 Index securities based on the net asset value of the Trust plus, in some cases, a cash payment. The cash payment amount is generally equal to the cash amount determined for creations of

Nasdaq-100 Shares and, likewise, may be paid by either the redeeming holder or the Trust, depending on the values of the dividends received, Trust expenses and the adjustment amount.

    Procedures to be followed when engaging in creation and redemption transactions are set forth in Part B of this Prospectus.

    A person placing a creation order or requesting a redemption must pay a $1,000 to $4,000 order fee to the Trustee, depending on the method chosen. No fee is payable for secondary market purchases or sales of Nasdaq-100 Shares, but secondary market transactions are subject to ordinary brokerage commissions.

NASDAQ-100 SHARES SHOULD CLOSELY TRACK THE VALUE OF THE UNDERLYING NASDAQ-100 INDEX STOCKS

    To maintain the correspondence between the composition and weights of securities held by the Trust (the "Securities") and the stocks in the Nasdaq-100 Index, the Securities will be adjusted by the Trustee from time to time to conform to periodic changes in the identity and/or relative weights of Nasdaq-100 Index stocks. The agreement governing the Trust contains directions to the Trustee as to how changes to the Nasdaq-100 Index are to be replicated by the Trust.

    The value of the Nasdaq-100 Shares will fluctuate in relation to changes in the value of the Trust's portfolio of securities. However, at any point in time, the market price of each individual Nasdaq-100 Share may not be identical to the net asset value of such share. Historically, these two valuations have been very close. See Part B of this Prospectus for comparisons of market price and net asset value. Of course, these comparisons only reflect past performance and no guarantee can be made of future performance.

    The current value of the Nasdaq-100 Index will ordinarily continue to be reported even when trading is interrupted in its component stocks. In that event, the reported Index level will be based on the current market price of those stocks still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported Index levels may at times be based on non-current price information with respect to some or even all of the stocks in the Nasdaq-100 Index.

EXPENSES OF THE TRUST

    Fees and expenses to be charged to the Trust are described in Part B of this Prospectus and include, among other costs, the Trustee's fees, Nasdaq licensing fees, federal registration fees and expenses of the

Sponsor relating to the printing and distribution of marketing materials. The expenses of the Trust will be accrued daily and reflected in the net asset value of the Trust. Pursuant to a letter agreement with the Trustee, the Trustee has agreed to contribute towards the marketing or other promotion of the Trust and the Nasdaq-100 Shares. The Sponsor has undertaken that, for the period effective October 1, 2001 through September 30, 2002, the ordinary operating expenses of the Trust will not exceed 0.20% per annum of the daily net asset value of the Trust, and the Sponsor will reimburse the Trust for expenses incurred by it in excess of such amount.

    Estimated Trust Annual Ordinary Operating Expenses:


                                                                 AMOUNT
                                            AS A % OF AVERAGE     PER
                                               NET ASSETS       SHARE(1)
                                            -----------------   --------
Trustee's Fee.............................         0.06%(2)      $0.024
License Fee...............................         0.04%         $0.016
Marketing Expenses........................         0.07%(3)      $0.027
Estimated Other Operating Expenses........         0.03%         $0.012
                                                  -----          ------
Total Gross Expenses......................         0.20%(4)      $0.079
                                                  =====          ======


------------------------


(1) Based on the net asset value of the Trust of $39.26 per Share on December 31, 2001.



(2) The Trustee's annual fee ranges from 0.04% to 0.10%, based on the net asset value of the Trust.


(3) Marketing expenses include direct advertising in print and television media, and the cost of production of such advertising, consultant fees and prospectus printing expenses.


(4) The Sponsor had undertaken that for the period through the Trust's fiscal year ending September 30, 2001, the ordinary operating expenses of the Trust as calculated by the Trustee would not be permitted to exceed an amount which, on a per-annum basis, is 0.18% of the net asset value of the Trust. The Sponsor has undertaken that for the period effective October 1, 2001 through September 30, 2002 the ordinary operating expenses of the Trust will not be permitted to exceed 0.20% per annum of the daily net asset value of the Trust. Gross expenses of the Trust for the year ending September 30, 2002, without regard to this undertaking, are estimated to be 0.20% of the net asset value of the Trust. The gross expenses of the Trust for the year ended September 30, 2001, if the Sponsor had not undertaken to limit the expenses of the Trust to

    0.18%, would have been 0.18%, as disclosed in footnote (2) to the financial highlights of the Trust. After September 30, 2002, the Sponsor may, in its sole discretion, discontinue its undertaking to limit ordinary operating expenses of the Trust or renew this undertaking for an additional period of time, and, if renewed, such 0.20% level may be changed and may exceed 0.20%. See "Expenses of the Trust."


    Future accruals will depend primarily on the level of the Trust's net assets and the level of expenses. There is no guarantee that after September 30, 2002 the Trust's ordinary operating expenses will not exceed 0.20% of the Trust's daily net asset value. The Sponsor reserves the right to discontinue its reimbursement policy in the future.

Example of Expenses:


    An investor would pay the following expenses on a $1,000 investment, assuming the estimated operating expense ratio cap of 0.20% set forth in footnote (4) above for the year ending September 30, 2002, and assuming estimated gross operating expenses thereafter remain at 0.20% of the net asset value of the Trust and a 5% annual return on investment throughout the periods.


    Cumulative Expenses Paid for Period of:


           1 YEAR               3 YEARS        5 YEARS        10 YEARS
    ---------------------       --------       --------       --------
             $2                    $6            $11            $26



    The above example assumes the reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. Although the Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of this example. Investors should also note that the presentation of a $1,000 investment is for illustration purposes only. Pursuant to an exemptive order obtained from the Securities and Exchange Commission the Trust may reimburse the Sponsor for certain expenses relating to the printing and distribution of marketing materials describing the Nasdaq-100 Shares and the Trust, reimbursement to the Sponsor for annual licensing fees and federal and state annual registration fees for the issuance of Nasdaq-100 Shares up to 0.20% (20 basis points) of the Trust's total assets.

THE TRUSTEE VOTES THE UNDERLYING SHARES

    The Trustee will vote any voting stocks held by the Trust in the same proportion as all other voting shares of such stocks are voted. Consequently, holders of Nasdaq-100 Shares will not be able to vote the shares of the stocks underlying the Nasdaq-100 Shares.

TERMINATION OF THE NASDAQ-100 TRUST

    The Trust has a specified lifetime term. The Trust is scheduled to terminate no later than March 4, 2124, but it may terminate earlier under circumstances described in Part B of this Prospectus.

    Trading of Nasdaq-100 Shares cannot occur after the underlying Trust is terminated. Upon termination, the Trust may be liquidated and holders of Nasdaq-100 Shares at that time will receive a distribution of their pro rata share of the assets of the Trust, net of certain fees and expenses.

RISK FACTORS

    Investors can lose money by investing in Nasdaq-100 Shares. Investors should carefully consider the risk factors described below together with all of the other information included in Part B of this Prospectus before deciding to invest in Nasdaq-100 Shares.

    - Nasdaq-100 Shares are subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline. A significant decline in the value of the Trust's portfolio can be expected to result in a similar decline in value of the corresponding Nasdaq-100 Shares. Therefore, the amount an investor receives from the sale of Nasdaq-100 Shares may be less than the investor's original purchase price.

    - The Trust may never be able to replicate exactly the performance of the Nasdaq-100 Index because of the operational fees and expenses incurred by the Trust or because of the temporary unavailability of certain Nasdaq-100 Index securities.

    - Investors cannot be assured that the issuers of securities held by the Trust will pay dividends. Distributions on such securities will generally depend upon the declaration of dividends by the securities' issuers, but it is likely for the present and possibly for extended periods of time that Trust expenses will exceed any such dividends.

    - The market price that an investor pays for Nasdaq-100 Shares may differ from the net asset value of those Nasdaq-100 Shares. This difference in price may be due to the fact that the supply and demand in the market for Nasdaq-100 Shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of Nasdaq-100 Index securities.


    - Investors will not be able to sell Nasdaq-100 Shares during any period that the Amex halts trading in the Nasdaq-100 Shares. The Amex may halt the trading of Nasdaq-100 Shares under circumstances described in Part B of this Prospectus (for example, as a result of the activation of market-wide "circuit breakers," or whenever Amex officials determine that a halt is appropriate in the interest of a fair and orderly market or to protect investors).

    - Nasdaq-100 Shares are subject to the risk of an investment in a portfolio of equity securities in economic sectors in which the Index may be highly concentrated (e.g., technology) and therefore subject to price volatility with respect to the Nasdaq-100 Shares.


    - The Sponsor of the Trust has been granted a license to use the Nasdaq-100 Index as a basis for determining the composition of the Trust and to use certain trade names and trademarks of Nasdaq. The Trust may be terminated if the license agreement is terminated.

                ESSENTIAL INFORMATION AS OF DECEMBER 31, 2001(1)



Number of Nasdaq-100 Shares:            555,750,000

Fractional Undivided Interest in the
Trust
Represented by each Nasdaq-100 Share:   1/555,750,000

Net Asset Value per Nasdaq-100 Share
(based on the value of the Securities,
other net assets of the Trust, and the
number of Nasdaq-100 Shares
outstanding):                           $39.26

Annual Trust Ordinary Operating         0.20% of the Trust's average
Expenses:                               net assets.


Dividend Payment Dates:    Quarterly, on the last Business Day of
                           April, July, October, and January.
                           Distributions (if any) will be of the
                           dividends accumulated in respect of the
                           Securities held by the Trust net of Trust
                           fees and expenses. Based on historical rates
                           of dividend payments of the portfolio of
                           securities comprising the Index and
                           estimated ordinary operating expenses of the
                           Trust, little or no net dividend
                           distributions to Beneficial Owners of
                           Nasdaq-100 Shares are expected to be
                           made.(2)

Record Dates:              Quarterly, on the second Business Day
                           following the third Friday in each of March,
                           June, September, and December.(2)

Evaluation Time:           Closing time of the regular trading session
                           on The Nasdaq Stock Market (ordinarily
                           4:00 p.m. New York time).

Licensor:                  The Nasdaq Stock Market, Inc.

Mandatory
Termination Date:          The first to occur of (i) March 4, 2124 or
                           (ii) the date 20 years after the death of
                           the last survivor of fifteen persons named
                           in the Trust Agreement, the oldest of whom
                           was born in 1986 and the youngest of whom
                           was born in 1996.

Discretionary
Termination:               The Trust may be terminated if at any time
                           prior to March 4, 2002 the value of the
                           Securities held by the Trust is less than
                           $150,000,000 or if at any time on or after
                           March 4, 2002 the value of the Securities
                           held by the Trust is less than $350,000,000,
                           as such amount is adjusted for inflation.(3)

Minimum and
Maximum
Transaction Fee:           A transaction fee is payable to the Trustee
                           in connection with each creation and each
                           redemption of Nasdaq-100 Shares. The minimum
                           transaction fee payable for the creation or
                           redemption of Creation Unit size
                           aggregations of Nasdaq-100 Shares is $1,000,
                           and the maximum transaction fee payable for
                           the creation or redemption of Creation Unit
                           size aggregations of Nasdaq-100 Shares is
                           $4,000. The transaction fee may be reduced
                           in certain circumstances.(4)

------------------------------

      (1) The Trust Agreement became effective and the initial deposit was made on March 4, 1999 (the "Initial Date of Deposit").

      (2) See "Administration of the Trust--Distributions to Beneficial Owners" and "Special Considerations and Risk Factors--Little or No Expected Net Dividend Distributions to Beneficial Owners."

      (3) The Trust may also be terminated under other circumstances. See "Administration of the Trust--Termination."

      (4) See "Prospectus Summary--Transaction Fee."

NASDAQ-100 TRUST, SERIES 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


----------------------------------------------------------------


TO THE SPONSOR, TRUSTEE AND THE UNITHOLDERS OF THE NASDAQ-100 TRUST, SERIES 1:



    We have audited the accompanying statement of assets and liabilities of the Nasdaq-100 Trust, Series 1 (the "Trust"), including the schedule of investments, as of September 30, 2001, and the related statements of operations, changes in net assets, and the financial highlights for each of the two years in the period ended September 30, 2001, and for the period March 5, 1999 to September 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's Sponsor, Nasdaq Financial Products Services, Inc. (the "Sponsor"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Nasdaq-100 Trust, Series 1 at September 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for each of the two years in the period ended September 30, 2001 and for the period March 5, 1999 to September 30, 1999, in conformity with accounting principles generally accepted in the United States.



                                        /s/ Ernst & Young LLP



New York, New York
December 18, 2001

NASDAQ-100 TRUST, SERIES 1
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001


----------------------------------------------------------------


ASSETS
    Investment in Securities, at value (cost
      $39,941,541,801)...........................  $18,106,788,807
    Cash.........................................       19,420,133
    Dividends receivable.........................          123,247
    Receivable for units redeemed................            3,520
                                                   ---------------
        TOTAL ASSETS.............................   18,126,335,707
                                                   ===============

LIABILITIES
    Payable to Sponsor...........................        9,020,058
    Accrued liabilities..........................       11,741,753
    Payable for units created....................           14,015
                                                   ---------------
        TOTAL LIABILITIES........................       20,775,826
                                                   ---------------

    NET ASSETS...................................  $18,105,559,881
                                                   ===============

NET ASSETS REPRESENTED BY:
    Paid in surplus relating to 9,663 units of
      fractional undivided interest (622,000,000
      Nasdaq-100 Index Tracking Stock shares)
      outstanding; unlimited units authorized....  $44,152,441,819
    Accumulated net realized loss on
      investments................................   (4,212,128,944)
    Net unrealized depreciation of investments...  (21,834,752,994)
                                                   ---------------
    NET ASSETS...................................  $18,105,559,881
                                                   ===============

NET ASSET VALUE PER NASDAQ-100 INDEX TRACKING
 STOCK SHARE.....................................  $         29.11
                                                   ===============
(comprised of $18,105,559,881/622,000,000
 Nasdaq-100 Index Tracking Stock shares
 outstanding)


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100 TRUST, SERIES 1
STATEMENTS OF OPERATIONS

----------------------------------------------------------------


                                                                FOR THE PERIOD
                             YEAR ENDED        YEAR ENDED      MARCH 5, 1999 TO
                           SEPTEMBER 30,      SEPTEMBER 30,     SEPTEMBER 30,
                                2001              2000               1999
                          ----------------   ---------------   ----------------
INVESTMENT INCOME:
    Dividend income.....  $     11,763,129   $     2,980,025     $    485,649

EXPENSES:
    Trustee fees........        13,861,584         5,999,139          751,671
    Marketing expenses..        10,249,572         4,562,377        1,856,534
    Licensing fees......         8,851,160         3,601,321          353,391
    SEC filing fees.....         6,681,029         2,367,960          512,002
    Legal and audit
      fees..............           228,039           219,424          292,885
    Consulting fees.....                --            16,113          634,631
    Other fees and
      expenses..........            83,245            47,099           44,323
                          ----------------   ---------------     ------------
    Total expenses......        39,954,629        16,813,433        4,445,437
    Less: expenses
      assumed by the
      Sponsor...........          (149,377)         (607,486)      (2,876,961)
                          ----------------   ---------------     ------------
    Net expenses........        39,805,252        16,205,947        1,568,476
                          ----------------   ---------------     ------------
Net investment loss.....       (28,042,123)      (13,225,922)      (1,082,827)
                          ----------------   ---------------     ------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
    Net realized loss on
      sale of
      investments.......    (3,700,999,545)     (493,093,045)     (18,036,354)
    Net realized gain on
      in-kind
      redemptions.......     1,304,483,199     3,755,118,927      370,653,973
    Net change in
      unrealized
      depreciation of
      investments.......   (19,791,940,731)   (1,991,973,018)     (50,839,245)
                          ----------------   ---------------     ------------
    Net realized and
      unrealized loss on
      investments.......   (22,188,457,077)    1,270,052,864      301,778,374
                          ----------------   ---------------     ------------
Net increase (decrease)
 in net assets resulting
 from operations........  $(22,216,499,200)  $ 1,256,826,942     $300,695,547
                          ================   ===============     ============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100 TRUST, SERIES 1
STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------


                                                                          FOR THE PERIOD
                                      YEAR ENDED         YEAR ENDED      MARCH 5, 1999 TO
                                    SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                         2001               2000               1999
                                   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net investment loss..........  $    (28,042,123)  $    (13,225,922)  $    (1,082,827)
    Net realized gain (loss) on
      investment transactions....    (2,396,516,346)     3,262,025,882       352,617,619
    Net change in unrealized
      depreciation on
      investments................   (19,791,940,731)    (1,991,973,018)      (50,839,245)
                                   ----------------   ----------------   ---------------
    Net increase (decrease) in
      net assets resulting from
      operations.................   (22,216,499,200)     1,256,826,942       300,695,547
                                   ----------------   ----------------   ---------------

Unitholder transactions:
    Proceeds from subscriptions
      of Nasdaq-100 units........    44,290,733,197     29,363,292,709     5,260,674,390
    Less: Redemptions of
      Nasdaq-100 units...........   (16,336,620,280)   (20,393,746,274)   (3,434,294,920)
                                   ----------------   ----------------   ---------------
    Increase in net assets due to
      unitholder transactions....    27,954,112,917      8,969,546,435     1,826,379,470
                                   ----------------   ----------------   ---------------
Total increase...................     5,737,613,717     10,226,373,377     2,127,075,017

Net assets:
    Beginning of period..........    12,367,946,164      2,141,572,787        14,497,770
                                   ----------------   ----------------   ---------------
    End of period................  $ 18,105,559,881   $ 12,367,946,164   $ 2,141,572,787
                                   ================   ================   ===============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100 TRUST, SERIES 1
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------


                                                                    FOR THE
                                                                    PERIOD
                                                                   MARCH 5,
                                  YEAR ENDED      YEAR ENDED        1999 TO
                                 SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                     2001            2000          1999 (1)
                                 -------------   -------------   -------------
Net Asset Value, Beginning of
 Period........................   $     89.07     $     60.16     $    48.32
Investment operations:
    Net investment loss........         (0.06)          (0.16)         (0.04)
    Net realized and unrealized
      gain (loss) on
      investments..............        (59.90)          29.07          11.88
                                  -----------     -----------     ----------
Total from Investment
 Operations....................        (59.96)          28.91          11.84
                                  -----------     -----------     ----------
Net Asset Value, End of
 Period........................   $     29.11     $     89.07     $    60.16
                                  ===========     ===========     ==========
Total Investment Return........       (67.32%)         48.06%         24.18%*

RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period
      (000's)..................   $18,105,560     $12,367,946     $2,141,573
    Ratio of expenses to
      average net assets (2)...         0.18%           0.18%          0.18%**
    Ratio of net investment
      loss to average net
      assets (2)...............        (0.13%)         (0.15%)        (0.12%)**
    Portfolio turnover rate
      (3)......................        21.77%          23.46%         13.60%*

The financial highlights summarize the impact of net investment income, net realized and unrealized gains and losses and distributions on a single unit of the Nasdaq-100 Trust for the periods shown. Additionally, important relationships between certain financial statement items are expressed in ratio form.

               SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------

*   Not annualized

**  Annualized


(1) Amounts have been adjusted for the affect of a 2-for-1 stock split which occurred on March 17, 2000. See Note 4 to the Financial Statements.



(2) Net of expenses assumed by the Sponsor. If the Trust had borne all expenses, the expenses to average net assets and net investment loss ratios would have been 0.18% and (0.13%) for the year ended September 30, 2001, 0.19% and (0.16%) for the year ended September 30, 2000 and 0.50% and (0.44%) for the period March 5, 1999 to September 30, 1999.


(3) Portfolio turnover excludes securities received or delivered from processing creations or redemptions of Nasdaq-100 units.

NASDAQ-100 TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001


----------------------------------------------------------------


1. ORGANIZATION



    Nasdaq-100 Trust, Series 1 (the "Trust") is a unit investment trust created under the laws of the state of New York and registered under the Investment Company Act of 1940. The Trust was created to provide investors with the opportunity to purchase units of beneficial interest in the Trust representing proportionate undivided interests in the portfolio of securities held by the Trust consisting of substantially all of the securities, in substantially the same weighting, as the component securities of the Nasdaq-100 Index.



    The Trust commenced operations on March 5, 1999 upon the initial issuance of 150,000 shares of the Nasdaq-100 Index Tracking Stock (equivalent to three Creation Units) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.



2. SIGNIFICANT ACCOUNTING POLICIES



    The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.



NEW AUDIT AND ACCOUNTING GUIDE



    In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Trust does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.



SECURITY VALUATION



    Portfolio securities are valued based on the closing sale price on The Nasdaq Stock Market, which is deemed to be the principal market for the security. If no closing sale price is available, then the security is valued at the mean between the closing bid and asked prices on The Nasdaq Stock Market. If there are no closing bid and asked prices available, valuation will be determined by the Trustee in good faith based on available information.

INVESTMENT TRANSACTIONS



    Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date.



DISTRIBUTIONS TO UNITHOLDERS



    The Trust will declare and distribute dividends, if any, from net investment income quarterly. The Trust will distribute net realized capital gains, if any, at least annually. Distributions will only occur in the event that dividends accumulated and other income received by the Trust exceed Trust fees and expenses during such period.



FEDERAL INCOME TAX



    The Trust has qualified and intends to continue to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassifications.



    At September 30, 2001, permanent differences of $1,276,441,076 were reclassified within the components of net assets, primary due to the tax treatment of in-kind transactions and net operating losses, and resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized loss on investments and a corresponding increase to paid in surplus. This reclassification had no effect on net assets of the Trust.



    At September 30, 2001, the Trust had a capital loss carryforward of $642,932,320, of which $18,036,354 expires in 2007, $9,472,938 expires in 2008 and $615,423,028 expires in 2009.



    Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of $1,585,034,608 for the year ended September 30,

2001. These carryover losses may be used to offset future gains. To the extent they are so used, future gains will not be distributed to unitholders until they exceed available loss carryovers.



3. TRANSACTIONS WITH THE TRUSTEE AND SPONSOR



    The Trust pays the expenses of its operations, including the fees of its Trustee and reimbursement to Nasdaq Financial Products Services, Inc. (the "Sponsor") for payments to The Nasdaq Stock Market, Inc. ("Nasdaq") for a license to use the Nasdaq-100 Index as a basis for determining the composition and weighting of securities held by the Trust. Nasdaq paid the fees and expenses incurred in connection with the organization of the Trust and its initial registration as an investment company, and such expenses were not borne by the Trust.



    In accordance with the Trust Agreement, The Bank of New York (the "Trustee") maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities, which must be delivered in exchange for the issuance of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the Nasdaq-100 Index. For these services, the Trustee receives a fee at the following annual rates:



             NET ASSET VALUE                FEE AS A PERCENTAGE OF NET
               OF THE TRUST                  ASSET VALUE OF THE TRUST
------------------------------------------  --------------------------
$0-$499,999,999*                            10/100 of 1% per annum

$500,000,000 - 2,499,999,999*               8/100 of 1% per annum

$2,500,000,000 - 24,999,999,999*            6/100 of 1% per annum

$25,000,000,000 - $49,999,999,999*          5/100 of 1% per annum

$50,000,000,000 and over*                   4/100 of 1% per annum



* The fee indicated applies to that portion of the net asset value of the Trust which falls in the size category indicated.



    The minimum annual fee which shall be paid to the Trustee is $180,000. Any shortfall between the Trustee fee computed per the above table and the minimum annual fee will be paid by the Sponsor.



    The Sponsor had undertaken that on each day during each fiscal year up to and including the fiscal year ending September 30, 2001, the ordinary operating expenses of the Trust as calculated by the Trustee would not be permitted to exceed an amount which is 18/100 of one percent (0.18%) per annum of the daily net asset value of the Trust. To the extent during such period that ordinary operating expenses of the Trust exceeded such 0.18% amount, the Sponsor reimbursed the Trust or assumed invoices on behalf of the Trust for such excess ordinary operating expenses. The Sponsor retained the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fell below the 0.18% per annum level on any given day. For the year ended
September 30, 2001, ordinary operating expenses incurred by the Trust exceeded the 0.18% per annum level and, accordingly, the Sponsor assumed $149,377 of expenses incurred by the Trust. During 2000 and 1999, the Sponsor assumed expenses of $607,486 and $2,876,961, respectively, incurred by the Trust.



    As of October 1, 2001, the Sponsor has agreed to reimburse the Trust or assume invoices on behalf of the Trust for operating expenses that exceed 0.20% (per annum) of the daily net asset value of the Trust.



    In addition, $9,020,058 of expenses paid by the Sponsor on behalf of the Trust for invoices received directly by the Sponsor during the year remain payable to the Sponsor in at September 30, 2001.



4. TRUST TRANSACTIONS IN SHARES OF THE NASDAQ-100 INDEX TRACKING STOCK



    On February 11, 2000, the Board of Directors of the Sponsor approved a two-for-one stock split of the Nasdaq-100 Index Tracking shares payable to stockholders of record on February 28, 2000. The payment date for the stock split was March 17, 2000.



    Transactions in shares of the Nasdaq-100 Index Tracking Stock were as follows:



                             FOR THE YEAR ENDED                FOR THE YEAR ENDED           FOR THE PERIOD MARCH 5, 1999
                             SEPTEMBER 30, 2001                SEPTEMBER 30, 2000            THROUGH SEPTEMBER 20, 1999
                       -------------------------------   -------------------------------   ------------------------------
                        NASDAQ-100                        NASDAQ-100                        NASDAQ-100
                          SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
                       ------------   ----------------   ------------   ----------------   -------------   --------------
Nasdaq-100 Index
  Tracking Stock
  shares sold........   820,600,000   $ 44,290,733,197    243,500,000   $ 29,363,292,709     49,350,000    $5,260,674,390
Nasdaq-100 Index
  Tracking Stock
  shares redeemed....  (337,450,000)   (16,336,620,280)  (169,850,000)   (20,393,746,274)   (31,700,000)   (3,434,294,920)
Nasdaq-100 Index
  Tracking Stock
  shares issued in
  conjunction with
  stock split........            --                 --     47,400,000                 --             --                --
                       ------------   ----------------   ------------   ----------------    -----------    --------------
Net increase.........   483,150,000   $ 27,954,112,917    121,050,000   $  8,969,546,435     17,650,000    $1,826,379,470
                       ============   ================   ============   ================    ===========    ==============

4. TRUST TRANSACTIONS IN SHARES OF THE NASDAQ-100 INDEX TRACKING STOCK
(CONTINUED)



    Nasdaq-100 Index Tracking shares are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Nasdaq-100 Index Tracking shares. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Nasdaq-100 Index Tracking share and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. The transaction fee charged in connection with creation or redemption of Creation Units through the Nasdaq-100 Clearing Process is $1,000 per participating party per day. The total fee charged in connection with the creation or redemption of Creation Units outside the Nasdaq-100 Clearing Process is $4,000 per participating party per day. Transaction fees are received by the Trustee and used to offset the expense of processing orders. For the years ended September 30, 2001 and 2000, and the period March 5, 1999 to September 30, 1999, the Trustee earned $762,000, $532,000 and $100,000, respectively, in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify its transaction fee schedule, subject to certain limitations. There were no such reductions or waivers for the years ended September 30, 2001 and 2000, and the period March 5, 1999 to September 30, 1999.



5. INVESTMENT TRANSACTIONS



    For the year ended September 30, 2001, the Trust had purchases and sales of investment securities of $4,677,406,142 and 4,708,367,646, respectively. At September 30, 2001, the cost of investments for federal income tax purposes was $41,925,703,817. Accordingly, gross unrealized depreciation was $45,697,166,357 and gross unrealized appreciation was $21,878,251,347, resulting in net unrealized depreciation of $23,818,915,010.

Nasdaq-100 Trust, Series 1
Schedule of Investments
September 30, 2001
----------------------------------------------------------------



COMMON STOCKS                             SHARES          VALUE
-------------                           ----------   ---------------
Microsoft Corporation*................  42,364,680     2,167,800,676
Intel Corporation.....................  53,883,383     1,101,376,349
Qualcomm, Incorporated*...............  20,975,917       997,195,094
Cisco Systems, Inc.*..................  59,804,190       728,415,034
Oracle Corporation*...................  53,188,891       669,116,249
Amgen, Inc............................  11,162,690       656,031,291
Dell Computer Corporation*............  21,906,693       405,931,021
Comcast Corporation*..................  10,258,215       367,962,172
Maxim Integrated Products, Inc.*......  10,521,429       367,618,729
WorldCom, Inc.........................  24,328,484       365,900,399
Linear Technology Corporation.........   9,716,628       318,705,398
Concord EFS, Inc.*....................   6,489,876       317,679,430
Immunex Corporation*..................  16,756,970       313,020,200
Applied Materials, Inc.*..............   9,654,791       274,582,256
Genzyme General.......................   5,953,551       270,410,286
Chiron Corporation*...................   6,073,711       269,490,557
Sun Microsystems, Inc.*...............  32,402,373       267,967,625
Paychex, Inc..........................   8,119,606       255,848,785
Biomet, Inc...........................   8,300,263       242,782,693
Xilinx, Inc.*.........................  10,120,682       238,139,647
Biogen, Inc.*.........................   4,174,213       232,002,759
Bed Bath & Beyond, Inc.*..............   8,901,056       226,620,886
Intuit, Inc.*.........................   6,025,706       215,720,275
eBay Inc.*............................   4,661,255       213,252,416
Altera Corporation*...................  12,415,639       203,368,167
Flextronics International Ltd.*.......  11,979,762       198,145,263
JDS Uniphase Corporation*.............  31,026,831       196,089,572
Gemstar-TV Guide International,
  Inc.*...............................   9,874,905       194,634,378
Costco Wholesale Corporation*.........   5,432,081       193,164,800
Nextel Communications Corporation*....  21,804,511       188,390,975
Cintas Corporation....................   4,656,115       187,641,435
IDEC Pharmaceuticals Corporation......   3,776,725       187,212,258
MedImmune, Inc.*......................   5,231,063       186,382,775
VeriSign, Inc.*.......................   4,374,838       183,305,712
Fiserv, Inc.*.........................   5,347,716       182,891,887
Starbucks Corporation*................  12,124,648       181,142,241
PeopleSoft, Inc.*.....................   9,776,683       176,371,361

NASDAQ-100 TRUST, SERIES 1
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001 (CONTINUED)
----------------------------------------------------------------



COMMON STOCKS                             SHARES          VALUE
-------------                           ----------   ---------------
Apple Computer, Inc.*.................  11,190,995       173,572,332
Veritas Software Corporation*.........   9,346,647       172,352,171
KLA-Tencor Corporation*...............   5,138,152       162,262,840
Siebel Systems, Inc.*.................  12,332,922       160,451,315
USA Networks, Inc.*...................   8,162,705       146,765,436
Electronic Arts, Inc.*................   3,150,122       143,866,072
EchoStar Communication Corporation*...   5,678,633       132,141,790
Adobe Systems Incorporated............   5,354,135       128,392,157
Check Point Software Technologies
  Ltd.*...............................   5,319,754       117,140,983
PanAmSat Corporation*.................   4,618,071       107,693,416
Sanmina Corporation*..................   7,827,583       106,298,577
Citrix Systems, Inc.*.................   5,082,708       100,637,618
Millennium Pharmaceuticals, Inc.......   5,509,449        97,847,814
NVIDIA Corporation*...................   3,520,005        96,694,537
PACCAR, Inc. .........................   1,966,302        96,486,439
Novellus Systems, Inc.*...............   3,338,451        95,346,161
Staples, Inc.*........................   7,034,440        93,909,774
Ciena Corporation*....................   8,883,928        91,415,619
Human Genome Sciences, Inc............   2,902,575        89,718,593
Adelphia Communications
  Corporation*........................   3,784,817        84,022,937
Comverse Technology, Inc.*............   4,069,401        83,341,332
BEA Systems, Inc......................   8,358,092        80,154,102
LM Ericsson Telephone Company.........  22,622,149        78,951,300
ADC Telecommunications, Inc.*.........  22,537,378        78,655,449
Broadcom Corporation*.................   3,819,689        77,539,687
TMP Worldwide, Inc.*..................   2,692,198        76,431,501
Brocade Communications Systems,
  Inc.................................   5,306,905        74,455,877
Smurfit-Stone Container
  Corporation*........................   5,463,781        72,285,823
RF Micro Devices, Inc.*...............   4,290,536        71,222,898
Microchip Technology Incorporated*....   2,526,457        67,709,048
Molex Incorporated....................   2,224,523        62,531,342
Applied Micro Circuits Corporation*...   7,996,386        55,894,738
Yahoo! Inc.*..........................   6,298,215        55,487,274
Network Appliance, Inc.*..............   7,900,844        53,725,739
Atmel Corporation*....................   7,965,965        53,212,646
Conexant Systems, Inc.*...............   6,370,837        52,877,947
Tellabs, Inc.*........................   5,341,679        52,775,789

NASDAQ-100 TRUST, SERIES 1
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001 (CONTINUED)
----------------------------------------------------------------



COMMON STOCKS                             SHARES          VALUE
-------------                           ----------   ---------------
Juniper Networks, Inc.*...............   4,834,890        46,898,433
Compuware Corporation.................   5,236,509        42,620,120
PMC-Sierra, Inc.*.....................   4,148,355        42,603,606
Abgenix, Inc.*........................   1,872,322        42,501,709
Parametric Technology Corporation*....   8,157,528        42,337,570
Rational Software Corporation*........   4,820,995        41,749,817
QLogic Corporation*...................   2,157,940        41,000,860
Mercury Interactive Corporation*......   2,026,591        38,586,293
Vitesse Semiconductor Corporation*....   4,719,650        36,577,288
Novell, Inc.*.........................   9,916,848        36,295,664
i2 Technologies, Inc.*................  10,200,362        35,089,245
Amazon.com, Inc.*.....................   5,508,514        32,885,829
Level 3 Communications, Inc.*.........   5,850,424        22,114,603
Palm, Inc.............................  12,274,281        17,920,450
RealNetworks, Inc.*...................   3,476,686        16,896,694
CNET Networks, Inc.*..................   3,574,674        15,371,098
3Com Corporation*.....................   4,013,108        15,049,155
Ariba, Inc.*..........................   5,525,508        10,277,445
McLeodUSA, Inc.*......................  11,538,142         8,884,369
CMGI, Inc.*...........................   8,644,360         8,644,360
Inktomi Corporation*..................   2,677,652         7,336,766
BroadVision, Inc.*....................   6,915,104         6,292,745
Metromedia Fiber Network, Inc.*.......  13,636,224         4,636,316
XO Communications, Inc.*..............   8,395,226         3,442,043
Exodus Communications*................  13,646,196         2,319,853
At Home Corporation*..................   5,842,332           876,350
                                                     ---------------
Total Investments--(Cost
  $39,941,541,801)....................               $18,106,788,807
                                                     ===============



* Designates a security on which no dividends were declared during the period from October 1, 2000 through September 30, 2001.



                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         NASDAQ-100 TRUST(SM), SERIES 1

                            A UNIT INVESTMENT TRUST
                               ------------------


    The Nasdaq-100 Trust, Series 1 was formed by Nasdaq Financial Products Services, Inc.-Registered Trademark- (formerly Nasdaq Investment Product Services, Inc.), a Delaware corporation (the "Sponsor") and a wholly owned subsidiary of The Nasdaq Stock Market, Inc.-Registered Trademark- ("Nasdaq"), to provide investors with the opportunity to purchase units of beneficial interest in the Trust representing proportionate undivided interests in the portfolio of Securities held by the Trust, which consist of substantially all of the securities, in substantially the same weighting, as the component securities of the Nasdaq-100 Index-Registered Trademark-.* While the investment objective of the Trust is to provide investment results that generally correspond to the price and yield performance of the Index, there is no assurance that this investment objective can be fully achieved. The units of fractional undivided interest in the Trust are called "Nasdaq-100 Index Tracking Stock(SM)" and for convenience are referred to in this prospectus as "Nasdaq-100 Shares(SM)".* The value of the Securities and, consequently, the value of Nasdaq-100 Shares, will fluctuate. The minimum number of Nasdaq-100 Shares that may be created or redeemed at any one time as described below is 50,000, which aggregation is referred to herein as a "Creation Unit."


    Nasdaq-100 Shares are listed on the American Stock Exchange. The market symbol for Nasdaq-100 Shares is "QQQ".
                           --------------------------

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY CONTRARY REPRESENTATION IS A CRIMINAL OFFENSE.

                           --------------------------

           This Prospectus consists of two parts: Part A and Part B.


                    PROSPECTUS PART B DATED JANUARY 30, 2002


                           --------------------------

                      NASDAQ-100 INDEX TRACKING STOCK(SM)
                                ----------------

        Investors are advised to read and retain this Prospectus for future reference.

                           --------------------------

*   The "Nasdaq-100 Index-Registered Trademark-",
    "Nasdaq-100-Registered Trademark-", "Nasdaq-Registered Trademark-", "The Nasdaq Stock Market-Registered Trademark-", "Nasdaq-100 Shares(SM)", "Nasdaq-100 Index Tracking Stock(SM)", and "Nasdaq-100 Trust(SM)" are trademarks and service marks of Nasdaq and have been licensed for use for certain purposes by Nasdaq Financial Products Services, Inc. pursuant to a License Agreement with Nasdaq.


   COPYRIGHT -C- 2002 by Nasdaq Financial Products Services, Inc., all rights reserved

                               PROSPECTUS SUMMARY

      THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

  OBJECTIVES


      The Sponsor formed the Trust to provide investors with the opportunity to purchase units of beneficial interest in the Trust representing proportionate undivided interests in the Securities, which consist of substantially all of the securities, in substantially the same weighting, as the component securities of the Nasdaq-100 Index in the form of a security that closely tracks the Index and that may be traded as a share of common stock. The investment objective of the Trust is to provide investment results that generally correspond to the price and yield performance of the component securities of the Index (the component securities of the Index are sometimes referred to herein as "Index Securities"). There can be no assurance that this investment objective will be met fully. For example, it may not be possible for the Trust to replicate and maintain exactly the composition of the Index Securities. It is also possible that, from time to time, the Trust will be unable to purchase all of the Index Securities. In certain circumstances, the Trust may also be required to make distributions in excess of the yield performance of the Index Securities (see "Tax Status of the Trust"). The value of the Securities and, consequently, the value of Nasdaq-100 Shares, are subject to changes in the value of common stocks generally and to other factors. Further, the payment, if any, of dividends (net of Trust fees and expenses) and the maintenance of capital are subject to a number of conditions, including the financial condition of the issuers of the Securities (see "Special Considerations and Risk Factors").


  THE TRUST

      The Trust is a unit investment trust organized under the laws of the State of New York. The Trust is governed by a trust agreement (the "Trust Agreement") between The Bank of New York, a corporation organized under the laws of the State of New York with trust powers (the "Trustee"), and the Sponsor, dated and executed as of March 4, 1999, as amended by Amendment No. 1 to the Trust Agreement, dated as of April 17, 2001.

  DISTRIBUTOR


      The Distributor for Nasdaq-100 Shares is ALPS Distributors, Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (see "Underwriting").


  PORTFOLIO DEPOSITS

      All orders to create Nasdaq-100 Shares in Creation Unit size aggregations must be placed with the Distributor (see "Underwriting" and "The Trust--Procedures for Creation of Creation Units"). To be eligible to place orders with the Distributor to create Creation Unit size aggregations of Nasdaq-100 Shares, an entity or person either must be (1) a "Participating Party", as hereinafter defined or (2) a Depository Trust Company Participant (see "Book Entry Ownership of Nasdaq-100 Shares"), and in each case must have executed a Nasdaq-100 Participant Agreement, as hereinafter defined (see "The Trust--Procedures for Creation of Creation Units" and "The Trust--Placement of Creation Orders Using the Nasdaq-100 Clearing Process"). As used herein, the term "Participating Party" means a broker-dealer or other participant in the Nasdaq-100 Clearing Process, as hereinafter defined, through the Continuous Net Settlement ("CNS") System of the National Securities Clearing Corporation ("NSCC"), a clearing agency that is registered with the Securities and Exchange Commission (the "Commission").(*) Upon acceptance of an order to create Nasdaq-100 Shares, the Distributor will transmit such order to the Trustee and instruct the Trustee to initiate the book entry movement of the appropriate number of Nasdaq-100 Shares to the account of the entity placing the order. Payment for orders to create Nasdaq-100 Shares will be made by deposits with the Trustee of a portfolio of securities that is substantially similar in

  ----------------------------


  * As of December 31, 2001, the National Association of Securities Dealers, Inc. (the "NASD") beneficially owned (including shares owned directly by the Amex) approximately 8.8% of the issued and outstanding shares of common stock of The Depository Trust & Clearing Corporation ("DTCC"), the parent company of NSCC and the Depository, and the NASD owned 10,000 shares of preferred stock of DTCC, which entitles the NASD to elect one director of DTCC. The NASD is currently the majority owner of Nasdaq.

  composition and weighting to the Index Securities (see "The Trust--Creation of Nasdaq-100 Shares"), together, in certain cases, with a cash payment in an amount which shall be equal to the Income Net of Expense Amount (as hereinafter defined), plus or minus, as the case may be, the Balancing Amount (as hereinafter defined). The "Income Net of Expense Amount" is an amount equal, on a per Creation Unit basis, to the dividends on all the Securities with ex-dividend dates within the period beginning on the most recent ex-dividend date for Nasdaq-100 Shares (generally, the third Friday in each of March, June, September, and December, see "Distributions") through and including the current Business Day (the "Accumulation Period") as if all of the Securities had been held for such period, net of accrued expenses and liabilities for such period not previously deducted (including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted, if any, and (y) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted (see "Expenses of the Trust")). The "Balancing Amount" serves the function of compensating for any differences between (1) the value of the portfolio of securities deposited with the Trustee in connection with a creation of Nasdaq-100 Shares, together with the Income Net of Expense Amount, and (2) the net asset value of the Trust on a per Creation Unit basis (see "The Portfolio--Adjustments to the Portfolio Deposit" for a further description thereof).

      The Income Net of Expense Amount and the Balancing Amount are collectively referred to herein as the "Cash Component" and the deposit of such a portfolio of securities and the Cash Component are collectively referred to herein as a "Portfolio Deposit." In connection with an order to create Nasdaq-100 Shares on any given day, the Cash Component of the Portfolio Deposit may be payable either by the Trustee on behalf of the Trust to the creator of Nasdaq-100 Shares or by the creator of Nasdaq-100 Shares to the Trustee on behalf of the Trust, depending upon the respective amounts of the Income Net of Expense Amount and the Balancing Amount. For example, if the sum of dividends on all Securities with ex-dividend dates within the Accumulation Period, plus or minus the Balancing Amount, exceeds the accrued expenses and liabilities of the Trust for such period (I.E., the Cash Component has a positive value), then the creator of Nasdaq-100 Shares will be obligated to pay such amount to the

  Trustee on behalf of the Trust in connection with an order to create Nasdaq-100 Shares. Conversely, if the sum of dividends on all Securities with ex-dividend dates within the Accumulation Period, plus or minus the Balancing Amount, is less than the accrued expenses and liabilities of the Trust for such period (I.E., the Cash Component has a negative value), then the Trustee on behalf of the Trust will pay such Cash Component to the entity placing an order to create Nasdaq-100 Shares.

      All matters as to the number of shares of each of the Index Securities and the amount of the Cash Component comprising the Portfolio Deposit shall be determined by the Trustee in its discretion, whose determination shall be final and binding. In certain instances, the securities portion of the Portfolio Deposit may differ in composition and weighting relative to the composition and weighting of the securities in the Index. For example, in connection with the creation of Nasdaq-100 Shares, in the event that the Trustee determines, in its discretion, that one or more Index Securities are likely to be unavailable for delivery or available in insufficient quantity for delivery to the Trust upon the creation of Nasdaq-100 Shares in Creation Unit size aggregations, then the Trustee shall have the right in its discretion to permit the cash equivalent value of such Index Security or Index Securities to be included in the Portfolio Deposit in the calculation of the Cash Component in lieu of the inclusion of such Index Security or Index Securities in the securities portion of the Portfolio Deposit (see "The Portfolio--Adjustments to the Portfolio Deposit").

      Similarly, in connection with the creation of Nasdaq-100 Shares, if a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee shall have the right, in its discretion, to permit the cash equivalent value of such Index Security or Index Securities to be included in the Portfolio Deposit, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor, in the calculation of the Cash Component in lieu of the inclusion of such Index Security or Index Securities in the securities portion of the Portfolio Deposit. In such case the creator will pay the Trustee the standard Transaction Fee described below, plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

      An entity or person placing creation orders with the Distributor must either (i) initiate instructions pertaining to Portfolio Deposits through the CNS clearing processes of NSCC, as such processes have been enhanced to effect creations and redemptions of Creation Unit size aggregations of Nasdaq-100 Shares, such processes being referred to herein as the "Nasdaq-100 Clearing Process", or (ii) deposit Portfolio Deposits with the Trustee outside the Nasdaq-100 Clearing Process (I.E., through the facilities of The Depository Trust Company).

  TRANSACTION FEE

      A transaction fee is payable to the Trustee in connection with each creation and each redemption made through the Nasdaq-100 Clearing Process of Creation Unit size aggregations of Nasdaq-100 Shares (the "Transaction Fee"), subject to the changes, modifications or waivers, if any, described below. Such Transaction Fee is non-refundable, regardless of the net asset value of the Trust.

      Until further notice is given as described below, the Transaction Fee charged in connection with each creation of Creation Units through the Nasdaq-100 Clearing Process (see "The Trust--Procedures for Creation of Creation Units") is (i) $500 per Participating Party per day for creations of Creation Unit size aggregations of Nasdaq-100 Shares where there are also, in the same day, separate creations in any number, or redemptions in an amount not equal to the number of Nasdaq-100 Shares created, of other similar exchange traded funds based on the Index for which the Trustee or its affiliate acts as trustee, fund administrator or in any similar capacity, (ii) no fee per Participating Party where there is, in the same day, a redemption of an equal number of shares of another similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as the trustee, fund administrator or in any similar capacity, and (iii) in all other cases $1,000 per Participating Party per day, regardless of the number of Creation Units created on such day by such Participating Party. Likewise, until further notice is given as described below, the Transaction Fee charged in connection with the redemption of Creation Units through the Nasdaq-100 Clearing Process is (i) $500 per Participating Party per day for redemption of Creation Unit size aggregations of Nasdaq-100 Shares where there are also, in the same day, separate redemptions in any number, or creations in an amount not equal to the number of Nasdaq-100 Shares redeemed, of another similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as trustee, fund administrator or in any similar capacity, (ii) no fee per Participating Party where there is, in the same day, a creation of an equal number of shares of another similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as the trustee, fund administrator or in any similar capacity, and (iii) in all other cases $1,000 per Participating Party per day, regardless of the number of Creation Units redeemed on such day by such Participating Party. This Transaction Fee may subsequently be changed by the Trustee, upon the consent of the Sponsor, but will not in any event exceed 10/100 of one percent (10 basis points) of the value of a Creation Unit at the time of creation or redemption as the case may be (the "10 Basis Point Limit"). No modifications to, or reductions, discounts or waivers of, the Transaction Fee charged in connection with the creation of Creation Units are scheduled or currently contemplated by the Sponsor or the Trustee.

      If Creation Units are created or redeemed outside the Nasdaq-100 Clearing Process, an additional amount not to exceed three (3) times the applicable Transaction Fee will be charged to the creator or redeemer. Under the current schedule, therefore, the total fee charged in connection with the creation or redemption of Creation Units outside the Nasdaq-100 Clearing Process would be (i) $500 per Participating Party per day for creations of Creation Unit size aggregtions of Nasdaq-100 Shares where there are also, in the same day, separate creations in any number, or redemptions in an amount not equal to the number of Nasdaq-100 Shares created, of other similar exchange traded funds based on the Index for which the Trustee or its affiliate acts as trustee, fund administrator or in any similar capacity,
  (ii) no fee per Participating Party where there is, in the same day, a redemption of an equal number of shares of another similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as the trustee, fund administrator or in any similar capacity and (iii) in all other cases $1,000 (the Transaction Fee for the creation or redemption of a Creation Unit) plus an additional amount not to exceed $3,000 (3 times $1,000) for a total of $4,000.

      From time to time, and for such periods as the Sponsor and the Trustee together may determine, the Transaction Fee (as well as any additional amounts charged in connection with creations and/or redemptions outside the Nasdaq-100 Clearing Process) may be increased, decreased, or otherwise modified or waived in its entirety for certain numbers of Creation Units of Nasdaq-100 Shares created or redeemed, or for creations and/or redemptions made under certain specified circumstances, in each case without the consent of Beneficial Owners, subject to certain conditions (see "The Trust--Creation of Creation Units" and "The Trust--Procedures for Redemption of Nasdaq-100 Shares"). The Sponsor also reserves the right, from time to time, to vary the number of Nasdaq-100 Shares per Creation Unit (currently 50,000 shares) and such change may or may not be made in conjunction with a change to the Transaction Fee. Any change to the Transaction Fee so made will not cause the amount of the Transaction Fee to exceed the 10 Basis Point Limit at the time of a creation or redemption, as the case may be. Such changes or variations will be effected by an amendment to the current Trust prospectus. The amount of the Transaction Fee in effect at any given time will be available from the Trustee.

  SIZE OF CREATION UNIT AGGREGATIONS OF NASDAQ-100 SHARES


      Nasdaq-100 Shares may be created or redeemed only in Creation Unit size aggregations of 50,000 shares, or in multiples thereof (E.G., 100,000, 150,000 Nasdaq-100 Shares), and in no event will fractional Creation Units be created or redeemed. The Sponsor reserves the right to direct the Trustee to declare a split or reverse split in the number of Nasdaq-100 Shares outstanding in the event that the per Nasdaq-100 Share price in the secondary market changes to an amount that the Sponsor believes falls outside a desirable retail range. The Sponsor also reserves the right to make a corresponding change in the number of Nasdaq-100 Shares constituting a Creation Unit. For example, if a 2-for-1 split were declared and the Sponsor also determined to make a corresponding change in the number of Nasdaq-100 Shares per Creation Unit, the number of Nasdaq-100 Shares in a Creation Unit size aggregation of Nasdaq-100 Shares would double (E.G., from 50,000 to 100,000 Nasdaq-100 Shares). The Sponsor has determined not to make a corresponding change in the number of Nasdaq-100 Shares constituting a Creation Unit in connection with the 2-for-1 stock split which occurred on March 17, 2000.

  PORTFOLIO ADJUSTMENTS

      To maintain the correspondence between the composition and weighting of Securities held in the Trust and that of the Index Securities, the composition and weighting of the Securities are adjusted from time to time to conform to periodic changes in the composition and weighting of the Index Securities made by Nasdaq. The Trustee aggregates certain of these adjustments and makes conforming changes to the Trust's portfolio at least monthly; adjustments are made more frequently, however, in the case of changes to the Index that are significant (see "The Portfolio--Adjustments to the Portfolio"). The composition and weighting of the securities portion of a Portfolio Deposit are also adjusted to conform to changes in the Index. Any change in the identity or weighting of an Index Security will result in a corresponding adjustment to the prescribed Portfolio Deposit generally effective on the Business Day (a "Business Day" being any day that The Nasdaq Stock Market is open for business) on which the change to the Index takes effect or shortly thereafter. Changes to the Index are made after the close of the market (see "The Portfolio--Adjustments to the Portfolio Deposit").

  BOOK-ENTRY OWNERSHIP OF NASDAQ-100 SHARES

      The Depository Trust Company, New York, New York, a limited purpose trust company organized under the laws of the State of New York (referred to herein as "DTC" or the "Depository") or its nominee will be the record or registered owner of all outstanding Nasdaq-100 Shares. Beneficial ownership of Nasdaq-100 Shares will be shown on the records of the Depository or its participants. Certificates will not be issued for Nasdaq-100 Shares, whether in Creation Unit size aggregations or otherwise (see "The Trust--Book-Entry-Only System").

  EXPENSES

      The Trustee's fees and other expenses of the Trust are described more fully below in "Expenses of the Trust." If the income received by the Trust in the form of dividends and other distributions on the Securities is insufficient to cover Trust fees and expenses (which is currently the case), then the Trustee will be required to sell Securities in an amount sufficient to pay the shortfall. Such a sale of Securities will ordinarily be required to occur whenever the Trustee determines that projected annualized fees and expenses accrued on a daily basis exceed projected annualized dividends and other Trust income accrued on a daily basis by more than 1/100 of one percent (0.01%) of the net asset value of the Trust and will ordinarily be made no later than the next occurring adjustment to the Securities held in the Trust to conform to changes in the composition and weighting of the Index Securities (see "Expenses of the Trust" and "The Portfolio--Adjustments to the Portfolio").

  FEDERAL INCOME TAX CONSIDERATIONS

      The Trust's fiscal year ends on September 30 of each year. The Trust has elected tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and distributes annually its entire investment company taxable income and capital gain. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute dividend income for federal income tax purposes and to be eligible for the dividends-received deduction available to many corporations to the extent of qualifying dividend income received by the Trust (see "Tax Status of the Trust"). The quarterly distributions, if any, made by the Trust will be based on the dividend performance of the Securities held during such quarterly distribution period, net of Trust fees and expenses, rather than the actual taxable income of the Trust. (See "Administration of the Trust--Distributions to Beneficial Owners.") As a result, a portion of any such distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income (see "Tax Status of the Trust" and "Administration of the Trust--Distributions to Beneficial Owners").

  ERISA CONSIDERATIONS

      In considering the advisability of an investment in Nasdaq-100 Shares, fiduciaries of pension, profit sharing, or other tax-qualified retirement plans (including Keogh Plans) and welfare plans (collectively, "Plans") subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider whether an investment in Nasdaq-100 Shares is permitted by the documents and instruments governing the Plan and whether the investment satisfies the exclusive benefit, prudence, and diversification requirements of ERISA. Individual retirement account ("IRA") investors should consider that an IRA may make only such investments as are authorized by its governing instruments.

      The fiduciary standards and prohibited transactions rules of ERISA and
  Section 4975 of the Code will not apply to transactions involving the Trust's assets while Nasdaq-100 Shares are held by a Plan or IRA. Unlike many other investment vehicles offered to Plans and IRAs, the Trust's assets will not be treated as "plan assets" of the Plans or IRAs which acquire or purchase Nasdaq-100 Shares. Although ERISA imposes certain duties on Plan fiduciaries and ERISA and/or Section 4975 of the Code prohibit certain transactions involving "plan assets" between Plans or IRAs and their fiduciaries or certain related persons, those rules will not apply to transactions involving the Trust's assets because Nasdaq-100 Shares represent an interest in the Trust, and the Trust is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). ERISA, the Code, and U.S. Department of Labor regulations contain unconditional language exempting the assets of registered investment companies from treatment as "plan assets" in applying the fiduciary and prohibited transaction provisions of ERISA and the Code.

  RESTRICTIONS ON PURCHASES BY INVESTMENT COMPANIES

      The acquisition of Nasdaq-100 Shares by registered investment companies is subject to the restrictions set forth in section 12(d)(l) of the 1940 Act.

  INVESTMENT MANAGEMENT

      The Trust holds the Securities and cash and is not actively "managed" by traditional methods, which typically involve effecting changes in the Securities on the basis of judgments made relating to economic, financial, and market considerations. The composition of the Securities is adjusted, however, to conform to changes in the composition of the Index Securities in the manner set forth in the Trust Agreement as described herein (see "The Portfolio--Adjustments to the Portfolio").

  DISTRIBUTIONS

      Distributions by the Trust are made quarterly to the extent that dividends accumulated in respect of the Securities and other income, if any, received by the Trust exceed Trust fees and expenses accrued during the quarterly Accumulation Period which ends on the Business Day preceding each ex-dividend date for Nasdaq-100 Shares. The regular quarterly ex-dividend date with respect to net dividends, if any, for Nasdaq-100 Shares is the third Friday in each of March, June, September, and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (the "Ex-Dividend Date"). However, no net dividend distribution will be made in any given quarter, and any net dividend amounts will be rolled into the next Accumulation Period, if the aggregate net dividend distribution would be in an amount less than 5/100 of one percent (0.05%) of the net asset value of the Trust, unless the Trustee determines that such distribution is required to be made in order to maintain the Trust's status as a regulated investment company or to avoid the imposition of income or excise taxes on undistributed income. (See "Administration of the Trust--Distributions to Beneficial Owners.")

      At present, and possibly for extended periods of time during the life of the Trust, the expenses of the Trust may be as great as or in excess of the dividend and other income to be received by the Trust during any quarter and, under such circumstances, no quarterly net dividend distributions would be made (see "Special Consideration and Risk Factors--Little or No Expected Net Dividend Distributions to Beneficial Owners"). Distributions (if any) will be made on Dividend Payment Dates to Beneficial Owners via the Depository and its participants (see "The Trust--Book-Entry-Only System"). For federal income tax purposes, a portion of any net dividend distributions may result in a return of capital to Beneficial Owners of Nasdaq-100 Shares (see "Tax Status of the Trust").

      Any net capital gains recognized by the Trust in any taxable year is to be distributed at least annually. The Trust may make additional distributions after the end of the year in order to satisfy certain distribution requirements imposed by the Code (see "Tax Status of the Trust" and "Administration of the Trust--Distributions to Beneficial Owners"). Although income distributions, if any, are currently made on a quarterly basis, the Trustee reserves the right to vary the frequency of distributions (see "Administration of the Trust--Distributions to Beneficial Owners").

  REDEMPTION

      Nasdaq-100 Shares in Creation Unit size aggregations are ordinarily redeemable in kind only and are not redeemable for cash except under certain circumstances (see "Redemption of Nasdaq-100 Shares"). Nasdaq-100 Shares can be redeemed only in Creation Unit size aggregations effected by a Participating Party (with respect to redemptions through the Nasdaq-100 Clearing Process) or a DTC Participant (with respect to redemptions outside the Nasdaq-100 Clearing Process), in either case which has executed a Nasdaq-100 Participant Agreement (see "Redemption of Nasdaq-100 Shares--Procedure for Redemption of Nasdaq-100 Shares"). Individual Nasdaq-100 Shares are not redeemable, but entitle the owners thereof to certain payments upon termination of the Trust (see "Administration of the Trust--Termination"). Prior to termination, Nasdaq-100 Share owners may aggregate individual Nasdaq-100 Shares to Creation Unit size or multiples thereof (E.G., 50,000, 100,000 shares, etc.) and request that the Trustee redeem the Nasdaq-100 Shares so aggregated. There can be no assurance, however, that there will always be sufficient depth and liquidity in the public trading market to complete all such transactions (see "Special Considerations and Risk Factors"). Owners of Nasdaq-100 Shares in less than Creation Unit size aggregations may have to pay brokerage fees and commissions to acquire sufficient Nasdaq-100 Shares (I.E., 50,000 shares) to constitute a Creation Unit. Persons redeeming Nasdaq-100 Shares in Creation Unit size aggregations may also be entitled to receive, or be required to pay, a Cash Redemption Amount (as hereinafter defined, see "Redemption of Nasdaq-100 Shares--Procedure for Redemption of Nasdaq-100 Shares"). On any given Business Day, the Cash Redemption Amount will be an amount typically identical to the Cash Component of a Portfolio Deposit.

      In the event that the Trustee determines in its discretion that an Index Security is likely to be unavailable for delivery or available in insufficient quantity for delivery by the Trust upon the redemption of Nasdaq-100 Shares in Creation Unit size aggregations, then the Trustee shall have the right in its discretion to include the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or

  Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the Trustee (see "Redemption of Nasdaq-100 Shares"), in the calculation of the Cash Redemption Amount in lieu of delivering the Index Security or Index Securities to the redeeming investor.

      Similarly, in connection with the redemption of Nasdaq-100 Shares, if a redeeming investor requests redemption in cash, rather than in kind, with respect to one or more Index Securities (for example, because a redeeming investor is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities), the Trustee shall have the right in its discretion to include the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the Trustee, in the calculation of the Cash Redemption Amount in lieu of delivering such Index Security or Index Securities to the redeeming investor. In all such cases, such investor will pay the Trustee the standard Transaction Fee, plus an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit.


      Furthermore, the Trustee, in its discretion, upon the request of a redeeming investor, may redeem Creation Units in whole or in part by providing such redeeming investor with a Portfolio Deposit differing in composition, but not differing in net asset value, from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined to be appropriate in order to maintain the Trust portfolio's correspondence to the composition and weighting of the Index when a change to the composition and/or weighting of the Index Securities occurs (see "The Portfolio", "The Index", and "The Index--Calculation of the Index").


      The Transaction Fee will be charged in connection with the redemption of Creation Unit size aggregations of Nasdaq-100 Shares. If a request for redemption is made directly to the Trustee outside the Nasdaq-100 Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit will be charged to the redeemer due to the increased expense associated with delivery outside the Nasdaq-100 Clearing Process (see "Transaction Fee").

  TERMINATION

      The Trust will terminate by its terms on the first to occur of: (i) the date one hundred twenty-five (125) years from the Initial Date of Deposit (I.E., March 4, 2124) or (ii) the date twenty (20) years after the death of the last survivor of fifteen persons named in the Trust Agreement, the oldest of whom was born in 1986 and the youngest of whom was born in 1996 (the "Mandatory Termination Date"). The Trust may also be terminated earlier upon the agreement of the Beneficial Owners of 66 2/3% of the then outstanding Nasdaq-100 Shares. The Sponsor will also have the discretionary right to direct the Trustee to terminate the Trust if at anytime prior to March 4, 2002 the net asset value of the Trust falls below $150,000,000 or if on or after March 4, 2002 the net asset value of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the National Consumer Price Index for All Urban Consumers (the "CPI-U")(*) as published by the United States Department of Labor, such adjustment to take effect December 31, 2003 and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve month period ending in the month preceding the month in which such adjustment is made. The Trustee shall have the right to terminate the Trust in the event that
  (a) the Sponsor resigns or becomes incapable of discharging its duties and a successor is not appointed; (b) the Depository is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a suitable replacement is unavailable; (c) NSCC no longer provides clearance services with respect to Nasdaq-100 Shares and a suitable replacement is unavailable, or if the Trustee is no longer a member of NSCC or any successor to NSCC providing clearance services; (d) Nasdaq ceases publishing the Index; (e) Nasdaq-100 Shares are delisted from the Amex and are not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association (see "Marketplace Listing"); or (f) the License Agreement (as hereinafter defined) is terminated. The License Agreement currently is scheduled to terminate
  March 10, 2004, subject to a five-year renewal period following such date (see "License Agreement"). The Trust shall also terminate if

  ----------------------------

  * The CPI-U measures the inflation rate of specified commodities deemed representative of the purchases of all urban consumers.

  the Trustee resigns or becomes incapable of discharging its duties and a successor is not appointed (see "Administration of the Trust--
  Termination").

  UNDERWRITING


      ALPS Distributors, Inc. (the "Distributor") acts as underwriter of Nasdaq-100 Shares on an agency basis. All orders to create Nasdaq-100 Shares in Creation Unit size aggregations must be placed with the Distributor, and it is the responsibility of the Distributor to transmit such orders to the Trustee. The Distributor will furnish to those placing such orders confirmation that the orders have been accepted, but the Distributor will reject any order which is not submitted in proper form. Upon acceptance of an order to create Nasdaq-100 Shares, the Distributor will instruct the Trustee to initiate the book-entry movement of the appropriate number of Nasdaq-100 Shares to the account of the entity placing the order. The Distributor is also responsible for delivering a prospectus to those persons creating Nasdaq-100 Shares. The Distributor also maintains records of both the orders placed with it for the creation of Nasdaq-100 Shares and the confirmations of acceptance issued by it. In addition, the Distributor maintains a record of the instructions given to implement delivery of Nasdaq-100 Shares in response to orders placed with it. The Distributor may also provide certain other administrative services, such as those related to state securities law compliance. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 370 17th Street, Suite 3100, Denver, CO 80202. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Sponsor pays the Distributor for its services a flat annual fee. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the Commission.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

GENERAL


    Investment in the Trust should be made with an understanding that the value of the Securities may fluctuate in accordance with changes in the financial condition of the issuers of the Securities, the value of common stocks generally, and other factors. The composition and weighting of the Index Securities and hence the composition and weighting of the Securities held in the Trust also change from time to time (see "The Portfolio--Adjustments to the Portfolio", "The Portfolio--Selection and Acquisition of Securities", and "The Index--Calculation of the Index"). There can be no assurance that the issuers of the Securities will pay dividends on outstanding shares of common stock. Distributions on the Securities will generally depend upon the declaration of dividends by the issuers of the Securities; the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions. As discussed above, the Trust, unlike a managed investment company, will not be actively "managed" by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its securities from the Securities held by the Trust unless the Securities of such issuer are removed from the Index (see "The Portfolio--Adjustments to the Portfolio").


    An investment in the Trust should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of the issuers of the Securities may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Securities and thus in the value of Nasdaq-100 Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, and banking crises. As discussed above, the Trust will not be actively "managed" and therefore securities held by the Trust will not be disposed of as a result of or in anticipation of normal fluctuations in the market.

    Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of such issuer because common stockholders, as owners of such issuer, have generally inferior rights to receive payments from such issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Securities may therefore be expected to fluctuate over the entire life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit (see "Market Risks").

    All of the Securities are currently listed on the Nasdaq National Market. The existence of a liquid trading market for certain Securities may depend on whether dealers will make a market in such Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained, or that any such market will be or remain liquid. The price at which the Securities may be sold and the value of the Trust will be adversely affected if trading markets for the Securities are limited or absent.

    An investment in the Trust should also be made with an understanding that the Trust will not be able to replicate exactly the performance of the Index because the total return generated by the Securities will be reduced by transaction costs incurred in adjusting the actual balance of the Securities and other Trust expenses, whereas such transaction costs and expenses are not included in the calculation of the Index. It is also possible that for short periods of time, the Trust may not fully replicate the performance of the Index due to the temporary unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Trustee is required to correct such imbalances by means of adjusting the composition of the Securities (see "The Portfolio--Adjustments to the Portfolio"). It is also possible that the composition of the Trust may not exactly replicate the composition of the Index if the Trust has to adjust its portfolio holdings in order to continue to qualify as a "regulated investment company" under the Code (see "Tax Status of the Trust").

    Neither the Depository nor Beneficial Owners of Nasdaq-100 Shares are entitled either to dispose of any of the Securities in the Trust, as such, or to vote the Securities. As the beneficial owner of the Securities, the Trustee has the right to vote all of the voting Securities (see "Administration of the Trust--Voting").

    Except as otherwise specifically noted, the time frames for delivery of Securities, cash, or Nasdaq-100 Shares in connection with creation and redemption activity within the Nasdaq-100 Clearing Process as set forth herein are based on NSCC's current "regular way" settlement period of three (3) days during which NSCC is open for business (each such day an "NSCC Business Day"). NSCC may, in the future, reduce or increase such "regular way" settlement period, in which case it is anticipated that there would be a corresponding reduction or increase in settlement periods applicable to Nasdaq-100 Share creations and redemptions. Investors should note that NSCC Business Days do not always coincide with the days during which the Trustee is open for business.

LITTLE OR NO EXPECTED NET DIVIDEND DISTRIBUTIONS TO BENEFICIAL OWNERS


    The Trust Agreement provides for quarterly distributions to Beneficial Owners via the Depository and its participants (see "The Trust--Book-Entry-Only System") on Dividend Payment Dates in the event that dividends accumulated in respect of the Securities and other income, if any, received by the Trust exceed Trust fees and expenses accrued during the quarterly Accumulation Period which ends on the Business Day preceding each Ex-Dividend Date; subject, however, to such amount falling below a floor for de-minimus distributions, in which event a net dividend distribution may not be paid and such amount will be rolled into the next Accumulation Period (see "Administration of the Trust--Distributions to Beneficial Owners"). Historically, the portfolio of securities comprising the Index has paid relatively low dividends when compared to the securities comprising other broad-based stock indices. For example, for the 1997, 1998, 1999, 2000 and 2001 calendar years, the ratio of the aggregate dividends paid to total capitalization for the securities comprising the Index in those periods was 0.13%, 0.07%, 0.03%, 0.06% and 0.06%, respectively. In comparison, the comparable dividend ratio for the securities comprising the Standard & Poor's 500 Index-Registered Trademark- in those periods was 1.60%, 1.68%, 1.14%, 1.18% and 1.36%, respectively. (See "The Index" for the historical aggregate dividend yields of the securities comprising the Index.)



    The Sponsor had undertaken that on each day up to and including
September 30, 2001, the ordinary operating expenses of the Trust would not be permitted to exceed an amount which is 18/100 of one percent (0.18%) per annum of the daily net asset value of the Trust (see "Expenses of the Trust"). Notwithstanding such limitation on Trust expenses, the fees and expenses of the Trust exceeded the dividend and other income on the Securities received by the Trust during each quarter. No net dividend distributions were made by the Trust for the year ending

September 30, 2001. No net dividend distributions were made by the Trust for the period ending December 31, 2001.


    For the period October 1, 2001 to September 30, 2002, the Sponsor has undertaken to limit ordinary operating expenses of the Trust to 0.20%. After September 30, 2002 the Sponsor may in its sole discretion, discontinue its undertaking to limit ordinary operating expenses of the Trust or may renew this undertaking for an additional period of time, but at a different level which may be higher than 0.20%. In such event, the likelihood may increase that expenses of the Trust would exceed the dividend and other income received by the Trust during each quarter. The Trust will pay any such excess expenses with the proceeds realized from the sale of Securities effected ordinarily whenever the Trustee determines that projected annualized fees and expenses accrued on a daily basis exceed projected annualized dividends and other Trust income accrued on a daily basis by more than 1/100 of one percent (0.01%) of the net asset value of the Trust (see "Expenses of the Trust"). Such a sale of Securities will ordinarily be required to occur no later than the next occurring adjustment to the Securities held in the Trust to conform to changes in the composition and weighting of the Index Securities (see "The Portfolio--Adjustments to the Portfolio").

    Dividend payment rates of the securities comprising the Index may change based on numerous factors, including the financial condition of the issuers and general economic conditions, as well as from changes to the price level of Index Securities, and from changes to the composition of Index Securities (I.E., the substitution of one security in the Index with another paying higher or lower dividends than the security being replaced). (See "The Index" for a discussion of the selection criteria for determining the Index Securities.) In addition, the Trust has no operating history by which to measure Trust expenses and although the amounts of certain ordinary Trust expenses can be estimated, the growth rate of the Trust, which cannot be anticipated, will directly affect the level of Trust expenses as a percentage of the Trust's net asset value (I.E., as the Trust grows in net asset value, certain relatively fixed Trust expenses will be borne by a greater number of holders of Nasdaq-100 Shares). Accordingly, no assurances can be given as to the actual level of dividends payable by the issuers of the Securities or the actual level of Trust expenses, and no representations are being made as to the level of net dividend distributions, if any, that may be payable by the Trust.

NET ASSET VALUE AND MARKET PRICES

    The Trust's assets consist primarily of the Securities. Therefore, the net asset value of Nasdaq-100 Shares in Creation Unit size aggregations and, proportionately, the net asset value per Nasdaq-100 Share changes as fluctuations occur in the market value of the Securities. Investors should also be aware that the aggregate public trading market price of 50,000 Nasdaq-100 Shares may be different from the net asset value of a Creation Unit size aggregation of Nasdaq-100 Shares (I.E., 50,000 Nasdaq-100 Shares may trade at a premium over or at a discount to the net asset value of a Creation Unit) and similarly the public trading market price per Nasdaq-100 Share may be different from the net asset value of a Creation Unit on a per Nasdaq-100 Share basis (see "--Market Risks"). This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Nasdaq-100 Shares will be closely related to, but not identical to, the same forces influencing the prices of the Index component securities trading individually or in the aggregate at any point in time. The expenses of the Trust are reflected in the net asset value of Nasdaq-100 Shares in Creation Unit size aggregations and the expenses of the Trust are accrued daily (see "Expenses of the Trust").

TRADING CONSIDERATIONS

    The Sponsor does not maintain a secondary market in Nasdaq-100 Shares. Nasdaq-100 Shares are listed for trading on the Amex. The market symbol for Nasdaq-100 Shares is "QQQ". Trading in Nasdaq-100 Shares on the Amex may be halted due to market conditions or, in light of Amex rules and procedures, for reasons that, in the view of the Amex, make trading in Nasdaq-100 Shares inadvisable. In addition, trading in Nasdaq-100 Shares on the Amex is subject to trading halts caused by extraordinary market volatility pursuant to Amex "circuit breaker" rules that require trading in securities on the Amex to be halted for a specified time period based on a specified market decline. There can be no assurance that the requirements of the Amex necessary to maintain the listing of Nasdaq-100 Shares will continue to be met or will remain unchanged. The Trust will be terminated in the event Nasdaq-100 Shares are delisted from the Amex and are not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association. (For a description of the conditions for the listing of Nasdaq-100 Shares and the circumstances under which the Amex would consider the suspension of trading in or the delisting of Nasdaq-100 Shares, see "Marketplace Listing.") Further, the Trust may be terminated, among other reasons, in the event that the net asset value of the Trust falls below a specified level (see "Administration of the Trust--Termination").

MARKET RISKS


    Nasdaq-100 Shares are subject to the risks of an investment in a broad market portfolio of equity securities, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Nasdaq-100 Shares are also subject to the risk of an investment in a portfolio of equity securities in economic sectors in which the Index may be highly concentrated (E.G., technology, see "The Index") as well as to the risks specific to the performance of a few individual component securities which currently represent a highly concentrated weighting in the Index (E.G., Microsoft Corporation and Intel Corporation, see "The Index"). These include the risks that the level of stock prices in these sectors or the stock prices of these specific companies may decline, thereby adversely affecting the value of Nasdaq-100 Shares. In addition, because it is the policy of the Trust to invest in the securities that comprise the Index, if the Index is concentrated in an industry or group of industries, the portfolio of Securities also will be concentrated in that industry or group of industries. Furthermore, investors should be aware that in the event that one or more stocks which currently have a highly concentrated weighting in the Index were to leave The Nasdaq Stock Market, if a company with a large market capitalization were to list its shares on The Nasdaq Stock Market, or if there were a significant rebalancing of the Index (see "The Index--Calculation of the Index"), then the composition and weighting of the Index, and hence the composition and weighting of the Securities in the Trust, would change significantly and the performance of Nasdaq-100 Shares would reflect the performance of the new Index as reconfigured (see "The Portfolio--Adjustments to the Portfolio").



    Furthermore, due to the concentration of the Index in sectors characterized by relatively higher volatility in price performance when compared to other economic sectors, the performance of the Index may be more volatile when compared to other broad based stock indices. For example, the annual volatility of the Index for the 2001 calendar year was 55.67%, while the annual volatility of the Standard & Poor's 100 Index-Registered Trademark- and the Standard & Poor's 500 Index-Registered Trademark- for the same period was 23.21% and 21.39%, respectively. For this reason, it is anticipated that the price volatility of Nasdaq-100 Shares may be greater than the price volatility of other market-traded securities which are issued by investment companies based upon indices other than the Index.


    Nasdaq-100 Shares are also subject to risks other than those associated with an investment in a broad market portfolio of equity securities in that the selection of the securities included in the Trust's portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of securities may affect trading in Nasdaq-100 Shares as compared with trading in a broad market portfolio of equity securities. Nasdaq-100 Shares are further subject to the risk that extraordinary events may cause any of the parties providing services to the Trust, such as the Trustee, the Sponsor, the Distributor, the Depository, NSCC, or Nasdaq (as the licensor of the Index and the Index calculator) to be closed or otherwise unable to perform such party's obligations as set forth herein and in the agreements between and among such parties. According to the terms of the Trust Agreement, if any of the above named entities fails or is otherwise unable to perform adequately its duties, a successor entity may be named or appointed to assume all duties and obligations of its predecessor. If, however, no suitable successor is available or willing to undertake all such duties and obligations, under the Trust Agreement the Trust will then be terminated (see "Administration of the Trust--Termination").

    The Trustee will ordinarily deliver a portfolio of Securities for each Creation Unit size aggregation of Nasdaq-100 Shares delivered for redemption, identical in composition to the Securities portion of a Portfolio Deposit as in effect on the date a request for redemption is deemed received by the Trustee (see "Redemption of Nasdaq-100 Shares"). If a redemption is processed through the Nasdaq-100 Clearing Process, to the extent that the Securities to be delivered on settlement date are not delivered, they will be covered by NSCC's guarantee of the completion of such delivery. Any Securities not received on settlement date will be marked to the market on a daily basis until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver such Securities to NSCC, and the market risk of any increase in the value of such Securities until delivery is made by the Trust to NSCC could adversely affect the net asset value of the Trust. Investors should note that the Securities to be delivered to a redeemer submitting a redemption request outside of the Nasdaq-100 Clearing Process that are not delivered to such redeemer are not covered by NSCC's guarantee of completion of such delivery.

    Investors should also note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as Nasdaq-100 Shares in Creation Unit size aggregations are created and redeemed. Such fluctuations in Trust size should not adversely impact the net asset value per Nasdaq-100 Share at any time because the amount of the Cash Component or the Cash Redemption Amount upon creations or redemptions, respectively, of Nasdaq-100 Shares in Creation Unit size aggregations is determined each day to equate the value of the Portfolio

Deposit to the net asset value of the Trust, on a per Creation Unit basis, at the close of business on the day such request is deemed received by the Trustee (see "The Portfolio--Adjustments to the Portfolio Deposit").

    Investors in the Trust should also be aware that there are tax consequences associated with the ownership of Nasdaq-100 Shares resulting from the distribution, if any, of Trust net dividends and sales of Nasdaq-100 Shares, as well as the sale of underlying Securities held by the Trust in connection with redemptions or changes in the Index under certain circumstances (see "Tax Status of the Trust--Tax Consequences to Beneficial Owners").

AFFILIATED RELATIONSHIPS AND TRANSACTIONS

    Investors in the Trust should be aware that the Sponsor of the Trust is a wholly owned subsidiary of Nasdaq. Nasdaq is the proprietor of the Index as well as the operator of The Nasdaq Stock Market, the marketplace where the Index Securities trade. Nasdaq and the Amex, the exchange on which Nasdaq-100 Shares are listed, operate as separate affiliates of The National Association of Securities Dealers, Inc.

    Under the terms of a license agreement with Nasdaq, the Sponsor has been granted a license to use the Index as a basis for determining the composition of the Trust and to use certain service marks and trademarks of Nasdaq in connection with the Trust (see "License Agreement"). Under the terms of the license agreement, the Sponsor pays to Nasdaq an annual licensing fee for use of the Index. The Sponsor ordinarily will seek reimbursement from the Trust for the amount of licensing fees (see "Expenses of the Trust").

    The Index is determined, composed, and calculated by Nasdaq without regard to the Sponsor, the Trust, or the Beneficial Owners of Nasdaq-100 Shares. Nasdaq has complete control and sole discretion in determining, composing, or calculating the Index or in modifying in any way its method for determining, composing, or calculating the Index in the future.

                                   THE TRUST

    The Trust is a unit investment trust created under the laws of the State of New York pursuant to the Trust Agreement.* The Securities held by the Trust consist of a portfolio of equity securities or, in the case of securities not yet delivered in connection with purchases made by the Trust or Portfolio Deposits, confirmations of contracts to purchase such securities (collectively, the "Portfolio").

CREATION OF CREATION UNITS


    Portfolio Deposits may be deposited with the Trustee via instructions submitted through the clearing processes of NSCC, following placement with the Distributor of orders to create Nasdaq-100 Shares. The Distributor shall reject any order that is not submitted in proper form. Investors may deposit Portfolio Deposits through the Nasdaq-100 Clearing Process or directly with the Trustee outside the Nasdaq-100 Clearing Process. The Transaction Fee will be charged at the time of creation of a Creation Unit size aggregation of Nasdaq-100 Shares. An additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit will be charged to a creator creating outside the Nasdaq-100 Clearing Process (I.E., depositing Portfolio Deposits directly with the Trustee through DTC), in part due to the increased expense associated with settlement outside the Nasdaq-100 Clearing Process. See "Prospectus Summary--Transaction Fee" for a detailed description of the amount of the Transaction Fee and the additional amounts and reductions, limitations, and waivers applicable thereto, if any. The shares of the Index Securities in a Portfolio Deposit on December 31, 2001 had an aggregate market value of $1,963,335.


    The Trustee and the Sponsor, from time to time and for such periods as they may determine, together may increase** or reduce the amount and/or waive the imposition altogether of the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Nasdaq-100 Clearing Process) for certain numbers of Creation Units of Nasdaq-100 Shares created or redeemed,

------------------------


* Reference is hereby made to the Trust Agreement (a copy of which is available to prospective purchasers of Nasdaq-100 Shares at the corporate trust office of the Trustee at 15 Broad Street, New York, New York 10286 during normal business hours), and any statements contained herein are qualified in their entirety by the provisions of the Trust Agreement.


** Such increase is subject to the 10 Basis Point Limit discussed above under "Prospectus Summary--Transaction Fee."

whether applied solely to creations and/or redemptions made through the Nasdaq-100 Clearing Process (see "Procedures for Creation of Creation Units"), solely to creations and/or redemptions made outside the Nasdaq-100 Clearing Process, or to both methods of creation and/or redemption. The Sponsor also reserves the right, from time to time, to vary the number of Nasdaq-100 Shares per Creation Unit (currently 50,000 shares) and such change may or may not be made in conjunction with a change to the Transaction Fee. The occurrence of any increase, reduction, or waiver of the Transaction Fee (as well as any additional amounts, if applicable) and the number of Creation Units created or redeemed to which such increase, reduction, or waiver applies shall be disclosed in the current Nasdaq-100 Share Prospectus (see "Prospectus Summary--Transaction Fee"). As of the date hereof, the Sponsor and the Trustee do not contemplate the increase, reduction, variation by lot-size, or waiver of Transaction Fees in connection with the creation or redemption of Nasdaq-100 Shares or of the additional amounts charged in connection with the creation or redemption of Nasdaq-100 Shares outside the Nasdaq-100 Clearing Process beyond that which is discussed herein under the caption "Prospectus Summary--Transaction Fee."

    The shares of equity securities comprising the securities portion of a Portfolio Deposit on any date of deposit will reflect the composition and weighting of the component securities of the Index on such day. The portfolio of Index Securities that is the basis for a Portfolio Deposit varies as changes are made in the composition and weighting of the Index Securities (see "The Portfolio--Adjustments to the Portfolio Deposit"). The Trustee will make available to NSCC prior to the commencement of trading on each Business Day a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Income Net of Expense Amount for the previous Business Day. Under certain extraordinary circumstances which may make it impossible for the Trustee to provide such information to NSCC on a given Business Day, NSCC shall use the information regarding the identity and share amounts of the Index Securities of the Portfolio Deposit on the previous Business Day.

    The Sponsor makes available on each Business Day a list of the names and the required number of shares for each of the securities in the current Portfolio Deposit as well as the Income Net of Expense Amount effective through and including the previous Business Day per outstanding Nasdaq-100 Share. The Sponsor may choose within its discretion to make available, frequently throughout each Business Day, a number representing, on a per Nasdaq-100 Share basis, the sum of the Income Net of Expense Amount effective through and including the previous Business Day plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value will occasionally include a cash-in-lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit, see "The Portfolio--Adjustments to the Portfolio Deposit"). If the Sponsor elects to make such information available, it would be calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. If the Sponsor elects to make such information available, the inability of the Sponsor or its designee to provide such information for any period of time will not in itself result in a halt in the trading of Nasdaq-100 Shares on the Amex. If such information is made available, investors interested in creating Nasdaq-100 Shares or purchasing Nasdaq-100 Shares in the secondary market should not rely solely on such information in making investment decisions but should also consider other market information and relevant economic and other factors (including, without limitation, information regarding the Index, the Index Securities, and financial instruments based on the Index).

    Upon receipt of a Portfolio Deposit or Deposits following placement with the Distributor of an order to create Nasdaq-100 Shares, the Trustee will register the ownership of the Nasdaq-100 Shares in Creation Unit size aggregations in the name of the Depository or its nominee. In turn, the Nasdaq-100 Share position will be removed from the Trustee's account at the Depository and will be allocated to the account of the DTC Participant acting on behalf of the depositor creating Creation Unit(s) (see "Procedures for Creation of Creation Units" and "Book-Entry-Only System"). Each Nasdaq-100 Share represents a fractional undivided interest in the Trust in an amount equal to one
(1) divided by the total number of Nasdaq-100 Shares outstanding. The Trustee may reject a request to create Creation Units made by any depositor or group of depositors if such depositor(s), upon the acceptance by the Trustee of such request and the issuance to such depositor(s) of Nasdaq-100 Shares, would own eighty percent (80%) or more of the outstanding Nasdaq-100 Shares (see "Tax Status of the Trust"). The Trustee also may reject any Portfolio Deposit or any component thereof under certain other circumstances (see "Procedures for Creation of Creation Units").

    Additional Nasdaq-100 Shares in Creation Unit size aggregations will be created upon receipt of the appropriate Portfolio Deposits from creators. As additional Nasdaq-100 Shares in Creation Unit size aggregations are created, the aggregate value of the Portfolio will be increased and the fractional undivided interest in the Trust represented by each Nasdaq-100 Share will be decreased. As discussed above, under certain circumstances (1) a portion of the securities portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities that are expected to be delivered in a "regular way" manner through NSCC or (2) a portion of the Cash Component may consist of cash in an amount sufficient to enable the Trustee to purchase such Index Securities (E.G., in the event that the Trustee determines that one or more Index Securities are likely to be unavailable or available in insufficient quantity, or if an entity placing an order to create Nasdaq-100 Shares is restricted by regulation or otherwise from engaging in a transaction in an Index Security, see "The Portfolio--Adjustments to the Portfolio Deposit"). In the event there is a failure to deliver the Index Securities which are the subject of such contracts to purchase or the Cash Component includes cash in lieu of the delivery of one or more Index Securities, the Trustee will be instructed pursuant to the Trust Agreement to acquire such Index Securities in an expeditious manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time any such Index Security is purchased and delivered, Nasdaq-100 Shares will represent fewer or more shares of such Index Security and more or fewer of the other Index Securities in the Trust. Hence, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all Nasdaq-100 Shares.

    The identity and appropriate number of shares of the Index Securities required for a Portfolio Deposit are determined in the manner described herein. Due to changes in the composition and weighting of the Index Securities, the composition and weighting of the Securities and the prescribed Portfolio Deposit will also change from time to time (see "The Portfolio--Adjustments to the Portfolio" and "The Portfolio--Adjustments to the Portfolio Deposit"). The composition and weighting of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily and reflect the composition of the Index and, together with the Cash Component, have a value equal to the net asset value of the Trust on a per Creation Unit basis at the close of business on the day of request for creation. The composition of the Portfolio is also adjusted from time to time to conform to changes to the Index as described herein and as set forth in the Trust Agreement. As the composition and weighting of the Index Securities change, substantially identical changes to the composition and weighting of the securities portion of the required Portfolio Deposit are made contemporaneously. Corresponding adjustments to the composition and weighting of the Portfolio, however, are not necessarily made contemporaneously with adjustments to the required Portfolio Deposit, but in all cases will be made in accordance with the specifications set forth in the Trust Agreement and described herein (see "The Portfolio--Adjustments to the Portfolio"). Although the composition and weighting of the securities portion of a Portfolio Deposit change from time to time, the interests of Beneficial Owners will not be adversely affected because the composition of such securities and the aggregate value thereof together with the Cash Component (which may itself have a positive or negative value, as the case may be), will be calculated based upon the proportionate net asset value of the Trust (see "The Portfolio--Adjustments to the Portfolio").

PROCEDURES FOR CREATION OF CREATION UNITS

    To be eligible to place orders with the Distributor to create Nasdaq-100 Shares in Creation Unit size aggregations, an entity or person must be (1) a Participating Party, with respect to creations through the Nasdaq-100 Clearing Process or (2) a DTC Participant with respect to creations/redemptions outside the Nasdaq-100 Clearing Process, and in either case must have executed a Nasdaq-100 Participant Agreement with the Distributor and the Trustee. All Nasdaq-100 Shares, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant (see "The Trust--Book-Entry-Only System").

    All orders to create Nasdaq-100 Shares must be placed in multiples of 50,000 Nasdaq-100 Shares (Creation Unit size). All orders to create Nasdaq-100 Shares, whether through the Nasdaq-100 Clearing Process or outside the Nasdaq-100 Clearing Process, must be received by the Distributor by no later than the closing time of the regular trading session on The Nasdaq Stock Market ("Closing Time") (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed in order for creation of Nasdaq-100 Shares to be effected based on the net asset value of the Trust as determined on such date. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the "Transmittal Date." Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and Trustee, pursuant to procedures set forth in the Nasdaq-100 Participant Agreement, as described below (see "Placement of Creation Orders Using the Nasdaq-100 Clearing Process" and "Placement of Creation Orders Outside the Nasdaq-100 Clearing Process"). Severe economic or market changes or disruptions, or telephone or other communication failure, may impede the ability to reach the Trustee, the Distributor, a Participating Party, or a DTC Participant.

    Orders to create Creation Unit size aggregations of Nasdaq-100 Shares shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Nasdaq-100 Participant Agreement, and that, therefore, orders to create Creation Unit size aggregations of Nasdaq-100 Shares may have to be placed by the investor's broker through a Participating Party or a DTC Participant who has executed a Nasdaq-100 Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Nasdaq-100 Participant Agreement. Those placing orders to create Nasdaq-100 Shares through the Nasdaq-100 Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

    Orders for creation that are effected outside the Nasdaq-100 Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Nasdaq-100 Clearing Process. Those persons placing orders outside the Nasdaq-100 Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of securities and the Cash Component (if required). The DTC Participant notified of an order to create Nasdaq-100 Shares outside the Nasdaq-100 Clearing Process shall be required to effect a transfer of (1) the requisite Index Securities through DTC by 11:00 a.m. on the next Business Day immediately following the Transmittal Date in such a way as to replicate the Portfolio Deposit established on the Transmittal Date by the Trustee in calculating the net asset value of the Trust and (2) the Cash Component (if required) through the Federal Reserve Bank wire system so as to be received by the Trustee by 1:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the Index Securities by 11:00 a.m. and the Cash Component (if required) by 1:00 p.m. on the Business Day immediately following the Transmittal Date, such order shall be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current net asset value of the Trust. If the Cash Component has a negative value, requiring payment of such amount by the Trustee on behalf of the Trust to the creator of Nasdaq-100 Shares outside the Nasdaq-100 Clearing Process (I.E., if the sum of dividends on all Securities with ex-dividend dates within the Accumulation Period, plus or minus the Balancing Amount, is less than the accrued expenses and liabilities of the Trust for such period) then payment of such amount by the Trustee to the creator of Nasdaq-100 Shares via the Depository and the DTC Participants is required to be made no later than 1:00 p.m. on the third (3rd) Business Day immediately following the Transmittal Date.

    All questions as to the number of shares of each of the Index Securities, the amount and identity of the payor of the Cash Component (I.E., the Trustee on behalf of the Trust or the Nasdaq-100 Share creator), and the validity, form, eligibility (including time of receipt), and acceptance for deposit of any Index Securities to be delivered shall be determined by the Trustee, whose determination shall be final and binding. The Trustee reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Portfolio Deposit or any component thereof if (a) the depositor or group of depositors, upon obtaining the Nasdaq-100 Shares ordered, would own 80% or more of the current outstanding Nasdaq-100 Shares (see "Tax Status of the Trust"); (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences (see "Tax Status of the Trust"); (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trustee, have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) in the event that circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Nasdaq-100 Shares. The Trustee will provide notice of its reasons for rejection of a creation order in respect of a Portfolio Deposit or any component thereof. The Trustee and the Sponsor shall not incur any liability in connection with any notification of defects or irregularities in the delivery of Portfolio Deposits or any component thereof or in connection with the rejection of a creation order.


    A list of the Participating Parties or DTC Participants that have executed a Nasdaq-100 Participant Agreement (as hereinafter defined) is available at the office of the Trustee at 15 Broad Street, 11th Floor, New York, NY 10286 and the office of the Distributor at 370 17th Street, Suite 3100, Denver, CO 80202 during normal business hours.


PLACEMENT OF CREATION ORDERS USING THE NASDAQ-100 CLEARING PROCESS

    Portfolio Deposits created through the Nasdaq-100 Clearing Process must be delivered through a Participating Party (see "Prospectus Summary--Portfolio Deposits") that has executed a participant agreement with the Distributor and with the Trustee (as the same may be from time to time amended in accordance with its terms, the "Nasdaq-100 Participant Agreement"). The Nasdaq-100 Participant

Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered in a "regular way" manner through NSCC by the third
(3rd) NSCC Business Day) and the Cash Component (if required) to the Trustee, together with such additional information as may be required by the Trustee. An order to create Nasdaq-100 Shares through the Nasdaq-100 Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Nasdaq-100 Participant Agreement are properly followed.

    Nasdaq-100 Shares may also be created in advance of the receipt by the Trustee of all or a portion of the securities portion of the Portfolio Deposit relating to such Nasdaq-100 Shares, but only through the Nasdaq-100 Clearing Process. In such cases, the Participating Party intending to utilize this procedure will be required to post collateral with the Trustee outside of NSCC consisting of cash at least equal to 115% of the closing value, on the day the order is deemed received, of the portion of the Portfolio Deposit not expected to be available in the account of the Participating Party for delivery to the Trust on the third NSCC Business Day following placement of such order, as such amount is marked-to-the market daily by the Trustee only for increases in such value. This cash collateral will be required to be posted with the Trustee by 11:00 a.m. on the morning of the NSCC Business Day following the day such order is deemed received by the Distributor, or else the order to create Nasdaq-100 Shares will be canceled. The Trustee will hold such collateral in an account separate and apart from the Trust. Under NSCC rules, by midnight of the day following the receipt by NSCC of such order, NSCC will guarantee to the Trustee the delivery of the securities portion of the Portfolio Deposit on the third NSCC Business Day following receipt of such order or on a later date. Provided that the NSCC guarantee is established, the Trustee will issue the Nasdaq-100 Shares (in Creation Unit size aggregations) so ordered on such third NSCC Business Day, relying on the NSCC guarantee to make good on the delivery of the Portfolio Deposit. In the event that the required securities are not delivered on such third NSCC Business Day, the Trustee will take steps to "buy-in" the missing portion of the Portfolio Deposit in accordance with NSCC rules. The 115% cash collateral received from the creator will be returned net of commissions and other buy-in expenses incurred by the Trustee, if any, promptly upon settlement of delivery of all of the securities portion of the Portfolio Deposit, or buy-in of all missing securities, or cancellation of the order to create Nasdaq-100 Shares. Information concerning the procedures for such cash collateralization is available from the Distributor.

    The requirement to post collateral will not apply in instances where the Trustee, in its discretion, has included in the Cash Component of a Portfolio Deposit the cash equivalent value of one or more Index Securities either because the Trustee determines that one or more Index Securities are likely to be unavailable or available in insufficient quantity, or if the entity placing an order to create Nasdaq-100 Shares is restricted by regulation or otherwise from engaging in a transaction in an Index Security (see "The Portfolio--Adjustments to the Portfolio Deposit").

PLACEMENT OF CREATION ORDERS OUTSIDE THE NASDAQ-100 CLEARING PROCESS

    Portfolio Deposits created outside the Nasdaq-100 Clearing Process must be delivered through a DTC Participant that has executed a Nasdaq-100 Participant Agreement with the Distributor and with the Trustee. A DTC Participant who wishes to place an order creating Nasdaq-100 Shares to be effected outside the Nasdaq-100 Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Nasdaq-100 Clearing Process and that the creation of Nasdaq-100 Shares will instead be effected through a transfer of securities and cash. The Portfolio Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Index Securities through DTC to the account of the Trustee by no later than 11:00 a.m. on the next Business Day immediately following the Transmittal Date. All questions as to the number of Index Securities to be delivered, and the validity, form, and eligibility (including time of receipt) for the deposit of any tendered securities will be determined by the Trustee, whose determination shall be final and binding. On days when the Cash Component is an amount payable to the Trustee (I.E., when the Cash Component has a positive value), the cash equal to the Cash Component must be transferred directly to the Trustee through the Federal Reserve Bank wire system in a timely manner so as to be received by the Trustee no later than 1:00 p.m. on the next Business Day immediately following the Transmittal Date. An order to create Nasdaq-100 Shares outside the Nasdaq-100 Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and
(ii) all other procedures set forth in the Nasdaq-100 Participant Agreement are properly followed. However, if the Trustee does not receive both the requisite Index Securities and the Cash Component (if required) in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current net asset value of the Trust. The delivery of Nasdaq-100 Shares so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor. The payment of the Cash Component (at times when such amount is to be paid to the creator of Nasdaq-100 Shares from the Trustee) is required to be made through the Federal Reserve Bank wire system no later than the third (3rd) Business Day immediately following the Transmittal Date. Under the current schedule, the total fee charged in connection with the creation of one Creation Unit outside the Nasdaq-100 Clearing Process would be an amount not to exceed $4,000 (see "Prospectus Summary--Transaction Fee").

BOOK-ENTRY-ONLY SYSTEM

    The Depository acts as securities depository for Nasdaq-100 Shares. Cede & Co., as nominee for the Depository, is registered as the record owner of all Nasdaq-100 Shares on the books of the Trustee. Certificates will not be issued for Nasdaq-100 Shares.

    The Depository has advised the Sponsor and the Trustee as follows: The Depository is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. The Depository was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTCC, the parent company of the Depository and NSCC.* Access to the Depository system is also available to others such as banks, brokers, dealers, and trust companies that maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). The Depository agrees with and represents to its participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

    Upon the settlement date of any creation, transfer, or redemption of Nasdaq-100 Shares, the Depository will credit or debit, on its book-entry registration and transfer system, the number of Nasdaq-100 Shares so created, transferred, or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged shall be designated by the Trustee to NSCC, in the case of a creation or redemption through the Nasdaq-100 Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption transacted outside of the Nasdaq-100 Clearing Process (see "The Trust--Procedures for Creation of Creation Units" and "Redemption of Nasdaq-100 Shares"). Beneficial ownership of Nasdaq-100 Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Nasdaq-100 Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") will be shown on, and the transfer of ownership will be effected only through, records maintained by the Depository (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of Nasdaq-100 Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Nasdaq-100 Shares.

------------------------


* As of December 31, 2001, the NASD beneficially owned (including shares owned directly by the Amex) approximately 8.8% of the issued and outstanding shares of common stock of DTCC, and the NASD owned 10,000 shares of preferred stock of DTCC, which entitles the NASD to elect one director of DTCC. Also as of such date, the Trustee and its affiliates together owned approximately 5.8% of the issued and outstanding shares of the common stock of DTCC.

    So long as Cede & Co., as nominee of the Depository, is the registered owner of Nasdaq-100 Shares, references herein to the registered or record owners of Nasdaq-100 Shares shall mean Cede & Co. and shall not mean the Beneficial Owners of Nasdaq-100 Shares. Beneficial Owners of Nasdaq-100 Shares will not be entitled to have Nasdaq-100 Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form, and will not be considered the record or registered holder thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of the Depository, the DTC Participant, and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Nasdaq-100 Shares under the Trust Agreement. The Trustee and the Sponsor understand that under existing industry practice, in the event the Trustee requests any action of Nasdaq-100 Share holders, or a Beneficial Owner desires to take any action that the Depository, as the record owner of all outstanding Nasdaq-100 Shares, is entitled to take, the Depository would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action or would otherwise act upon the instructions of Beneficial Owners owning through them.

    As described above, the Trustee recognizes the Depository or its nominee as the owner of all Nasdaq-100 Shares for all purposes except as expressly set forth in the Trust Agreement. Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. Pursuant to the agreement between the Trustee and the Depository (as the same may be from time to time amended in accordance with its terms, the "Depository Agreement"), the Depository is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Nasdaq-100 Share holdings of each DTC Participant. The Trustee shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Nasdaq-100 Shares, directly or indirectly, through such DTC Participant. The Trustee shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trustee on behalf of the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

    Nasdaq-100 Share distributions shall be made to the Depository or its nominee, Cede & Co., as the registered owner of all Nasdaq-100 Shares. The Trustee and the Sponsor expect that the Depository or its nominee, upon receipt of any payment of distributions in respect of Nasdaq-100 Shares, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Nasdaq-100 Shares as shown on the records of the Depository or its nominee. The Trustee and the Sponsor also expect that payments by DTC Participants to Indirect Participants and Beneficial Owners of Nasdaq-100 Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Nasdaq-100 Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between the Depository and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

    The Depository may determine to discontinue providing its service with respect to Nasdaq-100 Shares at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for the Depository to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust (see "Administration of the Trust--Termination").

                                 THE PORTFOLIO

    Because the objective of the Trust is to provide investment results that correspond substantially to the price and yield performance of the Index, the Portfolio will at any time consist of as many of the Index Securities as is practicable and under most circumstances, all of the Index Securities. It is anticipated that cash or cash items normally would not be a substantial part of the Trust's net assets. Although the Trust may at any time fail to own certain of the Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the Index and that derived from ownership of Nasdaq-100 Shares.

ADJUSTMENTS TO THE PORTFOLIO

    The Index is a modified capitalization-weighted index of 100 of the largest non-financial companies listed on the Nasdaq National Market tier of The Nasdaq Stock Market (see "The Index"). At any moment in time, the value of the Index equals the aggregate value of the then-current Index share weights of each of the component 100 Index Securities multiplied by each such security's respective last sale price on The Nasdaq Stock Market, and divided by a scaling factor (the "divisor") which becomes the basis for the reported Index value. The divisor serves the purpose of scaling such aggregate value (otherwise in the trillions) to a lower order of magnitude which is more desirable for Index reporting purposes.*


    Periodically (typically, several times per quarter), Nasdaq may determine that total shares outstanding have changed in one or more Index Securities due to secondary offerings, repurchases, conversions, or other corporate actions. Under such circumstances, in accordance with Nasdaq policies and procedures for making adjustments to the Index, the Index share weights would be adjusted by the same percentage amounts by which the total shares outstanding have changed in such Index Securities. Additionally, Nasdaq may periodically (ordinarily, several times per quarter) replace one or more component securities in the Index due to mergers, acquisitions, bankruptcies, or other market conditions, or due to delistings if an issuer chooses to list its securities on another marketplace, or if the issuers of such component securities fail to meet the criteria for continued inclusion in the Index (see "The Index"). For example, for the 1998, 1999, 2000 and 2001 calendar years, there were 6, 15, 5 and 6 company changes, respectively, made during those years due to corporate actions (E.G., mergers, acquisitions, bankruptcies) and 9, 15, 12 and 13 other company changes, respectively, made at year-end in connection with Nasdaq's annual evaluation process for determining the securities comprising the Index for the upcoming year (see "The Index--Index Security Eligibility Criteria and Ranking Review"). The ratio of the market capitalization of the securities replaced in the Index in 1998, 1999, 2000 and 2001 to the total market

------------------------



* For example, on December 31, 2001 the aggregate value of the then-current Index share weights of each of the Index Securities multiplied by their respective last sale price on The Nasdaq Stock Market was $2,121,466,492, the divisor was 168,151,393 on December 31, 2001, and the reported Index value was 1,577.05 on December 31, 2001.

capitalization of the securities comprising the Index at year-end was 3.1%, 7.2%, 5.1% and 5.10%, respectively.



    The Index share weights, which are based upon the total shares outstanding in each of the 100 Index Securities, are additionally subject, in certain cases, to a rebalancing (see "The Index--Calculation of the Index"). Ordinarily, whenever there is a change in Index share weights or a change in a component security included in the Index, Nasdaq adjusts the divisor to assure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change.


    Because the investment objective of the Trust is to provide investment results that generally correspond to the price and yield performance of the Index, composition and weighting changes, and associated divisor changes to the Index, create the need for the Trustee to make corresponding adjustments to the Securities held in the Trust as described below.

    The Trustee adjusts the composition of the Portfolio from time to time to conform to changes in the composition and/or weighting of the Index Securities. The Trustee aggregates certain of these adjustments and makes conforming changes to the Trust's Portfolio at least monthly; however, adjustments are made more frequently in the case of changes to the Index that are significant. Specifically, the Trustee is required to adjust the composition of the Portfolio at any time that there is a change in the identity of any Index Security (I.E., a substitution of one security in replacement of another), which adjustment is to be made within three (3) Business Days before or after the day on which the change in the identity of such Index Security is scheduled to take effect at the close of the market. Although the investment objective of the Trust is to provide investment results which resemble the performance of the Index, it is not always efficient to replicate identically the share composition of the Index if the transaction costs incurred by the Trust in so adjusting the Portfolio would exceed the expected misweighting that would ensue by failing to replicate identically minor and insignificant share changes to the Index. Accordingly, to further the investment objective of the Trust, minor misweightings are generally permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any Security varies in excess of one hundred and fifty percent (150%) of a specified percentage (a "Misweighting Amount"), from the weighting of such Security in the

Index (a "Misweighting"). The Misweighting Amounts vary depending on the net asset value of the Trust and are set forth in the table below:


NET ASSET VALUE                         MISWEIGHTING
OF THE TRUST                               AMOUNT
---------------                         ------------
Less than $25,000,000.................      0.25%
$25,000,000--$99,999,999..............      0.20%
$100,000,000--$499,999,999............      0.10%
$500,000,000--$999,999,999............      0.05%
$1,000,000,000 and over...............      0.02%


    The Trustee shall examine each Security in the Portfolio on each Business Day, comparing the weighting of each such Security in the Portfolio to the weighting of the corresponding Index Security in the Index, based on prices at the close of the market on the preceding Business Day (a "Weighting Analysis"). In the event that there is a Misweighting in any Security in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee shall calculate an adjustment to the Portfolio in order to bring the Misweighting of such Security within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee shall perform a Weighting Analysis for each Security in the Portfolio, and in any case in which there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee shall calculate an adjustment to the Portfolio in order to bring the Misweighting of such Security within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio due to a Misweighting as described herein, the purchase or sale of securities necessitated by such adjustment shall be made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee reserves the right to make additional adjustments periodically to Securities that may be misweighted by an amount within the applicable Misweighting Amount in order to reduce the overall Misweighting of the Portfolio.

    The foregoing guidelines with respect to Misweightings shall also apply to any Index Security that (1) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (2) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that will involve such an Index Security, the Trustee shall determine whether the substitution of cash for such Index Security will cause a Misweighting in the Trust's Portfolio with respect to such Index

Security. If a Misweighting results, the Trustee shall purchase the required number of shares of such Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee would not hold cash in excess of the permitted amounts described below, the Trustee may hold such cash or, if such an excess would result, make the required adjustments to the Portfolio in accordance with the procedures described herein.

    Pursuant to these guidelines the Trustee shall calculate the required adjustments and shall purchase and sell the appropriate securities. As a result of the purchase and sale of securities in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of securities or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains) as a result of such transactions, which amount shall not exceed for more than five (5) consecutive Business Days 5/10th of 1 percent of the aggregate value of the Securities. In the event that the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent of the aggregate value of the Securities, the Trustee shall use such cash to purchase additional Index Securities that are under-weighted in the Portfolio as compared to their relative weighting in the Index, although the Misweighting of such Index Securities may not be in excess of the applicable Misweighting Amount.

    In addition to adjustments to the Portfolio from time to time to conform to changes in the composition or weighting of the Index Securities, the Trustee is also ordinarily required to sell Securities to obtain sufficient cash proceeds for the payment of Trust fees and expenses at any time that projected annualized fees and expenses accrued on a daily basis exceed projected annualized dividends and other Trust income accrued on a daily basis by more than 1/100 of one percent (0.01%) of the net asset value of the Trust (see "Expenses of the Trust"). Whenever the 0.01% threshold is exceeded, the Trustee will sell sufficient Securities to cover such excess no later than the next occasion it is required to make adjustments to the Portfolio due to a Misweighting, unless the Trustee determines, in its discretion, that such a sale is unnecessary because the cash to be generated is not needed by the Trust at that time for the payment of expenses then due or because the Trustee otherwise determines that such a sale is not warranted or advisable. At the time of the sale, the Trustee shall first sell Securities that are over-weighted in the Portfolio as compared to their relative weighting in the Index.

    All adjustments to the Portfolio held by the Trustee shall be made by the Trustee pursuant to the foregoing specifications and as set forth in the Trust Agreement and shall be non-discretionary. All portfolio adjustments will be made as described herein unless such adjustments would cause the Trust to lose its status as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time if it is necessary to ensure the continued qualification of the Trust as a regulated investment company (see "Tax Status of the Trust"). The adjustments provided herein are intended to conform the composition and weighting of the Portfolio, to the extent practicable, to the composition and weighting of the Index Securities. Such adjustments are based upon the Index as it is currently determined by Nasdaq. To the extent that the method of determining the Index is changed by Nasdaq in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor shall have the right to amend the Trust Agreement, without the consent of the Depository or Beneficial Owners, to conform the adjustments provided herein and in the Trust Agreement to such changes so that the objective of tracking the Index is maintained.

    In making the adjustments described herein, the Trustee shall rely on information made publicly available by Nasdaq as to the composition and weighting of the Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, then the Trustee shall use the composition and weighting of the Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations described herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to the Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weighting of the Securities (as opposed to the Index Securities) shall be used for the purposes of all adjustments and determinations herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until current information with respect to the Index Securities is available.

    At such time as the Trustee gives written notice of the termination of the Trust (see "Administration of the Trust--Termination"), from and after the date of such notice the Trustee shall use the composition and weighting of the Securities held in the Trust as of such notice date (as opposed to the composition and weighting of the Index Securities) for the purpose and determination of all redemptions or other required uses of the securities portion of the Portfolio Deposit.

    From time to time Nasdaq may make adjustments to the composition of the Index as a result of a merger or acquisition involving one or more of the Index Securities. In such cases, the Trust, as shareholder of securities of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the securities of the issuer will be removed from the Index. In selling the securities of such issuer after it has been determined that the security will be removed from the Index, the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions will be reinvested in Index Securities in accordance with the criteria set forth above. Any securities received as a part of the consideration that are not Index Securities will be sold as soon as practicable and the cash proceeds of such sale will be reinvested in accordance with the criteria set forth above.

    Purchases and sales of Securities resulting from the adjustments described above will be made in the share amounts dictated by the foregoing specifications, whether round lot or odd lot. Certain Index Securities, however, may at times not be available in the quantities that the foregoing calculations require. For this and other reasons, precise duplication of the proportionate relationship between the Portfolio and the Index Securities may not ever be attained but nevertheless will continue to be the objective of the Trust in connection with all acquisitions and dispositions of Securities.

    The Trust is a unit investment trust registered under the 1940 Act and is not a managed fund. Traditional methods of investment management for a managed fund typically involve frequent changes to a portfolio of securities on the basis of economic, financial, and market analyses. The Portfolio held by the Trust, however, is not managed. Instead, the only purchases and sales that are made with respect to the Portfolio will be those necessary to create, to the extent feasible, a portfolio that is designed to replicate the Index to the extent practicable, taking into consideration the adjustments referred to above. Since no attempt is made to "manage" the Trust in the traditional sense, the adverse financial condition of an issuer will not be the basis for the sale of its securities from the Portfolio unless the issuer is removed from the Index.

    The Trust will be liquidated on the fixed Mandatory Termination Date unless terminated earlier under certain circumstances (see "Administration of the Trust--Termination"). In addition, Beneficial Owners of Nasdaq-100 Shares in Creation Unit size aggregations have the right to redeem in kind (see "Redemption of Nasdaq-100 Shares").

ADJUSTMENTS TO THE PORTFOLIO DEPOSIT

    On each Business Day (each such day, an "Adjustment Day"), the number of shares and/or identity of each of the Index Securities in a Portfolio Deposit is adjusted in accordance with the following procedure. Generally, as of the 4:00 p.m. market close on each Adjustment Day, the Trustee calculates the net asset value of the Trust (see "Valuation"). The net asset value is divided by the number of all outstanding Nasdaq-100 Shares multiplied by 50,000 shares in one Creation Unit aggregation resulting in a net asset value per Creation Unit (the "NAV Amount"). The Trustee then calculates the number of shares (without rounding) of each of the component securities of the Index in a Portfolio Deposit for the following Business Day ("Request Day"), such that (1) the market value at the close of the market on Adjustment Day of the securities to be included in the Portfolio Deposit on Request Day, together with the Income Net of Expense Amount effective for requests to create or redeem on Adjustment Day, equals the NAV Amount and (2) the identity and weighting of each of the securities in a Portfolio Deposit mirrors proportionately the identity and weighting of the securities in the Index, each as in effect on Request Day. For each security, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and number of shares of the securities so calculated constitute the securities portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as the Securities ordinarily to be delivered by the Trustee in the event of a request for redemption of Nasdaq-100 Shares in Creation Unit size aggregations on Request Day and thereafter until the following Adjustment Day (see "Redemption of Nasdaq-100 Shares"). In addition to the foregoing adjustments, in the event that there shall occur a stock split, stock dividend, or reverse split with respect to any Index Security, the Portfolio Deposit shall be adjusted to take account of such stock split, stock dividend, or reverse split by applying the stock split, stock dividend, or reverse stock split multiple (E.G., in the event of a two-for-one stock split of an Index Security, by doubling the number of shares of such Index Security in the prescribed

Portfolio Deposit), in each case rounded to the nearest whole share, with a fraction of 0.50 being rounded up.

    On Request Day and on each day that a request for the creation or redemption of Nasdaq-100 Shares in Creation Unit size aggregations is deemed received, the Trustee calculates the market value of the securities portion of the Portfolio Deposit as in effect on Request Day as of the close of the market and adds to that amount the Income Net of Expense Amount effective for requests to create or redeem on Request Day (such market value and Income Net of Expense Amount are collectively referred to herein as the "Portfolio Deposit Amount"). The Trustee then calculates the NAV Amount, based on the close of the market on Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the "Balancing Amount." The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (1) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (2) any variances from the proper composition of the Portfolio Deposit.

    Notwithstanding the foregoing, on any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the Index divisor to be adjusted after the close of the market on such Business Day,* and (b) no stock split, stock dividend, or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee reserves the right to forego making any adjustment to the securities portion of the Portfolio Deposit and to use the composition and weighting of the Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee further reserves the right to calculate the adjustment to the number of shares and/or identity of the Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day prior to Request Day.

    As previously discussed, the sum of the Income Net of Expense Amount and the Balancing Amount in effect at the close of business on Request Day are collectively referred to as the Cash Component (with respect to creations of Nasdaq-100 Shares) or the Cash Redemption

------------------------

* Nasdaq normally publicly announces changes in the identity and/or weighting of the Index Securities in advance of the actual changes.

Amount (with respect to redemptions of Nasdaq-100 Shares) (see "Prospectus Summary--Portfolio Deposits" and "Prospectus Summary--Redemption"). If the resulting Cash Component has a positive value, then the creator of Nasdaq-100 Shares will be obligated to pay such cash to the Trustee in connection with orders to create Nasdaq-100 Shares; if the resulting Cash Component has a negative value, then such cash shall be paid by the Trustee on behalf of the Trust to the creator of Nasdaq-100 Shares. Similarly, if the resulting Cash Redemption Amount has a positive value, then such cash shall be transferred to a redeemer by the Trustee on behalf of the Trust in connection with orders to redeem Nasdaq-100 Shares; if the resulting Cash Redemption Amount has a negative value, then such cash shall be paid by the redeemer of Nasdaq-100 Shares to the Trustee on behalf of the Trust.

    In the event that the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, the Portfolio Deposit so constituted shall dictate the Index Securities to be delivered in connection with the creation of Nasdaq-100 Shares in Creation Unit size aggregations and upon the redemption of Nasdaq-100 Shares in Creation Unit size aggregations for all purposes hereunder until such time as the securities portion of the Portfolio Deposit is subsequently adjusted. Brokerage commissions incurred by the Trustee in connection with the acquisition of any such Index Securities will be at the expense of the Trust and will affect the value of all Nasdaq-100 Shares.

    In connection with the creation or redemption of Nasdaq-100 Shares, if an investor is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee, in its discretion, shall have the right to include the cash equivalent value of such Index Securities in the Portfolio Deposit in the calculation of the Cash Component (or the Cash Redemption Amount as the case may be) in lieu of the inclusion of such Index Securities in the securities portion of the Portfolio Deposit for the particular affected investor. The amount of such cash equivalent payment shall be used by the Trustee in accordance with the guidelines regarding allowable Misweightings and permitted amounts of cash (see "Adjustments to the Portfolio") which may require the Trustee to purchase the appropriate number of shares of the Index Security that such investor was unable to purchase. In any such case, such investor shall pay the Trustee the standard Transaction Fee, plus an additional amount not to exceed (3) times the Transaction Fee applicable for a Creation Unit.

    The Trustee, in its discretion, upon the request of the redeeming investor, may redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Securities differing in exact composition from the Index Securities but not differing in net asset value from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were to be determined that this composition would be appropriate in order to maintain the Portfolio of the Trust in correlation to the modified capitalization-weighted composition of the Index, for instance, in connection with a replacement of one of the Index Securities (E.G., due to a merger, acquisition, or bankruptcy).

SELECTION AND ACQUISITION OF SECURITIES

    In prescribing the method described above for selecting the Index Securities that constitute the prescribed Portfolio Deposit from time to time, the Sponsor intends to replicate, to the extent practicable, the composition and weighting of the Index Securities as of the relevant date.

    Because certain of the Securities from time to time may be sold or their relative percentages changed under certain circumstances as described herein, no assurance can be given that the Trust will retain for any length of time its size and composition (see "Adjustments to the Portfolio"). Also, the deposit of additional Portfolio Deposits and the redemption of Nasdaq-100 Shares in Creation Unit size aggregations will affect the size and composition of the Trust. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure, or defect in any of the Securities.

                                   THE INDEX


    The Sponsor selected the Nasdaq-100 Index as the basis for the selection of the Securities to be held by the Trust because, in the opinion of the Sponsor, the Index constitutes a broadly diversified segment of the largest securities listed on The Nasdaq Stock Market. Additionally, the Index has achieved wide acceptance by both investors and market professionals. Specifically, the Index is composed of 100 of the largest non-financial companies listed on the Nasdaq National Market tier of The Nasdaq Stock Market.



    The Index was first published in January 1985, and includes companies across a variety of major industry groups. The Index does not contain financial companies, including registered investment companies. As of December 31, 2001, the major industry groups covered in the Index (listed according to their respective capitalization in the Index) were as follows: computer and office equipment (34.2%), computer software/ services (30.2%), biotechnology (12.9%), telecommunications (12.7%), retail/wholesale trade (4.2%), services (2.8%), health care (2.2%) and manufacturing (0.8%). The identity and capitalization weightings of the five largest companies represented in the Index as of December 31, 2000 were as follows: Microsoft Corporation (10.87%), Intel Corporation (6.54%), Cisco Systems, Inc. (4.2%), QUALCOMM Incorporated (4.12%), and Oracle Corporation (2.83%). Current information regarding the market value of the Index is available from Nasdaq as well as numerous market information services. The Index is determined, comprised, and calculated by Nasdaq without regard to the Trust.


    The Sponsor, which is wholly-owned by Nasdaq, has been granted a license to use the Index as a basis for determining the composition of the Trust and to use certain service marks and trademarks of Nasdaq in connection with the Trust (see "License Agreement"). Nasdaq is not responsible for and shall not participate in the creation or sale of Nasdaq-100 Shares or in the determination of the timing of, prices at, or quantities and proportions in which purchases or sales of Index Securities or Securities shall be made.


    The Index share weights of the component securities of the Index at any time are based upon the total shares outstanding in each of the 100 Index Securities and are additionally subject, in certain cases, to rebalancing (see "Calculation of the Index"). Accordingly, each Index Security's influence on the value of the Index is directly proportional to the value of its Index share weight. The percentage of the Trust's assets invested in each of the Index Securities is intended to approximate the percentage each Index Security represents in the Index.

    The following table shows the actual performance of the Index for the years 1985 through 2001. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered as a representation of the income yield or capital gain or loss that may be generated by the Index in the future, nor should the results be considered as a representation of the performance of the Trust.



                        CALENDAR YEAR-
                          END INDEX
                            VALUE*          POINT CHANGE IN                         CALENDAR YEAR-
                         (JANUARY 31,          INDEX FOR         YEAR % CHANGE       END DIVIDEND
YEAR                    1985 = 125.00)      CALENDAR YEAR*         IN INDEX*           YIELD**
----                    --------------      ---------------      -------------      --------------
1985***                        132.29                 7.29               5.83%        N/A
1986                           141.41                 9.12               6.89%          0.33%
1987                           156.25                14.84              10.49%          0.41%
1988                           177.41                21.16              13.54%          0.47%
1989                           223.84                46.43              26.17%          0.91%
1990                           200.53               -23.31             -10.41%          1.07%
1991                           330.86               130.33              64.99%          0.53%
1992                           360.19                29.33               8.86%          0.55%
1993                           398.28                38.09              10.57%          0.52%
1994                           404.27                 5.99               1.50%          0.46%
1995                           576.23               171.96              42.54%          0.26%
1996                           821.36               245.13              42.54%          0.11%
1997                           990.80               169.44              20.63%          0.13%
1998                          1836.01               845.21              85.31%          0.07%
1999                          3707.83              1871.81             101.95%          0.03%
2000                          2341.70             -1366.13             -36.84%          0.06%
2001                         1,577.05              -764.65             -32.65%          0.06%
                        --------------      --------------       ------------            ---


--------------------------

* Source: Nasdaq. Year-end index values shown do not reflect reinvestment of dividends or costs, such as brokerage charges and transaction costs.

** Source: Nasdaq. Dividend yields are obtained by dividing the aggregate cash dividends for the year by the aggregate market value of the component securities in the Index at year-end.

*** 1985 data is for the eleven month period from January 31, 1985 through December 31, 1985.

INDEX SECURITY ELIGIBILITY CRITERIA AND RANKING REVIEW

    To be eligible for inclusion in the Index, a security must be traded on the Nasdaq National Market tier of The Nasdaq Stock Market and meet the following criteria:

    - the security must be of a non-financial company;

    - only one class of security per issuer is allowed;

    - the security may not be issued by an issuer currently in bankruptcy proceedings;

    - the security must have average daily trading volume of at least 100,000 shares;

    - the security must have "seasoned" on The Nasdaq Stock Market or another recognized market (generally, a company is considered to be seasoned by Nasdaq if it has been listed on a market for at least two years; in the case of spin-offs, the operating history of the spin-off will be considered);

    - if a security would otherwise qualify to be in the top 25% of the issuers included in the Index by market capitalization, then a one year "seasoning" criteria would apply;


    - [if the security is of a foreign issuer, the company must have a worldwide market value of at least $10 billion, a U.S. market value of at least
      $4 billion, and average trading volume on The Nasdaq Stock Market of at least 200,000 shares per day; in addition, foreign securities must be eligible for listed options trading; and]


    - the issuer of the security may not have entered into a definitive agreement or other arrangement which would result in the security no longer being listed on The Nasdaq Stock Market within the next six months.

    These Index eligibility criteria may be revised from time to time by Nasdaq without regard to the Trust.

    The Index Securities are evaluated on an annual basis, except under extraordinary circumstances which may result in an interim evaluation, as follows (such evaluation is referred to herein as the "Ranking Review"). Securities listed on The Nasdaq Stock Market which meet the above eligibility criteria are ranked by market value. Index-eligible securities which are already in the Index and which are in the top 150 eligible securities (based on market value) are retained in the Index provided that such security was ranked in the top 100 eligible securities as of the previous ranking review. Securities not meeting such criteria are replaced. The replacement securities chosen are those Index-eligible securities not currently in the Index which have the largest market capitalization. Generally, the list of annual additions and deletions is publicly announced via a press release in the early part of December and replacements are made effective after the close of trading on the third Friday in December. Moreover, if at any time during the year an Index Security is no longer traded on The Nasdaq Stock Market, or is otherwise determined by Nasdaq to become ineligible for continued inclusion in the Index, the security will be replaced with the largest market capitalization security not currently in the Index and meeting the Index eligibility criteria listed above.

    In addition to the Ranking Review, the securities in the Index are monitored every day by Nasdaq with respect to changes in total shares outstanding arising from secondary offerings, stock repurchases, conversions, or other corporate actions. Nasdaq has adopted the following quarterly scheduled weight adjustment procedures with respect to such changes. If the change in total shares outstanding arising from such corporate action is greater than or equal to 5.0%, such change is made to the Index on the evening prior to the effective date of such corporate action or as soon as practical thereafter. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September, and December. In either case, the Index share weights for such Index Securities are adjusted by the same percentage amount by which the total shares outstanding have changed in such Index Securities. Ordinarily, whenever there is a change in Index share weights or a change in a component security included in the Index, Nasdaq adjusts the divisor to assure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change.

CALCULATION OF THE INDEX

    The Index is calculated under a "modified capitalization-weighted" methodology, which is a hybrid between equal weighting and conventional capitalization weighting. This methodology is expected to: (1) retain in general the economic attributes of capitalization weighting; (2) promote portfolio weight diversification (thereby limiting domination of the Index by a few large stocks); (3) reduce Index performance distortion by preserving the capitalization ranking of companies; and (4) reduce market impact on the smallest Index Securities from necessary weight rebalancings.

    Under the methodology employed, on a quarterly basis coinciding with Nasdaq's quarterly scheduled weight adjustment procedures, the Index Securities are categorized as either "Large Stocks" or "Small Stocks" depending on whether their current percentage weights (after taking into account such scheduled weight adjustments due to stock repurchases, secondary offerings, or other corporate actions) are greater than, or less than or equal to, the average percentage weight in the Index (i.e., as a 100-stock index, the average percentage weight in the Index is 1.0%).

    Such quarterly examination will result in an Index rebalancing if either one or both of the following two weight distribution requirements are not met:
(1) the current weight of the single largest market capitalization Index Security must be less than or equal to 24.0% and (2) the "collective weight" of those Index Securities whose individual current weights are in excess of 4.5%, when added together, must be less than or equal to 48.0%. In addition, Nasdaq may conduct a special rebalancing if it is determined necessary to maintain the integrity of the Index.

    If either one or both of these weight distribution requirements are not met upon quarterly review or Nasdaq determines that a special rebalancing is required, a weight rebalancing will be performed. First, relating to weight distribution requirement (1) above, if the current weight of the single largest Index Security exceeds 24.0%, then the weights of all Large Stocks will be scaled down proportionately towards 1.0% by enough for the adjusted weight of the single largest Index Security to be set to 20.0%. Second, relating to weight distribution requirement (2) above, for those Index Securities whose individual current weights or adjusted weights in accordance with the preceding step are in excess of 4.5%, if their "collective weight" exceeds 48.0%, then the weights of all Large Stocks will be scaled down proportionately towards 1.0% by just enough for the "collective weight," so adjusted, to be set to 40.0%.

    The aggregate weight reduction among the Large Stocks resulting from either or both of the above rescalings will then be redistributed to the Small Stocks in the following iterative manner. In the first iteration, the weight of the largest Small Stock will be scaled upwards by a factor which sets it equal to the average Index weight of 1.0%. The weights of each of the smaller remaining Small Stocks will be scaled up by the same factor reduced in relation to each stock's relative ranking among the Small Stocks such that the smaller the Index Security in the ranking, the less the scale-up of its weight. This is intended to reduce the market impact of the weight rebalancing on the smallest component securities in the Index.

    In the second iteration, the weight of the second largest Small Stock, already adjusted in the first iteration, will be scaled upwards by a factor which sets it equal to the average index weight of 1.0%. The weights of each of the smaller remaining Small Stocks will be scaled up by this same factor reduced in relation to each stock's relative ranking among the Small Stocks such that, once again, the smaller the stock in the ranking, the less the scale-up of its weight.

    Additional iterations will be performed until the accumulated increase in weight among the Small Stocks exactly equals the aggregate weight reduction among the Large Stocks from rebalancing in accordance with weight distribution requirement (1) and/or weight distribution requirement (2).

    Then, to complete the rebalancing procedure, once the final percent weights of each Index Security are set, the Index share weights will be determined anew based upon the last sale prices and aggregate capitalization of the Index at the close of trading on the Thursday in the week immediately preceding the week of the third Friday in March, June, September, and December. Changes to the Index share weights will be made effective after the close of trading on the third Friday in March, June, September, and December and an adjustment to the Index divisor will be made to ensure continuity of the Index.

    Ordinarily, new rebalanced weights will be determined by applying the above procedures to the current Index share weights. However, Nasdaq may from time to time determine rebalanced weights, if necessary, by instead applying the above procedure to the actual current market capitalization of the Index components. In such instances, Nasdaq would announce the different basis for rebalancing prior to its implementation.

                               LICENSE AGREEMENT

    Under the terms of a license agreement with Nasdaq (the "License Agreement"), the Sponsor has been granted a license to use the Index as a basis for determining the composition of the Trust and to use certain trade names, trademarks, and service marks of Nasdaq in connection with the Trust. The License Agreement may be amended by the parties thereto without the consent of any of the Beneficial Owners of Nasdaq-100 Shares. Currently, the License Agreement is scheduled to expire on March 10, 2004 in accordance with its terms and is subject to a five year renewal period following such date. The parties thereto may extend the term of the License Agreement beyond such date without the consent of any of the Beneficial Owners of Nasdaq-100 Shares.

    Under the terms of the License Agreement, the Sponsor pays to Nasdaq an annual licensing fee for use of the Index. The Sponsor ordinarily will seek reimbursement from the Trust for the amount of licensing fees (see "Expenses of the Trust").

    None of the Trust, the Trustee, the Distributor, the Depository, or any Beneficial Owner of Nasdaq-100 Shares is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks and service marks "Nasdaq-100 Index(-Registered Trademark-)",
"Nasdaq-100(-Registered Trademark-)",

"Nasdaq(-Registered Trademark-)", "The Nasdaq Stock
Market(-Registered Trademark-)", "Nasdaq-100 Index Tracking Stock(SM)", "Nasdaq-100 Shares(SM)", or "Nasdaq-100 Trust(SM)" or to use the Index except as specifically described herein or as may be specified in the Trust Agreement.

    The Index is determined, composed, and calculated by Nasdaq without regard to the Sponsor, the Trust, or the Beneficial Owners of Nasdaq-100 Shares. Nasdaq has complete control and sole discretion in determining, comprising, or calculating the Index or in modifying in any way its method for determining, comprising, or calculating the Index in the future.

    NASDAQ AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA USED TO CALCULATE THE INDEX OR DETERMINE THE INDEX COMPONENTS. NASDAQ AND ITS AFFILIATES DO NOT GUARANTEE THE UNINTERRUPTED OR UN-DELAYED CALCULATION OR DISSEMINATION OF THE INDEX. NASDAQ AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NASDAQ AND ITS AFFILIATES DO NOT GUARANTEE THAT THE INDEX ACCURATELY REFLECTS PAST, PRESENT, OR FUTURE MARKET PERFORMANCE. NASDAQ AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUST, BENEFICIAL OWNERS OF NASDAQ-100 SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ AND ITS AFFILIATES, OTHER THAN THE SPONSOR, MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AND BEAR NO LIABILITY WITH RESPECT TO NASDAQ-100 SHARES. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ OR ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              MARKETPLACE LISTING

    Nasdaq-100 Shares are listed on the Amex. Transactions involving Nasdaq-100 Shares in the public trading market are subject to customary brokerage charges and commissions.

    The Sponsor's aim in designing Nasdaq-100 Shares was to provide investors with a security whose initial market value would approximate one-fortieth (1/40th) the value of the Index. Thus, for example, if the Index were at 1600, investors might expect a Nasdaq-100 Share to trade initially at approximately $40. Note, however, that the market price of a Nasdaq-100 Share may be affected by supply and demand, market volatility, sentiment, and other factors (see "Special Considerations and

Risk Factors"). Note also, that due to these factors as well as other factors including required distributions for tax purposes (see "Tax Status of the Trust") or the sale of Securities to meet Trust expenses in excess of the dividends received on the Securities (see "Expenses of the Trust"), the one-fortieth (1/40th) relationship between the initial value of a Nasdaq-100 Share and the value of the Index is not expected to persist indefinitely.

    There can be no assurance that Nasdaq-100 Shares will always be listed on the Amex. The Amex will consider the suspension of trading in or removal from listing of Nasdaq-100 Shares:

    (a) if the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Nasdaq-100 Shares for 30 or more consecutive trading days;

    (b) if the Index is no longer calculated or available; or

    (c) if such other event shall occur or condition exists which, in the opinion of the Amex, makes further dealings on the Amex inadvisable.

    The Trust will be terminated in the event that Nasdaq-100 Shares are delisted from the Amex and are not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association (see "Administration of the Trust--Termination").

                            TAX STATUS OF THE TRUST


    For the fiscal year ended September 30, 2001, the Trust qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain diversification tests, and
(c) distribute in each year at least 90% of its investment company taxable income. If the Trust qualifies as a regulated investment company, subject to certain conditions and requirements, the Trust will not be subject to federal income tax to the extent its income is distributed in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax imposed by section 4982 of the Code on certain undistributed income of a regulated investment company that does not distribute to shareholders in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

TAX CONSEQUENCES TO BENEFICIAL OWNERS

    Any net dividends paid by the Trust from its investment company taxable income (which includes dividends, interest, and the excess of net short-term capital gains over net long-term capital losses) will be taxable to Beneficial Owners as ordinary income. A net dividend, if any, paid in January will be considered for federal income tax purposes to have been paid by the Trust and received by Beneficial Owners on the preceding December 31 if the net dividend was declared in the preceding October, November, or December to Beneficial Owners of record shown on the records of the Depository and the DTC Participants (see "The Trust--Book-Entry-Only System") on a date in one of those months.

    Distributions paid by the Trust from the excess of net long-term capital gains over net short-term capital losses ("net capital gain") are taxable as long-term capital gain, regardless of the length of time an investor has owned Nasdaq-100 Shares. Any loss on the sale or exchange of a Nasdaq-100 Share held for six months or less may be treated as a long-term capital loss to the extent of any capital gain dividends received by the Beneficial Owner. For corporate investors, net dividends from net investment income (but not return of capital distributions or capital gain dividends) generally will qualify for the corporate dividends-received deduction to the extent of qualifying dividend income received by the Trust, subject to the limitations contained in the Code. Investors should note that the quarterly net dividends paid by the Trust, if any, will not be based on the Trust's investment company taxable income and net capital gain, but rather will be based on the dividends paid with respect to the Securities net of accrued expenses and liabilities of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may make additional distributions in excess of the yield performance of the Securities in order to distribute all of its investment company taxable income and net capital gain.

    Distributions in excess of the Trust's current or accumulated earnings and profits (as specially computed) generally will be treated as a return of capital for federal income tax purposes and will reduce a Beneficial Owner's tax basis in Nasdaq-100 Shares. Return of capital distributions may result, for example, if a portion of the net dividends, if any, declared represents cash amounts deposited in connection with Portfolio Deposits rather than dividends actually received by the Trust. Under certain circumstances, a significant portion of any quarterly net dividends of the Trust could be treated as return of capital distributions. Such circumstances may be more likely to occur in periods during which the number of outstanding Nasdaq-100 Shares fluctuates significantly, as may occur during the initial years of the Trust. Beneficial Owners will receive annually notification from the Trustee through the DTC Participants as to the tax status of the Trust's distributions (see "The Trust--Book-Entry-Only System"). A distribution, if any, paid shortly after a purchase or creation of Nasdaq-100 Shares may be taxable even though in effect it may represent a return of capital.

    The sale of Nasdaq-100 Shares by a Beneficial Owner is a taxable event, and may result in a gain or loss, which generally should be a capital gain or loss for Beneficial Owners that are not dealers in securities.

    Under the Code, an in-kind redemption of Nasdaq-100 Shares will not result in the recognition of taxable gain or loss by the Trust but generally will constitute a taxable event for the redeeming shareholder. Upon redemption, a Beneficial Owner generally will recognize gain or loss measured by the difference on the date of redemption between the aggregate value of the cash and securities received and its tax basis in the Nasdaq-100 Shares redeemed. Securities received upon redemption (which will be comprised of the securities portion of the Portfolio Deposit in effect on the date of redemption) generally will have an initial tax basis equal to their respective market values on the date of redemption. The U.S. Internal Revenue Service ("IRS") may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner's economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences. Beneficial Owners of Nasdaq-100 Shares in Creation Unit size aggregations should consult their own tax advisors as to the consequences to them of the redemption of Nasdaq-100 Shares.

    Net dividend distributions, capital gains distributions, and capital gains from sales or redemptions may also be subject to state, local and foreign taxes.

    Deposit of a Portfolio Deposit with the Trustee in exchange for Nasdaq-100 Shares in Creation Unit size aggregations will not result in the recognition of taxable gain or loss by the Trust but generally will constitute a taxable event to the depositor under the Code, and a depositor generally will recognize gain or loss with respect to each security deposited equal to the difference between the amount realized in respect of the security and the depositor's tax basis therein. The amount realized with respect to a security deposited should be determined by allocating the value on the date of deposit of the Nasdaq-100 Shares received (less any cash paid to the Trust, or plus any cash received from the Trust, in connection with the deposit) among the securities deposited on the basis of their respective fair market values at that time. The IRS may assert that any resulting losses may not be deducted by a depositor on the basis that there has been no material change in the depositor's economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences. Depositors should consult their own tax advisors as to the tax consequences to them of a deposit to the Trust.

    The Trustee has the right to reject the order to create Creation Units transmitted to it by the Distributor if the depositor or group of depositors, upon obtaining the Nasdaq-100 Shares ordered, would own eighty percent (80%) or more of the outstanding Nasdaq-100 Shares, and if pursuant to section 351 of the Code such a circumstance would result in the Trust having a basis in the securities deposited different from the market value of such securities on the date of deposit. The Trustee has the right to require information regarding Nasdaq-100 Share ownership pursuant to the Nasdaq-100 Participant Agreement and from the Depository and to rely thereon to the extent necessary to make the foregoing determination as a condition to the acceptance of a Portfolio Deposit.

    Ordinary income dividends received via the Depository by Beneficial Owners who are non-resident aliens will be subject to a thirty percent (30%) United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable tax treaties. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of United States withholding tax.


    Backup withholding at a current rate of 30% will apply to dividends, capital gain distributions, redemptions and sales of Nasdaq-100 Shares unless (a) the Beneficial Owner is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a payment to a Beneficial Owner will be allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund from the IRS, provided that the required information is furnished to the IRS.


    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE TRUST, INCLUDING THE EFFECT OF POSSIBLE LEGISLATIVE CHANGES.

                    CONTINUOUS OFFERING OF NASDAQ-100 SHARES

    Nasdaq-100 Shares in Creation Unit size aggregations are offered continuously to the public by the Trust through the Distributor and are delivered upon the deposit of a Portfolio Deposit (see "The Trust--Procedures for Creation of Creation Units"). A list of the identity and number of shares of each of the Index Securities in the current Portfolio Deposit and the amount of the Income Net of Expense Amount effective through and including the previous Business Day is made available by the Trustee to NSCC on each Business Day. Under certain extraordinary circumstances which may make it impossible for the Trustee to provide such information to NSCC on a given Business Day, NSCC shall use the composition and weighting of the Index Securities of the Portfolio Deposit on the previous Business Day. The minimum number of Nasdaq-100 Shares that may be created as described herein is 50,000 or one Creation Unit. Persons making Portfolio Deposits and creating Creation Unit size aggregations of Nasdaq-100 Shares will receive no fees, commissions, or other form of compensation or inducement of any kind from the Sponsor or the Distributor, nor will any such person have any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Nasdaq-100 Shares. Notwithstanding the above, the Sponsor reserves the right, in its sole discretion, to periodically reimburse in whole or in part the Transaction Fees paid by eligible entities in connection with the creation or redemption of certain lot-sizes of Nasdaq-100 Shares.

    Because new Nasdaq-100 Shares can be created and issued on an ongoing basis, at any point during the life of the Trust a "distribution", as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent Nasdaq-100 Shares, and sells the Nasdaq-100 Shares directly to its customers, or if it chooses to couple the creation of a supply of new Nasdaq-100 Shares with an active selling effort involving solicitation of secondary market demand for Nasdaq-100 Shares. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

    Dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Nasdaq-100 Shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. Firms that do incur a prospectus delivery obligation with respect to Nasdaq-100 Shares are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an Amex member in connection with a sale on the Amex is satisfied by the fact that Nasdaq-100 Share prospectuses will be available at the Amex upon request. Of course, the prospectus-delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

    The Sponsor intends to market Nasdaq-100 Shares through broker-dealers who are members of the National Association of Securities Dealers, Inc. Investors intending to create or redeem Creation Unit size aggregations of Nasdaq-100 Shares in transactions not involving a broker-dealer registered in such investor's state of domicile or residence should consult counsel regarding applicable broker-dealer or securities regulatory requirements under such state securities laws prior to such creation or redemption.

                             EXPENSES OF THE TRUST

    The Sponsor had undertaken that on each day up to and including
September 30, 2001, the ordinary operating expenses of the Trust as calculated by the Trustee would not be permitted to exceed an amount which is 18/100 of one percent (0.18%) per annum of the daily net asset value of the Trust. For the period October 1, 2001 to September 30, 2002 the Sponsor has undertaken to limit the ordinary operating expenses of the Trust to 0.20%. To the extent during such period the ordinary operating expenses of the Trust do exceed such 0.20% level, the Sponsor will reimburse the Trust or assume invoices on behalf of the Trust for such excess ordinary operating expenses. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 0.20% per annum level on any given day. For purposes of this undertaking by the Sponsor, ordinary operating expenses of the Trust shall not include taxes, brokerage commissions, and such extraordinary non-recurring expenses as may arise, including without limitation the cost of any litigation to which the Trust or Trustee may be a party. After

September 30, 2002, the Sponsor may discontinue its undertaking to limit ordinary operating expenses of the Trust or renew this undertaking for an additional period of time, or may choose to reimburse or assume certain Trust expenses in later periods in order to keep Trust expenses at a level lower than what would reflect ordinary operating expenses of the Trust, but is not obligated to do so. In any event, it is possible that, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 0.20% per annum.

    Subject to any applicable cap, the Sponsor reserves the right to charge the Trust a special sponsor fee from time to time in reimbursement for certain services it may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced, although neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

    The following charges are or may be accrued and paid by the Trust: (a) the Trustee's fee as discussed more fully below; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees, and charges payable by the Trustee with respect to Nasdaq-100 Shares (whether in Creation Unit size aggregations or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Nasdaq-100 Shares (whether in Creation Unit size aggregations or otherwise);
(g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by them in the administration of the Trust without gross negligence, bad faith, wilful misconduct, or wilful malfeasance on their part or reckless disregard of their obligations and duties; (h) expenses incurred in contacting Beneficial Owners of Nasdaq-100 Shares during the life of the Trust and upon termination of the Trust; (i) brokerage commissions incurred by the Trustee when acquiring or selling Index Securities pursuant to the provisions of the Trust Agreement; and (j) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

    In addition to the specific expenses discussed in the previous paragraph, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to Nasdaq in respect of annual licensing fees pursuant to the License Agreement,

(b) federal and state annual registration fees for the issuance of Nasdaq-100 Shares, and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Nasdaq-100 Shares and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 20/100 of 1% (0.20%) per annum of the daily net asset value of the Trust.

    If income received by the Trust in the form of dividends and other distributions on the Securities is insufficient to cover Trust fees and expenses (see "Special Considerations and Risk Factors--Little or No Expected Net Dividend Distributions to Beneficial Owners"), the Trustee will sell Securities in an amount sufficient to pay the excess of accrued fees and expenses over the dividends and other Trust accrued income. Specifically, the Trustee will ordinarily be required to sell Securities whenever the Trustee determines that projected annualized fees and expenses accrued on a daily basis exceed projected annualized dividends and other Trust income accrued on a daily basis by more than 1/100 of one percent (0.01%) of the net asset value of the Trust. Whenever the 0.01% threshold is exceeded, the Trustee will sell sufficient Securities to cover such excess no later than the next occasion it is required to make adjustments to the Portfolio due to a Misweighting (see "The Portfolio-- Adjustments to the Portfolio"), unless the Trustee determines, in its discretion, that such a sale is unnecessary because the cash to be generated is not needed by the Trust at that time for the payment of expenses then due or because the Trustee otherwise determines that such sale is not warranted or advisable. At the time of the sale, the Trustee shall first sell Securities that are over-weighted in the Portfolio as compared to their relative weighting in the Index.

    The Trustee may also make advances to the Trust to cover expenses. The Trustee may reimburse itself in the amount of any such advance, plus any amounts required by the Federal Reserve Board which are related to such advances, together with interest thereon at a percentage rate equal to the then-current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall ordinarily sell Securities to reimburse itself for the amount of such advance and any accrued interest thereon. Such advances, as well as rights of the Trustee to the payment of its fee, reimbursement of expenses and other claims, will be secured by a lien upon and a security interest in the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the net asset value of the Trust (see "Valuation").

    The Trustee has agreed to contribute towards the marketing or other promotion of the Trust and the Nasdaq-100 Shares. This contribution will be subject to annual review and will be based upon the asset size of the Trust on the following basis:

     NET ASSET VALUE         THE BANK OF NEW YORK
       OF THE TRUST         MARKETING CONTRIBUTION
--------------------------  ----------------------
0 - $29,999,999,999.......  -0-

$30,000,000,000 -
  $39,999,999,999.........  1/100 of 1% per annum

$40,000,000,000 and
  over....................  2/100 of 1% per annum

    For services performed under the Trust Agreement, the Trustee is paid by the Trust a fee at an annual rate of 4/100 of 1% to 10/100 of 1% of the net asset value of the Trust, as shown below, such percentage amount to vary depending on the net asset value of the Trust. Such compensation is computed on each Business Day on the basis of the net asset value of the Trust on such day, and the amount thereof is accrued daily and paid monthly. The Trustee, in its discretion, may waive all or a portion of such fee. Notwithstanding the fee schedule set forth in the table below, the Trustee shall be paid a minimum annual fee of $180,000 per annum. To the extent that the amount of the Trustee's compensation is less than such minimum annual fee, the Sponsor has agreed to pay the amount of any such shortfall.

                               TRUSTEE FEE SCALE


             NET ASSET VALUE                FEE AS A PERCENTAGE OF NET
               OF THE TRUST                  ASSET VALUE OF THE TRUST
------------------------------------------  --------------------------
$0 - $499,999,999.........................  10/100 of 1% per annum*

$500,000,000 - $2,499,999,999.............  8/100 of 1% per annum*

$2,500,000,000 - $24,999,999,999..........  6/100 of 1% per annum*

$25,000,000,000 - $49,999,999,999.........  5/100 of 1% per annum*

$50,000,000,000 and over..................  4/100 of 1% per annum*


* The fee indicated applies to that portion of the net asset value of the Trust which falls in the size category indicated.

                        REDEMPTION OF NASDAQ-100 SHARES

    Nasdaq-100 Shares in Creation Unit size aggregations are ordinarily redeemable in kind only and are not redeemable for cash except under certain circumstances. Nasdaq-100 Shares in Creation Unit size aggregations may be redeemed by submitting a request for redemption, the requisite number of Nasdaq-100 Shares, and the Cash Redemption Amount (as defined below), if applicable, to the Trustee in the manner specified below. Beneficial Owners of Nasdaq-100 Shares may sell Nasdaq-100 Shares in the secondary market, but must accumulate enough Nasdaq-100 Shares to constitute a Creation Unit (I.E., 50,000 shares) in order to redeem through the Trust. Nasdaq-100 Shares can be redeemed only when Creation Unit size aggregations are owned by a Beneficial Owner and held in the account of a single Participating Party (with respect to redemptions through the Nasdaq-100 Clearing Process) or a single DTC Participant (with respect to redemptions outside the Nasdaq-100 Clearing Process). Nasdaq-100 Shares will remain outstanding until redeemed or until the termination of the Trust.

PROCEDURE FOR REDEMPTION OF NASDAQ-100 SHARES


    Requests for redemptions of Creation Units may be made on any Business Day through the Nasdaq-100 Clearing Process to the Trustee at its trust office at 15 Broad Street, 11th Floor, New York, NY 10286, or at such other office as may be designated by the Trustee. Requests for redemptions of Creation Units may also be made directly to the Trustee outside the Nasdaq-100 Clearing Process. Requests for redemptions shall not be made to the Distributor. In the case of redemptions made through the Nasdaq-100 Clearing Process, the Transaction Fee will be deducted from the amount delivered to the redeemer or added to the amount owed by the redeemer to the Trustee, as applicable. In case of redemptions tendered directly to the Trustee outside the Nasdaq-100 Clearing Process, a total fee will be charged equal to the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit (due in part to the increased expense associated with delivery outside the Nasdaq-100 Clearing Process), and such amount will be deducted from the amount delivered to the redeemer or added to the amount owed by the redeemer to the Trustee on behalf of the Trust, as applicable (see "Prospectus Summary--Transaction Fee"). In all cases, the tender of Nasdaq-100 Shares for redemption and distributions to the redeemer (or payments to the Trustee, as applicable) in respect of Nasdaq-100 Shares redeemed will be effected through the Depository and the relevant DTC Participant(s) to the Beneficial Owner thereof as recorded on the book entry system of the Depository or the relevant DTC Participant, as the case may be (see "The Trust--Book-Entry-Only System").


    The Trustee will transfer to the redeeming Beneficial Owner via the Depository and the relevant DTC Participant(s) a portfolio of Securities for each Creation Unit size aggregation of Nasdaq-100 Shares delivered, typically identical in composition and weighting to the securities portion of a Portfolio Deposit as in effect (1) on the date a request for redemption is deemed received by the Trustee as described below, in the case of redemptions made either through the Nasdaq-100 Clearing Process or outside the Nasdaq-100 Clearing Process or (2) on the date that notice of the termination of the Trust is given, in the case of the termination of the Trust (see "Administration of the Trust--Termination" and "The Portfolio--Adjustments to the Portfolio"). Each redemption also includes a cash amount, the "Cash Redemption Amount," which will either be paid to the Trustee on behalf of the Trust by the redeemer or paid to the redeemer by the Trustee on behalf of the Trust as described below. On any given Business Day, the Cash Redemption Amount is typically an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on all the Securities for the period through the date of redemption, net of accrued expenses and liabilities for such period not previously deducted (including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted, if any, and
(y) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted (see "Expenses of the Trust")), plus or minus the Balancing Amount. To the extent the sum of dividends on all Securities with ex-dividend dates within the Accumulation Period, plus or minus the Balancing Amount, exceeds the accrued expenses and liabilities of the Trust for such period (I.E., the Cash Redemption Amount has a positive value), then the Trustee on behalf of the Trust will transfer payment thereof via the relevant DTC Participant(s) to the redeeming Beneficial Owner. Conversely, to the extent the sum of dividends on all Securities with ex-dividend dates within the Accumulation Period, plus or minus the Balancing Amount, is less than the accrued expenses and liabilities of the Trust for such period (I.E., the Cash Redemption Amount has a negative value), then such Beneficial Owner shall be required to deliver payment thereof via the relevant DTC Participant(s) to the Trustee on behalf of the Trust. In the case of redemptions made through the Nasdaq-100 Clearing Process, the Trustee on behalf of the Trust will effect a transfer of the Cash Redemption Amount (if required) and the securities to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. In the case of redemptions made outside the Nasdaq-100 Clearing Process, the Trustee on behalf of the Trust will transfer the Cash Redemption Amount (if required) and the securities to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. In cases in which the Cash Redemption Amount is payable by the redeemer to the Trustee, the redeeming Beneficial Owner (via the Depository and the relevant DTC Participants(s)) is required to make payment of such cash amount by the third
(3rd) NSCC Business Day, for redemptions made through the Nasdaq-100 Clearing Process, or the first (1st) Business Day, for redemptions outside the Nasdaq-100 Clearing Process, following the date on which the request for redemption is deemed received. The Trustee will cancel all Nasdaq-100 Shares delivered upon redemption.

    In the event that the Trustee determines in its discretion that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Nasdaq-100 Shares in Creation Unit size aggregations, the Trustee shall have the right in its discretion to include the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption is deemed received by the Trustee, in the calculation of the Cash Redemption Amount in lieu of delivering such Index Security or Index Securities to the redeemer.

    In connection with the redemption of Nasdaq-100 Shares, if a redeeming investor requests redemption in cash, rather than in kind, with respect to one or more Securities (for example, because such a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities), the Trustee shall have the right in its discretion to include the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the Trustee, in the calculation of the Cash Redemption Amount in lieu of delivering such Index Security or Index Securities to the redeemer. In such case, such investor will pay the Trustee the standard Transaction Fee, plus an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit (see "Prospectus Summary--Transaction Fee").

    The Trustee, in its discretion, upon the request of a redeeming investor, may redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Securities differing in exact composition from the Index Securities but not differing in net asset value from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were to be determined that this composition would be appropriate in order to maintain the Portfolio's correlation to the composition and weighting of the Index, for instance, in connection with a replacement of one of the Index Securities (E.G., due to a merger, acquisition or bankruptcy). (See "The Portfolio" and "The Index".)

    The Trustee may sell Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the amount required to be provided to the redeeming Beneficial Owner, such cash amounts shall be held by the Trustee and shall be applied in accordance with the guidelines applicable to Misweightings (see "The Portfolio--Adjustments to the Portfolio").

    If the income received by the Trust in the form of dividends and other distributions on the Securities is insufficient to allow distribution of the Cash Redemption Amount to a redeemer of Nasdaq-100 Shares, the Trustee may advance out of its own funds any amounts necessary in respect of redemptions of Nasdaq-100 Shares; otherwise, the Trustee may sell Securities in an amount sufficient to effect such redemptions. The Trustee may reimburse itself in the amount of such advance, plus any amounts required by the Federal Reserve Board which are related to such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five
(45) Business Days, the Trustee shall ordinarily sell Securities to reimburse itself for such advance and any accrued interest thereon. Such advances will be secured by a lien upon and a security interest in the assets of the Trust in favor of the Trustee.

    The Trustee may, in its discretion, and will when so directed by the Sponsor, suspend the right of redemption, or postpone the date of payment of the net asset value for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee (1) for any period during which the New York Stock Exchange is closed; (2) for any period during which an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable; or (3) for such other period as the Commission may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages which may result from any such suspension or postponement.

    To be eligible to place orders with the Trustee to redeem Nasdaq-100 Shares in Creation Unit size aggregations, an entity or person must be (1) a Participating Party, with respect to redemptions through the Nasdaq-100 Clearing Process, or (2) a DTC Participant, with respect to redemptions outside the Nasdaq-100 Clearing Process, and in either case must have executed a Nasdaq-100 Participant Agreement with the Distributor and the Trustee.

    All orders to redeem Nasdaq-100 Shares must be placed in multiples of 50,000 shares (Creation Unit size). Orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the Nasdaq-100 Participant Agreement. Severe economic or market changes or disruptions, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

    Orders to redeem Creation Unit size aggregations of Nasdaq-100 Shares shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Nasdaq-100 Participant Agreement, and that, therefore, orders to redeem Creation Unit size aggregations of Nasdaq-100 Shares may have to be placed by the investor's broker through a Participating Party or a DTC Participant who has executed a Nasdaq-100 Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Nasdaq-100 Participant Agreement. Those placing orders to redeem Nasdaq-100 Shares should afford sufficient time to permit (1) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (2) the receipt of the Nasdaq-100 Shares to be redeemed and the Cash Redemption Amount, if any, by the Trustee in a timely manner, as described below. Orders for redemption that are effected outside the Nasdaq-100 Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Nasdaq-100 Clearing Process. Those persons placing orders outside the Nasdaq-100 Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Nasdaq-100 Shares and Cash Redemption Amount. These deadlines will vary by institution. The Participant notified of an order to redeem outside the Nasdaq-100 Clearing Process will be required to transfer Nasdaq-100 Shares through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system in a timely manner (see "Placement of Redemption Orders Outside the Nasdaq-100 Clearing Process"). Information regarding the Cash Redemption Amount, number of outstanding Nasdaq-100 Shares, and Transaction Fees may be obtained from the Trustee at the toll-free number: (800) 545-5256.

PLACEMENT OF REDEMPTION ORDERS USING THE NASDAQ-100 CLEARING PROCESS

    Orders to redeem Nasdaq-100 Shares in Creation Unit size aggregations through the Nasdaq-100 Clearing Process must be delivered through a Participating Party (see "Prospectus Summary--Portfolio Deposit") that has executed the Nasdaq-100 Participant Agreement with the Distributor and with the Trustee (as the same may be from time to time amended in accordance with its terms). An order to redeem Nasdaq-100 Shares using the Nasdaq-100 Clearing Process is deemed received by the Trustee on the Transmittal Date if (i) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Nasdaq-100 Participant Agreement are properly followed; such order will be effected based on the net asset value of the Trust as determined as of the Evaluation Time on the Transmittal Date. An order to redeem Nasdaq-100 Shares using the Nasdaq-100 Clearing Process made in proper form but received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Nasdaq-100 Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer the requisite Securities (or contracts to purchase such Securities which are expected to be delivered in a "regular way" manner through NSCC) by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received, and the Cash Redemption Amount, if any. If the Cash Redemption Amount is owed by the Beneficial Owner to the Trustee, such amount must be delivered by the third (3rd) NSCC Business Day following the date on which the redemption request is deemed received. The calculation of the value of the Securities and the Cash Redemption Amount will be made according to the procedures set forth under "Valuation," computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE THE NASDAQ-100 CLEARING PROCESS

    Orders to redeem Nasdaq-100 Shares outside the Nasdaq-100 Clearing Process must be delivered through a DTC Participant that has executed the Nasdaq-100 Participant Agreement with the Distributor and with the Trustee. A DTC Participant who wishes to place an order for redemption of Nasdaq-100 Shares to be effected outside the Nasdaq-100 Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Nasdaq-100 Clearing Process and that redemption of Nasdaq-100 Shares will instead be effected through transfer of Nasdaq-100 Shares directly through DTC. An order to redeem Nasdaq-100 Shares outside the Nasdaq-100 Clearing Process is deemed received by the Trustee on the Transmittal Date if (i) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (ii) such order is preceded or accompanied by the requisite number of Nasdaq-100 Shares specified in such order, which delivery must be made through DTC to the Trustee no later than the Closing Time of the regular trading session on The Nasdaq Stock Market on such Transmittal Date and (iii) all other procedures set forth in the Nasdaq-100 Participant Agreement are properly followed. The Cash Redemption Amount owed by the Beneficial Owner, if any, must be delivered no later than 1:00 p.m. on the Business Day immediately following the Transmittal Date.

    After the Trustee has deemed an order for redemption outside the Nasdaq-100 Clearing Process received, the Trustee will initiate procedures to transfer the requisite Securities (or contracts to purchase such Securities which are expected to be delivered within three Business Days) and the Cash Redemption Amount to the redeeming Beneficial Owner (where such amount is payable from the Trustee to the Beneficial Owner) by the third (3rd) Business Day following the Transmittal Date on which such redemption order is deemed received by the Trustee.

    The calculation of the value of the Securities and the Cash Redemption Amount will be made by the Trustee according to the procedures set forth under "Valuation," computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite Nasdaq-100 Shares are also delivered to the Trustee prior to the Closing Time on such Transmittal Date, then the value of the Securities and the Cash Redemption Amount will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption

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order is submitted to the Trustee by a DTC Participant not later than the
Closing Time on a Transmittal Date but either (1) the requisite Nasdaq-100 Shares are NOT delivered by the Closing Time on such Transmittal Date or
(2) the redemption order is not submitted in proper form, then the redemption order will NOT be deemed received as of such Transmittal Date. In such case, the value of the Securities and the Cash Redemption Amount will be computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee, I.E., the Business Day on which the Nasdaq-100 Shares are delivered through DTC to the Trustee by the Closing Time on such Business Day pursuant to a properly submitted redemption order.

                                   VALUATION

    The net asset value of the Trust is computed as of the Evaluation Time shown under "Essential Information" on each Business Day. The net asset value of the Trust on a per Nasdaq-100 Share basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Trust's investments and other assets and dividing the result by the total number of outstanding Nasdaq-100 Shares.

    The aggregate value of the Securities shall be determined by the Trustee in good faith in the following manner. The value of a Security shall generally be based on the closing sale price for the Security on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on The Nasdaq Stock Market or, if there is no such appropriate closing sale price on The Nasdaq Stock Market, at the closing bid price (unless the Trustee deems such price inappropriate as a basis for evaluation). If a Security is not so quoted on The Nasdaq Stock Market or, if so quoted and the principal market therefor is other than on The Nasdaq Stock Market or there is no such closing bid price available, such evaluation shall generally be made by the Trustee in good faith based
(a) on the closing price for the Security on another market on which the Security is traded, if available, or otherwise based on the closing sale price on The Nasdaq Stock Market on the last day that the security traded (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, at the closing bid price on such other market, (b) on current bid prices on The Nasdaq Stock Market or such other markets, (c) if bid prices are not available, on the basis of current bid prices for comparable securities, (d) by the Trustee's appraising the value of the Securities in good faith on the bid side of the market, or (e) by any combination thereof.

                          ADMINISTRATION OF THE TRUST

RECORDS

    The Trustee maintains records of the transactions of the Trust, including a current list of the identity and number of shares of each of the Securities in the Portfolio. Records of the creation of Nasdaq-100 Shares in Creation Unit size aggregations are also maintained by the Distributor. Record of ownership of Nasdaq-100 Shares is maintained by the Depository and by DTC Participants as described above (see "The Trust--Book-Entry-Only System").


    A complete copy of the Trust Agreement is maintained by the Trustee. A copy of the Trust Agreement is available to Beneficial Owners at the corporate trust office of the Trustee at 15 Broad Street, 11th Floor, New York, NY 10286 during normal business hours.


VOTING

    The Trustee has the right to vote all of the voting securities in the Trust. The Trustee votes the voting securities of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting.

DISTRIBUTIONS TO BENEFICIAL OWNERS

    Distributions by the Trust will be made quarterly in the event that dividends accumulated in respect of the Securities and other income, if any, received by the Trust, exceed Trust fees and expenses accrued during the quarterly Accumulation Period which ends on the Business Day preceding each Ex-Dividend Date. Based on historical dividend payment rates of the portfolio of securities comprising the Index and estimated ordinary operating expenses of the Trust, little or no such distributions are currently anticipated (see "Special Considerations and Risk Factors--Little or No Expected Net Dividend Distributions to Beneficial Owners").

    The regular quarterly Ex-Dividend Date with respect to net dividends, if any, for Nasdaq-100 Shares is the third Friday in each of March, June, September, and December, unless such day is not a Business Day, in which case the Ex-Dividend Date will be the immediately preceding Business Day. Beneficial Owners as reflected on the records of the Depository and the DTC Participants on the second Business Day following the Ex-Dividend Date (the "Record Date") are entitled to receive an amount, if any, representing dividends accumulated on the Securities through the quarterly Accumulation Period which ends on the Business Day preceding such Ex-Dividend Date (including Securities with ex-dividend dates falling within such quarterly dividend period) and other income, if any, received by the Trust, net of the fees and expenses of the Trust, accrued daily for such period. For the purposes of such distributions, dividends per Nasdaq-100 Share are calculated at least to the nearest 1/100th of $0.01. However, there shall be no net dividend distribution in any given quarter, and any net dividend amounts will be rolled into the next Accumulation Period, if the aggregate net dividend distribution would be in an amount less than 5/100 of one percent (0.05%) of the net asset value of the Trust as of the Friday in the week immediately preceding the Ex-Dividend Date, unless the Trustee determines that such net dividend distribution is required to be made in order to maintain the Trust's status as a regulated investment company or to avoid the imposition of income or excise taxes on undistributed income (see "Tax Status of the Trust"). When net dividend payments are to be made by the Trust, payment will be made on the last Business Day in the calendar month following each Ex-Dividend Date (the "Dividend Payment Date"). Dividend payments will be made through the Depository and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee. Nasdaq-100 Shares are registered in book-entry only, which records are kept by the Depository (see "The Trust--Book-Entry-Only System").

    Dividends payable to the Trust in respect of the Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Securities, including but not limited to the Cash Component, the Cash Redemption Amount, all moneys realized by the Trustee from the sale of options, warrants, or other similar rights received or distributed in respect of the Securities as dividends or distributions and capital gains resulting from the sale of Securities, are also credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed or otherwise utilized in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to such accounts generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce any charges made in connection with advances made by the Trustee on behalf of the Trust to cover Trust expenses in those cases when the Trust income is insufficient to pay such expenses when due (see "Expenses of the Trust").

    The Trust has qualified, and intends to continue to qualify, as a regulated investment company for federal income tax purposes. A regulated investment company is not subject to federal income tax on its net investment income and capital gains that it distributes to shareholders, so long as it meets certain overall distribution and diversification requirements and other conditions under Subchapter M of the Code. The Trust intends to satisfy these overall distribution and diversification requirements and to otherwise satisfy any required conditions. The Trustee intends to make additional distributions to the minimum extent necessary (i) to distribute the entire annual investment company taxable income of the Trust, plus any net capital gains (from sales of securities in connection with adjustments to the Portfolio, payment of the expenses of the Trust, or to generate cash for such distributions), and (ii) to avoid imposition of the excise tax imposed by section 4982 of the Code (see "Tax Status of the Trust"). The additional distributions, if needed, would consist of (a) any amount by which estimated Trust investment company taxable income and net capital gains for a fiscal year exceeds the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after the actual annual investment company taxable income and net capital gains of the Trust have been computed of the amount, if any, by which such actual income exceeds the distributions already made. The net asset value of the Trust will be reduced by the amount of such additional distributions. The magnitude of the additional distributions, if any, will depend upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of Securities in connection with adjustments to the Portfolio will have been used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay any such additional distributions. In that case, the Trustee typically will have to sell shares of the Securities sufficient to produce the cash required to make such additional distributions. In selecting the Securities to be sold to produce cash for such distributions, the Trustee will choose among the Securities that are over-weighted in the Portfolio relative to their weighting in the Index first and then from among all other Securities in a manner so as to maintain the weighting of each of the Securities within the applicable Misweighting Amount (see "The Portfolio--Adjustments to the Portfolio").

    The Trustee further reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

    The Trustee further reserves the right to vary the frequency with which periodic distributions, if any, are to be made from the Trust (E.G., from quarterly to semi-annually) if it is determined by the Sponsor and the Trustee, in their discretion, that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trustee reserves the right to change the regular Ex-Dividend Date for Nasdaq-100 Shares to another regular date if it is determined by the Sponsor and the Trustee, in their discretion, that such a change would be advantageous to the Trust. Notice of any such variance or change (which notice shall include changes to the Record Date, the Ex-Dividend Date, the Dividend Payment Date, and the Accumulation Period resulting from such variance) shall be provided to Beneficial Owners via the Depository and the DTC Participants (see "The Trust--Book-Entry-Only System").

    The Trustee may, in its discretion, advance out of its own funds any amounts necessary to permit distributions via the Depository to Beneficial Owners. The Trustee may reimburse itself in the amount of such advance, together with interest thereon at a percentage rate equal to then current overnight federal funds rate, plus Federal Reserve Bank requirements, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall ordinarily sell Securities to reimburse itself for such advance and any accrued interest thereon. Such advances will be secured by a lien upon and a security interest in the assets of the Trust in favor of the Trustee.

    In addition, as soon as practicable after notice of termination of the Trust, the Trustee will distribute via the Depository and the DTC Participants to each Beneficial Owner redeeming Nasdaq-100 Shares in Creation Unit size aggregations prior to the termination date specified in such notice, a portion of the Securities and cash as described above (see "Redemption of Nasdaq-100 Shares" and "Administration of the Trust--Termination"). Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practical after termination of the Trust, such Beneficial Owner's pro rata share in cash of the net asset value of the Trust (see "Administration of the Trust--Termination").

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    All distributions are made by the Trustee through the Depository and the DTC
Participants to Beneficial Owners as recorded on the book entry system of the Depository and the DTC Participants (see "The Trust--Book-Entry-Only System").

    The settlement date for the creation of Nasdaq-100 Shares in Creation Unit size aggregations or the purchase of Nasdaq-100 Shares in the secondary market must occur on or prior to the Record Date in order for such creator or purchaser to receive any distributions made by the Trust on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior security holder or Beneficial Owner as of such Record Date.

TRUST SUPERVISION

    The Trust's Portfolio is not managed and therefore the adverse financial condition of an issuer of securities in the Trust does not, in itself, require the sale of Securities from the Portfolio. The Trustee shall, on a non-discretionary basis, make changes to the Portfolio as described above (see "The Portfolio--Adjustments to the Portfolio").

    The Trustee will direct its securities transactions only to brokers or dealers, which may include affiliates of the Trustee and others from whom it expects to obtain the most favorable prices for execution of orders, subject to meeting the investment objectives of the Trust.

STATEMENTS TO BENEFICIAL OWNERS

    With each distribution, the Trustee will furnish for distribution to Beneficial Owners (see "The Trust--Book-Entry-Only System") a statement setting forth the amount being distributed expressed as a dollar amount per Nasdaq-100 Share.

    Promptly after the end of each fiscal year, the Trustee will furnish to the DTC Participants, for distribution to each person who was a Beneficial Owner of Nasdaq-100 Shares at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules, and regulations.

REGISTER OF OWNERSHIP AND TRANSFER

    The Trustee maintains a record of the creation and redemption of Nasdaq-100 Shares in Creation Unit size aggregations. The Depository maintains a record on its book-entry system of the DTC Participant ownership of Nasdaq-100 Shares and the number of Nasdaq-100 Shares owned (see "The Trust--Book-Entry-Only System"). Certificates are not issued for Nasdaq-100 Shares, whether in Creation Unit size denominations or otherwise. Beneficial Owners have the rights accorded to holders of "book-entry" securities under applicable law. Beneficial Owners may transfer Nasdaq-100 Shares through the Depository by instructing the DTC Participant(s) holding the Nasdaq-100 Shares for such Beneficial Owner in accordance with standard securities industry procedures.

RIGHTS OF BENEFICIAL OWNERS

    Nasdaq-100 Shares in Creation Unit size aggregations (I.E., 50,000 Nasdaq-100 Shares) may be tendered to the Trustee for redemption (see "Redemption of Nasdaq-100 Shares"). Beneficial Owners may sell Nasdaq-100 Shares in the secondary market, but must accumulate enough Nasdaq-100 Shares (I.E., 50,000 shares) to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner will not operate to terminate the Trust nor entitle such Beneficial Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust. By its purchase of a Nasdaq-100 Share, each Beneficial Owner expressly waives any right he or she may have under law to require the Trustee at any time to account, in any manner other than as expressly provided in the Trust Agreement, for the Securities or moneys from time to time received, held, and applied by the Trustee under the Trust.

    Beneficial Owners shall not have the right to vote concerning the Trust, except as described below with respect to termination and as otherwise expressly set forth in the Trust Agreement or in any manner control the operation and management of the Trust, nor shall any Beneficial Owner be liable to any other person by reason of any action taken by the Sponsor or the Trustee.

AMENDMENT

    The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent or to make such other provisions in regard to matters or questions arising thereunder as will not adversely affect the interests of Beneficial Owners; (b) to change any provision thereof as may be required by the Commission; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a "regulated investment company" under the Code;
(d) to add or change any provision thereof as may be necessary or advisable in the event that NSCC or the Depository is unable or unwilling to continue to perform its functions as set forth therein; (e) to add or change any provision thereof to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by Nasdaq in its method of determining the Index; (f) to add or change any provision thereof as may be necessary to implement a dividend reinvestment plan or service; (g) to make changes to the Transaction Fee and to other amounts charged in connection with creations and redemptions of Nasdaq-100 Shares within the original parameters set forth in the Trust Agreement; and
(h) to make changes to the level of net dividends below which a dividend distribution will not be paid in a given quarter and will instead be rolled into the next Accumulation Period.

    The Trust Agreement may also be amended from time to time by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Nasdaq-100 Shares to add provisions to or change or eliminate any of the provisions of the Trust Agreement or to modify the rights of Beneficial Owners; provided, however, that the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Nasdaq-100 Shares if such amendment would (1) permit, except in accordance with the terms and conditions of the Trust Agreement, the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement;
(2) reduce the interest of any Beneficial Owner in the Trust; or (3) reduce the percentage of Beneficial Owners required to consent to any such amendment.

    Promptly after the execution of any such amendment, the Trustee shall receive from the Depository, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding Nasdaq-100 Shares. The Trustee shall inquire of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds Nasdaq-100 Shares, and provide each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to such Beneficial Owners (see "The Trust--Book-Entry-Only System").

TERMINATION

    The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time prior to March 4, 2002 the net asset value of the Trust falls below $150,000,000 or if at any time on or after three years following the Initial Date of

Deposit the net asset value of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U, such adjustment to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve month period ending in the last month of the preceding fiscal year.

    The Trust will also terminate in the event that Nasdaq-100 Shares are delisted from the Amex and are not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association. The Amex will consider the suspension of trading in or the delisting of Nasdaq-100 Shares as discussed above (see "Marketplace Listing").

    The Trust may also be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Nasdaq-100 Shares; (b) if the Depository is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a suitable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Nasdaq-100 Shares and a suitable replacement is unavailable, or if the Trustee is no longer a participant in NSCC or any successor to NSCC providing clearance services; (d) if Nasdaq ceases publishing the Index; and (e) if the License Agreement is terminated. Currently, the License Agreement is scheduled to expire on March 10, 2004 in accordance with its terms and is subject to a five year renewal period following such date. The Trust will also terminate by its terms on the Mandatory Termination Date.

    If either the Sponsor or the Trustee shall resign or be removed and a successor is not appointed, the Trust will terminate (see "Resignation, Removal and Liability--The Trustee" and "Resignation, Removal and Liability--The Sponsor"). The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

    Prior written notice of the termination of the Trust will be given at least twenty (20) days prior to termination of the Trust to all Beneficial Owners in the manner described above (see "The Trust--Book-Entry-Only System"). The notice will set forth the date on which the Trust will be terminated (the "Termination Date"), the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Nasdaq-100 Shares (whether in Creation Unit size aggregations or otherwise) will receive in cash the net asset value of the

Nasdaq-100 Shares held, and the date determined by the Trustee upon which the books of the Trust shall be closed. Such notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, and that, as of the date thereof and thereafter, the portfolio of Securities delivered upon redemption shall be essentially identical in composition and weighting to the Securities held in the Trust as of such date rather than the securities portion of the Portfolio Deposit as in effect on the date the request for redemption is deemed received. Beneficial Owners of Nasdaq-100 Shares in Creation Unit size aggregations may, in advance of the Termination Date, redeem in kind directly from the Trust (see "Redemption of Nasdaq-100 Shares").

    Within a reasonable period of time after the Termination Date the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred by reason of any such sale or sales. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a Security, the closing or restriction of trading, the outbreak of hostilities, or the collapse of the economy. Upon receipt of proceeds from the sale of the last Security, the Trustee shall deduct therefrom its fees and all other expenses (see "Expenses of the Trust"). The remaining amount shall be transmitted to the Depository for distribution via the DTC Participants, together with a final statement setting forth the computation of the gross amount distributed. Nasdaq-100 Shares not redeemed prior to termination of the Trust will be redeemed in cash at net asset value based on the proceeds of the sale of the Securities. Such redemptions in cash at net asset value shall be available to all Beneficial Owners, with no minimum aggregation of Nasdaq-100 Shares required.

                      RESIGNATION, REMOVAL, AND LIABILITY

THE TRUSTEE

    Under the Trust Agreement, the Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants that are reflected on the records of the Depository as owning Nasdaq-100 Shares, for distribution to Beneficial Owners as provided above (see "The Trust--Book-Entry-Only System") not less than sixty
(60) days before the date such resignation is to take effect. Such resignation will become effective upon the appointment of and the acceptance of the Trust by a successor Trustee or, if no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate (see "Administration of the Trust--Termination"). The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly.

    In case the Trustee becomes incapable of acting as such or is adjudged a bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. Notice of such discharge and appointment shall be mailed by the Sponsor to the Depository and the DTC Participants for distribution to Beneficial Owners.

    Upon a successor Trustee's execution of a written acceptance of an appointment as Trustee for the Trust, such successor Trustee will become vested with all the rights, powers, duties, and obligations of the original Trustee.

    A successor Trustee is required to be a bank, trust company, corporation, or national banking association organized and doing business under the laws of the United States or any state thereof, to be authorized under such laws to exercise corporate trust powers, and to have at all times an aggregate capital, surplus, and undivided profit of not less than $50,000,000.

    Beneficial Owners of 51% of the then outstanding Nasdaq-100 Shares may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee in the manner specified above and in the Trust Agreement.

    The Trust Agreement provides that the Trustee is not liable for any action taken in reasonable reliance on properly executed documents or for the disposition of moneys or Securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, wilful malfeasance, wilful misconduct, or reckless disregard of its duties and obligations, nor is the Trustee liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Securities in the Trust. In the event of the failure of the Sponsor to act, the Trustee may act and is not liable for any such action taken by it in good faith. The Trustee is not personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee (each a "Trustee Indemnified Party") will be indemnified from the assets of the Trust and held harmless against any loss, liability, or expense incurred without gross negligence, bad faith, wilful misconduct, wilful malfeasance on the part of such Trustee Indemnified Party, or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

THE SPONSOR

    If at any time the Sponsor shall fail to undertake or perform or become incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required of it to be undertaken or performed, or shall resign, or shall become bankrupt or its affairs shall be taken over by public authorities, the Trustee may appoint a successor Sponsor as shall be satisfactory to the Trustee, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust (see "Administration of the Trust--Termination"). Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to the Depository and the DTC Participants for distribution to Beneficial Owners (see "The Trust--Book-Entry-Only System"). Upon a successor Sponsor's execution of a written acceptance of such appointment as Sponsor of the Trust, such successor Sponsor shall become vested with all of the rights, powers, duties, and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

    The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of such appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust, which the Trustee shall do if no successor Sponsor is appointed (see "Administration of the Trust--Termination").

    The dissolution of the Sponsor or its ceasing to exist as a legal entity for any reason whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of Nasdaq-100 Shares.

    The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust, or to the Beneficial Owners of Nasdaq-100 Shares for taking any action or for refraining from taking any action made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, wilful misconduct, or wilful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust by reason of the sale of any Securities of the Trust. The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor (each a "Sponsor Indemnified Party") shall be indemnified from the assets of the Trust and held harmless against any loss, liability, or expense incurred without gross negligence, bad faith, wilful misconduct, or wilful malfeasance on the part of any Sponsor Indemnified Party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.

                                    SPONSOR

    The Sponsor of the Trust is Nasdaq Financial Products Services, Inc. (formerly, Nasdaq Investment Product Services, Inc.), a Delaware corporation incorporated on August 7, 1998 with offices c/o The Nasdaq Stock Market, Inc., 1735 K Street NW, Washington, DC 20006-1500. The Sponsor's Internal Revenue Service Employer Identification Number is 52-2115391. Nasdaq owns all of the Sponsor's outstanding shares of common stock. Nasdaq is a "control person" of the Sponsor as such term is defined in the Securities Act.

    The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Nasdaq-100 Shares to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Nasdaq-100 Shares within a specified time period.

                                    TRUSTEE


    The Trustee is The Bank of New York, a corporation organized under the laws of the State of New York with trust powers. The Trustee has a trust office at 15 Broad Street, 11th Floor, New York, NY 10286 and its Internal Revenue Service Employer Identification Number is 135-160382. The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York, the Federal Deposit Insurance Corporation and the New York State Banking Department.

                                   DEPOSITORY

    The Depository Trust Company, New York, New York, a limited purpose trust company and member of the Federal Reserve System, acts as Depository for Nasdaq-100 Shares. The Depository receives customary fees for its services.

                                 LEGAL OPINION

    The legality of the Nasdaq-100 Shares offered hereby has been passed upon by Jones, Day, Reavis & Pogue, New York, New York, as counsel for the Sponsor. Winston & Strawn, New York, New York, has acted as counsel for the Trustee.

                                    EXPERTS


    The statement of assets and liabilities, including the schedule of investments of the Nasdaq-100 Trust, Series 1, as of September 30, 2001 and the related statements of operations, changes in net assets and the financial highlights for each of the two years in the period ended September 30, 2001 and for the period of March 5, 1999 (commencement of operations) to September 30, 1999 appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                 INFORMATION AND COMPARISON RELATING TO TRUST,
                   SECONDARY MARKET TRADING, NET ASSET SIZE,
                         PERFORMANCE, AND TAX TREATMENT

    Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance, and the tax treatment of Nasdaq-100 Shares, may be included from time to time in advertisements, sales literature, and other communications as well as in reports to current or prospective Beneficial Owners.

    Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification, and risk tolerance, as well as specific investment techniques such as indexing and hedging. In addition, information may be presented to prospective or current Beneficial Owners regarding the purchase of Nasdaq-100 Shares in the secondary market, such as margin requirements, types of orders that may be entered, and information concerning short sales. Similarly, market data symbols, trading fractions, other trading information, and the CUSIP number relating to Nasdaq-100 Shares may be included in such information. Comparisons with other investment vehicles, such as mutual funds, may be made with respect to the application of such requirements, costs of fund management and administration, costs and advantages of intraday trading, and rules applicable to short sales.

    Information regarding the Trust's net asset size may be stated in communications to prospective or current Beneficial Owners for one or more time periods, including annual, year-to-date, or daily periods. Such information may also be expressed in terms of the total number of Nasdaq-100 Shares outstanding as of one or more time periods. Factors integral to the size of the Trust's net assets, such as creation volume and activity, may also be discussed and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages.

    Information may be provided to investors regarding the ability to engage in short sales of Nasdaq-100 Shares, including reference to any applicable exemption from the "tick test" provision of the Commission's "short sale rule" (Rule 10a-1 under the Securities Exchange Act of 1934), to permit short sales on "minus" or "zero-minus" ticks. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow prior to effecting the sale. Institutional investors may be advised that lending their Nasdaq-100 Shares to short sellers may generate stock loan credits which may supplement the return they can earn from an investment in Nasdaq-100 Shares. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend Nasdaq-100 Shares. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

    Information may be provided to investors regarding capital gains distributions by the Trust, including historical information relating to such distributions. Comparisons between the Trust and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, as well as relative tax efficiencies between the Trust and such other investment vehicles (E.G., realization of capital gains or losses to the Trust and to such other investment vehicles in connection with redemption of their respective securities). (See "Tax Status of the Trust" for discussion of tax consequences to Beneficial Owners of Nasdaq-100 Shares in connection with the sale or redemption of Nasdaq-100 Shares.) Based on projected differences between Nasdaq-100 Shares and conventional mutual funds with regard to capital gains distributions, projections may be made regarding comparative capital gains distributions and tax rates for taxable investors holding Nasdaq-100 Shares over a long period of time. Comparisons may also be provided regarding the probable tax impact resulting from rebalancing of the Trust portfolio (see "The Portfolio--Adjustments to the Portfolio") and adjustments to the portfolio of an actively managed investment vehicle.

    Specifically, information may be provided to prospective or current investors comparing and contrasting the tax efficiencies of conventional mutual funds with Nasdaq-100 Shares. Both conventional mutual funds and the Trust may be required to recognize capital gains incurred as a result of adjustments to the composition and weighting of the Index and therefore to their respective portfolios. From a tax perspective, however, a significant difference between a conventional mutual fund and the Trust is the process by which their shares are redeemed. In cases where a conventional mutual fund experiences redemptions in excess of subscriptions ("net redemptions") and has insufficient cash available to fund such net redemptions, such fund may have to sell stocks held in its portfolio to raise and pay cash to redeeming shareholders. A mutual fund will generally experience a taxable gain or loss when it sells such portfolio stocks in order to pay cash to redeeming fund shareholders. In contrast, the redemption mechanism for Nasdaq-100 Shares does not ordinarily involve selling the Securities held by the Trust in the event of a redemption. Instead, the Trust delivers an actual portfolio of securities in an "in-kind" exchange to any person redeeming Nasdaq-100 Shares in Creation Unit size aggregations (I.E., 50,000 Nasdaq-100 Shares per Creation Unit). While this "in-kind" exchange is a taxable transaction to the redeeming entity (usually a broker/dealer) making the exchange, it generally does not constitute a taxable transaction at the Trust level and, consequently, there is no realization of taxable gain or loss by the Trust with respect to such "in-kind" exchanges. In a period of market appreciation of the Index and, consequently, appreciation of Nasdaq-100 Shares, this "in-kind" redemption mechanism has the effect of eliminating the recognition and distribution of those net unrealized gains at the Trust level. Investors should note that although the same result would occur for conventional mutual funds utilizing an "in-kind" redemption mechanism, the opportunities to redeem fund shares by delivering portfolio stocks "in-kind" are limited in most mutual funds.

    Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a conventional mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to make taxable capital gains distributions that are generated by changes in such fund's portfolio. In contrast, the "in-kind" redemption mechanism of Nasdaq-100 Shares may make them more tax efficient investments under most circumstances than comparable conventional mutual fund shares. As discussed above, the "in-kind" redemption feature of the Trust tends to lower the amount of annual net capital gains distributions to Nasdaq-100 Share holders as compared to their conventional mutual fund counterparts. Since shareholders are generally required to pay income tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that the Trust is not required to recognize capital gains, the Nasdaq-100 Share holder is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares, or the Trust terminates. If such holder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

    Information regarding the secondary market trading activity of Nasdaq-100 Shares also may be presented over one or more stated time periods, such as for daily, monthly, quarterly, or annual periods. Nasdaq-100 Share secondary market trading volume information may be compared with similar information relating to other issues trading on the Amex during the same reporting period. Average daily secondary market trading volume of Nasdaq-100 Shares may also be reported from time to time. Comparisons of such information during various periods may also be made, and may be expressed by means of percentages.

    Information may also be provided in communications to prospective investors or current Beneficial Owners comparing and contrasting the relative advantages of investing in Nasdaq-100 Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (E.G., stock index mutual funds). Such information may include comparisons of costs and expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (E.G., engaging in options or futures transactions), and portfolio turnover data and analyses. In addition, such information may quote, reprint, or include portions of financial, scholarly, or business publications or periodicals, including model allocation schedules or portfolios, as the foregoing relate to the comparison of Nasdaq-100 Shares to other investment vehicles, current economic, financial and political conditions, investment philosophy or techniques, or the desirability of owning Nasdaq-100 Shares.

    In addition, information on the performance of Nasdaq-100 Shares on the basis of changes in price per Nasdaq-100 Share with or without reinvesting all dividends, if any, and/or any distributions of capital in additional Nasdaq-100 Shares may be included from time to time in such information. Average annualized performance may be stated for various periods. Total return figures may also be stated for a period from the Initial Date of Deposit, a date at least twelve months prior to the end of the reporting period or for annual periods for the life of the Trust. Total return measures the percentage growth in the total dollar value of an investment in Nasdaq-100 Shares (reflecting dividends, if any, and capital appreciation but without provision for any income taxes payable).

    Information on the Index contained in this Prospectus, as updated from time to time, may also be included from time to time in such material. The performance of the Trust, of the Index (provided information is also given reflecting the performance of the Trust in comparison to the Index) or both may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading database of tax-exempt funds) or mutual funds such as those reported by Lipper Analytical
Services Inc., Money Magazine Fund Watch, Wiesenberger Investment Companies Service, Morningstar Incorporated, and Value Line Investment Survey, each of which measures performance following their own specific and well-defined calculation measures, or of the New York Stock Exchange Composite Index, the American Stock Exchange Composite Index, the Nasdaq Composite Index (indices of stocks traded on the New York and American Stock Exchanges and The Nasdaq Stock Market, respectively), the S&P 500 Index-Registered Trademark- (a broad-based index of 500 publicly traded companies), the S&P MidCap 400 Index-TM- (a broad-based index of 400 publicly traded middle capitalization companies), the Dow Jones Industrial Average(SM) (an index currently comprising 30 publicly traded large capitalization companies), or similar domestic or foreign measurement standards during the same period of time. In addition to all other sources of comparative information, comparative performance figures published by other funds or money managers may be included from time to time. Information may also be included regarding the aggregate amount of assets committed to index investing generally by various types of investors, such as pension funds and other institutional investors, which currently exceeds $300 billion.

    Information on the relative price performance of Nasdaq-100 Shares in relation to other securities and/or indices may be represented in the form of "correlation." Correlation is a standard measure of the degree of linear association between two price series, and ranges from minus one hundred percent (-100%) (I.E., perfect negative linear association) to positive one hundred percent (100%) (I.E., perfect positive linear association).

    One important difference between Nasdaq-100 Shares and conventional mutual fund shares is that Nasdaq-100 Shares are available for purchase or sale on an intraday basis on the Amex. An investor who buys shares in a conventional mutual fund will usually buy or sell shares at a price at or related to the closing net asset value per share, as determined by the fund. In contrast, Nasdaq-100 Shares are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationships of daily pricing data for Nasdaq-100 Shares, NAV and the Nasdaq-100 Index for the 2000 calendar year. These tables may help investors compare the trading costs and intraday trading risks of Nasdaq-100 Shares to funds sold and redeemed at prices related to closing NAV.

    Investors who purchase or sell Nasdaq-100 Shares may wish to evaluate the volatility of the price of Nasdaq-100 Shares during the trading day. To assist investors in making such an evaluation, the Daily Percentage Price Range table illustrates the volatility of price movements for both Nasdaq-100 Shares and the Nasdaq-100 Index on a daily basis. Investors who purchase or sell Nasdaq-100 Shares may also wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the High and Low Price versus Closing Value table illustrates the possibility of buying or selling Nasdaq-100 Shares at prices less or more favorable than closing NAV.

    Investors may wish to evaluate the potential of Nasdaq-100 Shares to approximate the value of the assets in the Trust as a basis of valuation of the shares. The Closing Price versus NAV table illustrates the closing value of Nasdaq-100 Shares in relation to the underlying value of the assets in the Trust on a daily basis. Additionally, the NAV versus Nasdaq-100 Index table shows the difference between the underlying value of assets in the Trust and the Nasdaq-100 Index based on month-end values.

    Finally, investors may wish to consider the average bid/asked spread on Nasdaq-100 Shares, as illustrated in the Bid/Ask Spread table, and add any commissions charged by a broker to determine the direct costs of trading Nasdaq-100 Shares.

    The information provided in the following tables with respect to the Nasdaq-100 Shares (including price ranges, relationship of prices to closing NAV, and bid/asked spreads) may vary materially over time.

There is some evidence, for example, that the bid/asked spread will widen in more volatile markets and narrow when markets are less volatile.


                         DAILY PERCENTAGE PRICE RANGES:
                           FREQUENCY DISTRIBUTION FOR
                NASDAQ-100 INDEX AND NASDAQ-100 TRUST, SERIES 1
                (FROM JANUARY 1, 2001 THROUGH DECEMBER 31, 2001)



                                        NASDAQ-100 INDEX         NASDAQ-100 TRUST
                                     ----------------------   ----------------------
RANGE                                FREQUENCY   % OF TOTAL   FREQUENCY   % OF TOTAL
-----                                ---------   ----------   ---------   ----------
0-1.00%............................       5          1.98%         0          0.00%
1.01-1.50%.........................       5          1.98%         4          1.59%
1.51-2.00%.........................       8          3.17%         6          2.38%
2.01-2.50%.........................      22          8.73%         9          3.57%
2.51-3.00%.........................      34         13.49%        35         13.89%
3.01-3.50%.........................      27         10.71%        22          8.73%
3.51-4.00%.........................      35         13.89%        34         13.49%
4.01-5.00%.........................      52         20.63%        45         17.86%
> 5.00%............................      64         25.40%        97         38.49%
                                        ---        -------       ---        -------
      Total........................     252        100.00%       252        100.00%



                      HIGH AND LOW PRICES V. CLOSING VALUE
                           FREQUENCY DISTRIBUTION FOR
                NASDAQ-100 INDEX AND NASDAQ-100 TRUST, SERIES 1
                (FROM JANUARY 1, 2001 THROUGH DECEMBER 31, 2001)



                                     NASDAQ-100 INDEX                                  NASDAQ-100 TRUST
                      -----------------------------------------------   -----------------------------------------------
                          INTRADAY HIGH             INTRADAY LOW            INTRADAY HIGH             INTRADAY LOW
                           VALUE ABOVE              VALUE BELOW              VALUE ABOVE              VALUE BELOW
                          CLOSING VALUE            CLOSING VALUE            CLOSING VALUE            CLOSING VALUE
                      ----------------------   ----------------------   ----------------------   ----------------------
RANGE                 FREQUENCY   % OF TOTAL   FREQUENCY   % OF TOTAL   FREQUENCY   % OF TOTAL   FREQUENCY   % OF TOTAL
-----                 ---------   ----------   ---------   ----------   ---------   ----------   ---------   ----------
0.00-1.00%                 1          0.41%         1          0.41%         0          0.00%         0          0.00%
1.01-1.50%                 5          2.03%         5          2.03%         4          1.62%         4          1.63%
1.51-2.00%                 8          3.25%         8          3.25%         6          2.43%         6          2.45%
2.01-2.50%                22          8.94%        22          8.94%         9          3.64%         9          3.67%
2.51-3.00%                34         13.82%        34         13.82%        34         13.77%        34         13.88%
3.01-3.50%                27         10.98%        27         10.98%        22          8.91%        22          8.98%
3.51-4.00%                35         14.23%        34         13.82%        34         13.77%        33         13.47%
4.01-5.00%                51         20.73%        52         21.14%        45         18.22%        43         17.55%
> 5.00%                   63         25.61%        63         25.61%        93         37.65%        94         38.37%
                         ---        -------       ---        -------       ---        -------       ---        -------
      Total              246        100.00%       246        100.00%       247        100.00%       245        100.00%


    The frequency totals in the second table above are less than the frequency totals in the prior table because there were occasions during the period when the daily closing value was equal to the daily high or low value.

                       CLOSING PRICES V. NET ASSET VALUE
                           FREQUENCY DISTRIBUTION FOR
                 NASDAQ-100 TRUST, SERIES 1 AND NET ASSET VALUE
                (FROM JANUARY 1, 2001 THROUGH DECEMBER 31, 2001)



                          CLOSING PRICE ON         CLOSING PRICE ON
                          AMEX ABOVE TRUST         AMEX BELOW TRUST
                                NAV                      NAV
                       ----------------------   ----------------------
RANGE                  FREQUENCY   % OF TOTAL   FREQUENCY   % OF TOTAL
-----                  ---------   ----------   ---------   ----------
0-.25%...............       58        50.43%         74        54.01%
 .251%-.50%...........       32        27.83%         33        24.09%
 .501%-1.00%..........       23        20.00%         19        13.87%
1.01%-1.50%..........        2         1.74%          8         5.84%
1.51%-2.00%..........        0         0.00%          2         1.46%
>2.00%...............        0         0.00%          1         0.73%
                        ------       ------      ------       ------
      Total..........      115       100.00%        137       100.00%


    Closing prices in the above table are based on prices as of 4:15 p.m., Eastern time, whereas NAV is calculated as of 4:00 p.m., Eastern time. As a result, differences in closing prices are in large part based on price variations between 4:00 and 4:15 p.m.


                      NET ASSET VALUE V. NASDAQ-100 INDEX
    (MONTHLY CLOSING VALUES FROM JANUARY 1, 2001 THROUGH DECEMBER 31, 2001)



                                          NAV       NASDAQ-100      PERCENTAGE
MONTH                                  EQUIVALENT   INDEX VALUE     DIFFERENCE
-----                                  ----------   -----------   --------------
January 2001.........................   2,586.61      2593.00            -0.2465%
February 2001........................   1,903.38      1908.32            -0.2587%
March 2001...........................   1,568.96      1573.25            -0.2726%
April 2001...........................   1,849.89      1855.15            -0.2837%
May 2001.............................   1,794.58      1799.89            -0.2951%
June 2001............................   1,824.50      1830.19            -0.3107%
July 2001............................   1,678.19      1683.61            -0.3221%
August 2001..........................   1,464.84      1469.70            -0.3307%
September 2001.......................   1,164.34      1168.37            -0.3445%
October 2001.........................   1,359.74      1364.78            -0.3689%
November 2001........................   1,590.03      1596.05            -0.3775%
December 2001........................   1,570.42      1577.05            -0.4203%

Source: The Bank of New York.

                         BID/ASKED SPREAD DISTRIBUTION
                           FREQUENCY DISTRIBUTION FOR
               BID/ASKED SPREAD OF THE NASDAQ-100 TRUST, SERIES 1
                (FROM JANUARY 1, 2001 THROUGH DECEMBER 31, 2001)



RANGE                                     % OF TOTAL
-----                                     ----------
Locked or crossed.......................      5.79%
1/64-1/16...............................     77.59%
5/64-1/8................................     12.54%
9/64-3/16...............................      3.20%
13/64-1/4...............................      0.65%
17/64-5/16..............................      0.10%
21/64-3/8...............................      0.04%
25/64-7/16..............................      0.02%
29/64-1/2...............................      0.02%
>1/2....................................      0.05%
                                            ------
      Total.............................    100.00%



    The price range of Nasdaq-100 Shares for the 2001 calendar year was from $28.08 to $68.08; consequently, a spread of 1/8 represents from 0.23% to 0.10% of the share price.


    Information relating to the relative price performance of Nasdaq-100 Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, long and intermediate term corporate and government bonds, Treasury bills, the rate of inflation in the United States (based on the Consumer Price Index ("CPI")) and combinations of various capital markets. Historical returns of these and other capital markets in the United States may be provided by independent statistical studies and sources, such as those provided by Ibbotson Associates of Chicago, Illinois. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. For example, the performance of Nasdaq-100 Shares may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, foreign stocks, and small capitalization stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of Nasdaq-100 Shares may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of Nasdaq-100 Shares and the investment categories, indices, or compilations chosen, and no guarantees can be made of future results regarding the performance of either Nasdaq-100 Shares or the asset classes chosen for such comparisons.

                         DIVIDEND REINVESTMENT SERVICE

    The Sponsor reserves the right in the future to make the DTC book-entry Dividend Reinvestment Service (the "Service") available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds, if any. The Sponsor may choose to make the Service available within its discretion and without the consent of Beneficial Owners. Some or all DTC Participants may not elect to utilize the Service; therefore, if the Service is made available for Nasdaq-100 Shares, an interested Nasdaq-100 Share investor may wish to contact his or her broker to ascertain the availability of the Service through such broker at such time. Interested Beneficial Owners should also note that each broker may require investors to adhere to specific procedures and timetables in order to participate in the Service and investors should ascertain from their broker such necessary details at the time when the Service is made available for Nasdaq-100 Shares.

    If and when the Service is utilized, the Trustee may use the cash proceeds of dividends received from all Beneficial Owners participating in reinvestment through the Service to obtain Index Securities necessary to create the requisite number of Nasdaq-100 Shares at the close of business on each Nasdaq-100 Share distribution date. Alternatively, the Trustee may choose to implement the reinvestment of dividends through other means (E.G., through trade executions for Nasdaq-100 Shares on the open market). Any cash balance remaining after the requisite number of Nasdaq-100 Shares have been created or otherwise acquired will be distributed, on a pro rata basis, to all Beneficial Owners who participated in the Service. Brokerage commissions, if any, incurred in obtaining the Index Securities necessary to create additional Nasdaq-100 Shares with the cash from the distributions, or in purchasing Nasdaq-100 Shares on the open market, will be an expense of the Trust.

    Nasdaq-100 Shares acquired pursuant to the Service will be held by the Beneficial Owners in the same manner, and subject to the same terms and conditions, as original ownership of Nasdaq-100 Shares. Distributions reinvested in additional Nasdaq-100 Shares through the Service will nevertheless be taxable dividends to Beneficial Owners to the same extent as if received in cash.

                             ADDITIONAL INFORMATION

    A Registration Statement on Form S-6, including amendments thereto, relating to the Trust, of which this Prospectus forms a part, has been filed with the Commission. This Prospectus does not contain all of the information set forth in the Registration Statement and the exhibits thereto. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. For further information with respect to the Trust, reference is made to such Registration Statement and the exhibits thereto. A copy of the Registration Statement may be inspected by anyone without charge at the Commission's principal office located at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, the Northeast Regional Office located at
c/o Division of Enforcement, 450 Fifth Street, N.W., Washington, D.C. 20549, and the Midwest Regional Office located at Citicorp Center, 500 West Madison Street, 14th Floor, Chicago, Illinois 60661-2511, and copies of all or any part thereof may be obtained from the Public Reference Branch of the Commission upon the payment of certain fees prescribed by the Commission. In addition, the Registration Statement may be accessed electronically at the Commission's site on the World Wide Web located at http://www.sec.gov. Such information is also available from Nasdaq by calling: 1-800-843-2639.

                           GLOSSARY OF DEFINED TERMS


                                                             PAGE
                                                           --------
"10 Basis Point Limit"...................................     B-7
"1940 Act"...............................................    B-11
"Accumulation Period"....................................     B-4
"Adjustment Day".........................................    B-44
"Balancing Amount".......................................    B-45
"Beneficial Owners"......................................    B-35
"Business Day"...........................................     B-9
"Cash Component".........................................     B-4
"Cash Redemption Amount".................................    B-65
"Closing Time"...........................................    B-29
"CNS"....................................................     B-3
"Code"...................................................    B-10
"Commission".............................................     B-3
"CPI"....................................................    B-92
"CPI-U"..................................................    B-15
"Creation Unit"..........................................     B-1
"Depository Agreement"...................................    B-36
"Depository".............................................     B-9
"Distributor"............................................    B-16
"Dividend Payment Date"..................................    B-73
"divisor"................................................    B-38
"DTC"....................................................     B-9
"DTCC"...................................................     B-3
"DTC Participants".......................................    B-34
"ERISA"..................................................    B-10
"Ex-Dividend Date".......................................    B-12
"Income Net of Expense Amount"...........................     B-4
"Index Securities".......................................     B-2
"Indirect Participants"..................................    B-35
"Initial Date of Deposit"................................     A-8
"IRA"....................................................    B-11
"IRS"....................................................    B-57
"Large Stocks"...........................................    B-51
"License Agreement"......................................    B-53
"Mandatory Termination Date".............................    B-15
"Misweighting"...........................................    B-40
"Misweighting Amount"....................................    B-39
"NASD"...................................................     B-3
"Nasdaq".................................................     B-1
"Nasdaq-100 Shares"......................................     B-1
"Nasdaq-100 Clearing Process"............................     B-6

                                                             PAGE
                                                           --------
"Nasdaq-100 Participant Agreement".......................    B-31
"NAV Amount".............................................    B-44
"net capital gain".......................................    B-56
"net redemptions"........................................    B-86
"NSCC"...................................................     B-3
"NSCC Business Day"......................................    B-19
"Participating Party"....................................     B-3
"Plans"..................................................    B-10
"Portfolio"..............................................    B-25
"Portfolio Deposit Amount"...............................    B-45
"Portfolio Deposit"......................................     B-4
"Ranking Review".........................................    B-50
"Record Date"............................................    B-72
"Request Day"............................................    B-44
"Securities Act".........................................    B-59
"Service"................................................    B-93
"Small Stocks"...........................................    B-51
"Sponsor"................................................     B-1
"Sponsor Indemnified Party"..............................    B-83
"Termination Date".......................................    B-79
"Transaction Fee"........................................     B-6
"Transmittal Date".......................................    B-29
"Trust Agreement"........................................     B-2
"Trustee"................................................     B-2
"Trustee Indemnified Party"..............................    B-82
"Weighting Analysis".....................................    B-40

NASDAQ-100 INDEX TRACKING STOCK
NASDAQ-100 TRUST(SM), SERIES 1

SPONSOR:
NASDAQ FINANCIAL PRODUCTS SERVICES, INC.

-------------------------------------------------

This Prospectus does not include all of the information with respect to the Nasdaq-100 Trust set forth in its Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the:

    - Securities Act of 1933 (File No. 333-61001) and

    - Investment Company Act of 1940 (File No. 811-8947).

TO OBTAIN COPIES OF SUCH INFORMATION, INCLUDING THE TRUST'S CODE OF ETHICS, FROM
  THE COMMISSION AT PRESCRIBED RATES--

WRITE:   Public Reference Section of the Commission
         450 Fifth Street, N.W., Washington, D.C. 20549
CALL:    1-800-SEC-0330
VISIT:   http://www.sec.gov

----------------------------------------------------------------

No person is authorized to give any information or make any representation about the Nasdaq-100 Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep both parts of this Prospectus for future reference.

----------------------------------------------------------------


PROSPECTUS DATED JANUARY 30, 2002

          PART II - ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement on Form S-6 comprises the following papers and documents:

    The facing sheet.

    The cross-reference sheet.

    The prospectus.

    The undertaking to file reports.

    The signatures.

    The following exhibits:

    1. Ex. 23.1 - Consent of Ernst & Young LLP, Independent Auditors, relating to the audited financial statements of the Trust.

    2.  Ex. 23.2 - Consent of Jones, Day, Reavis & Pogue.


    3.  Ex. 24.1 - Power of attorney.


FINANCIAL STATEMENTS

1. Form of Statement of Assets and Liabilities and the related statements of operations, changes in net assets and the financial highlights of the Trust as shown in the current Prospectus for this series herewith.


2. Financial Statements of Nasdaq Financial Products Services, Inc., the Sponsor, as part of The Nasdaq Stock Market, Inc. current consolidated financial statements incorporated by reference to Form 10/A dated November 19, 2001.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Nasdaq-100 Trust, Series 1, has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the District of Columbia, on the 30th day of January, 2002.



                                                                 NASDAQ-100 TRUST, SERIES 1
                                                        ---------------------------------------------
                                                                    (Name of Registrant)

                                                       By: NASDAQ FINANCIAL PRODUCTS SERVICES, INC.
                                                       ---------------------------------------------
                                                       (Sponsor)

                                                       By: /s/ JOHN L. JACOBS
                                                       ---------------------------------------------
                                                       John L. Jacobs
                                                       Chief Executive Officer



    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed on behalf of Nasdaq Financial Products Services, Inc., the Sponsor, by the following persons who constitute a majority of its Board of Directors and by the named persons who are in the following capacities on the date above indicated.


NASDAQ FINANCIAL PRODUCTS SERVICES, INC.


                  DAVID P. WARREN*
     -------------------------------------------       Director, Chairman
                   David P. Warren

                   JOHN L. JACOBS
     -------------------------------------------       Director, Chief Executive Officer
                   John L. Jacobs

                  DENISE B. STIRES*
     -------------------------------------------       Director, President
                  Denise B. Stires

                    BRUCE TURNER*
     -------------------------------------------       Director
                    Bruce Turner



* By his signature below, John L. Jacobs, pursuant to a duly executed Power of Attorney filed with the Securities and Exchange Commission in connection with Post-Effective Amendment No. 5 to the Registration Statement on January 30, 2002, has signed this Post-Effective Amendment No. 5 to the Registration Statement on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.


                                                       By:              /s/ JOHN L. JACOBS
                                                            -----------------------------------------
                                                                          John L. Jacobs
                                                                         Attorney-in-Fact

                                 EXHIBIT INDEX


     EXHIBIT NO.                             TITLE OF DOCUMENT
---------------------                        -----------------
  1.                    Ex. 23.1 - Consent of Ernst & Young LLP, Independent
                        Auditors, relating to the audited financial statements of
                        the Trust.
  2.                    Ex. 23.2 - Consent of Jones, Day, Reavis & Pogue.
  3.                    Ex 24.1 - Power of Attorney